UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Richard C. Noyes, Secretary
Westcore Trust
1290 Broadway, Suite 1100, Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – June 30, 2016

Item 1.	Reports to Stockholders.

Westcore Funds®

Denver Investments

2016 SEMI-ANNUAL REPORT

JUNE 30, 2016

Fund	Ticker Symbols: Retail Class	Ticker Symbols: Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Global Large-Cap Dividend Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Dividend Fund	WTMCX	WIMCX
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	WIIFX
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	WICOX

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Westcore Growth Fund	2
Westcore MIDCO Growth Fund	4
Westcore Select Fund	6
Westcore Small-Cap Growth Fund	8
Westcore Global Large-Cap Dividend Fund	10
Westcore Mid-Cap Value Dividend Fund	12
Westcore Small-Cap Value Dividend Fund	14
Westcore Micro-Cap Opportunity Fund	16
Westcore International Small-Cap Fund	18
Westcore Flexible Income Fund	20
Westcore Plus Bond Fund	22
Westcore Colorado Tax-Exempt Fund	24
FUND EXPENSES	26
IMPORTANT DISCLOSURES	28
FINANCIAL STATEMENTS	33
Statements of Investments	34
Statements of Assets and Liabilities	66
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	74
Notes to Financial Statements	84

| p: 800.392.CORE (2673) | www.westcore.com

INTENTIONALLY LEFT BLANK

SHAREHOLDER LETTER	(UNAUDITED)

Dear Fellow Shareholders

The first six months of 2016 ended with a surprise as voters in Great Britain narrowly decided to exit the European Union. This historic event, popularly known as Brexit, created uncertainty that affected financial markets worldwide and drove already low global interest rates even lower. Economic responses and ramifications of Brexit will take months and even years to play out.

Foreign investors looking for safety turned to U.S. Treasuries and other high-quality assets for relief. Because bond yields fall as bond prices rise, U.S. Treasury yields pushed close to record lows. Nonetheless, negative interest rates in Japan and certain European countries made the low yields in the United States desirable.

The Federal Reserve took a cautious approach in the first and second quarters and held interest rates steady. Future rate hikes will depend on the outlook for growth in the U.S. economy and whether inflation is picking up. However, a strong dollar is making U.S. exports more expensive and, therefore, less competitive.

The S&P 500® Index rose 3.84% during the first half of the year, while most international markets ended in negative territory. With the flight to safety, equity investors shunned growth stocks, opting for those with more defensive characteristics.

With that as a backdrop, you will find our portfolio managers’ commentary in the following pages. In addition, there is performance and other information about your Funds as of June 30, 2016. Please take this opportunity to review the Funds in which you are invested.

As we let you know in April, the Westcore Blue Chip Dividend Fund is now called the Westcore Global  Large-Cap Dividend Fund. The Fund is managed in the same manner as before; however, we changed the name  to better reflect the Fund’s investment strategy. This Fund invests in companies that the portfolio management  team believes will grow their dividends at an above-average rate. Also, because it has the flexibility to invest in companies both in the United States and in developed foreign markets, our portfolio managers are able to search  for opportunities around the globe.

Another important change in the Westcore Fund Family is the re-opening of the Westcore Small-Cap Value Dividend Fund. This Fund invests in small, dividend-paying companies that our portfolio managers believe are undervalued. The Fund focuses on dividend-paying companies because over time they have outperformed companies that do not pay dividends.

We thank you for your investment, and we appreciate your continued confidence and loyalty in allowing us to provide you with investment services through the Westcore Family of Funds. Please let us know if you have any questions or would like additional information.

Mary K. Anstine Chairman	Janice M. Teague President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither  Denver Investments, Westcore Funds, nor any Westcore Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE GROWTH FUND (WTEIX, WILGX)	(UNAUDITED)

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	-3.91%	-5.38%	9.44%	8.72%	6.46%	8.60%	6/1/1988
Institutional Class (WILGX)	-3.82	-5.21	9.67	8.94	6.60	8.66	9/28/2007
Russell 1000® Growth Index	1.36	3.02	13.07	12.35	8.78	9.82
Lipper Large-Cap Growth Index	-3.93	-2.83	11.22	10.15	7.06	8.74

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.17%, Net: 1.15%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.28%, Net: 0.95%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The first half of 2016 was dominated by macro-related headlines. Whether it was  terrorist attacks or the United Kingdom’s referendum vote to leave the European Union, the first six months continued a trend in which macro events influenced investment sentiment and the short-term direction of stock prices. Given all of the uncertainty around the globe, we continued to see a “flight to safety” in the markets, which drove interest rates down to historically low levels. In fact, the yield on the 10-year U.S. Treasury bond decreased from 2.27%, at the end of 2015, to 1.47% at the end of June. This resulted in investors seeking safety and predictability within assets such as government bonds, REITs, utilities and consumer staples, regardless of  their valuations.

FUND PERFORMANCE

The Westcore Growth Fund (retail class)  returned -3.91% for the first half of 2016, underperforming the 1.36% return of its benchmark, the Russell 1000® Growth Index. Although we are disappointed in the year-to-date results, we are confident in the growth prospects of the Fund’s holdings.

CONTRIBUTORS TO RETURN

The Fund’s return, relative to its benchmark,  was helped by positions in the materials and energy sectors. Facebook Inc., EOG Resources Inc. and Schlumberger Ltd. were among the Fund’s top contributors for the first six months of 2016. Facebook continued on its path of redefining the social media experience for individuals. It is, in our opinion, one of the most disruptive technology companies in media. We remain positive on the company and its growth opportunities. EOG Resources and Schlumberger experienced strong returns during the period with oil prices rebounding approximately 30% from their lows. We believe that EOG is well positioned to grow its North American production over the next few years and that Schlumberger is poised for increased production on existing and new wells.

DETRACTORS FROM RETURN

The Fund’s exposure to traditional growth sectors such as, information technology and consumer discretionary, hurt its return relative to the benchmark. Its underweighted position in consumer staples also hindered relative results. Holdings in Apple Inc., Gilead Sciences Inc. and Alliance Data Systems Corp. detracted from the Fund’s performance in the first half. Apple shares have been under pressure due to concerns that Manager Commentary (continued) iPhone sales have peaked and the potential effect this could have on profit margins going forward. We believe that the iPhone 7, scheduled to come to market this fall, will be positively received by consumers. Biopharmaceutical company, Gilead Sciences, had a difficult time this period as investors questioned its prospects for growth following patent expirations. We are confident that Gilead has a robust product pipeline and balance sheet, and will be able to make meaningful acquisitions to extend its future growth trajectory. Alliance Data Systems is a loyalty and marketing solutions provider whose offerings include private label credit cards, loyalty programs and direct marketing services. The company underperformed in the first half of the year as investors became more concerned about the credit cycle and its impact on Alliance’s credit card portfolio. We are confident that Alliance Data Systems is well positioned to deliver strong results in the current environment.

| 2016 Semi-Annual Report

WESTCORE GROWTH FUND (continued)	(UNAUDITED)

OUTLOOK AND POSITIONING

So far, 2016 has been a very frustrating year  with “safety” assets like government debt, REITs, utilities and consumer staples significantly outperforming the market and growth investments. Although Brexit may continue to cause some short-term disruptions, we are becoming increasingly bullish on large-cap growth companies. We continue to view the market volatility as an opportunity and remain focused on finding unique growth companies with sustainable competitive advantages. We believe that many of these companies are currently trading at levels significantly below their  intrinsic value and will be rewarded as macro-related events subside.

Top Ten Holdings (as of 6/30/16)

Apple Inc.	6.4%
Amazon.com Inc.	5.0
Facebook Inc.	4.2
Home Depot Inc.	3.7
Alphabet Inc.	3.7
Visa Inc.	3.5
Celgene Corp.	3.3
Walt Disney Co	3.0
Schlumberger Ltd.	2.9
Gilead Sciences Inc.	2.8
Total (% of Net Assets)	38.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Portfolio Characteristics (as of 6/30/16)

	Westcore Growth Fund	Russell 1000® Growth Index
Weighted Average Market Capitalization ($ Bil)	$124.3	$120.2
Price/Earnings (1 year trailing)	23.8x	23.0x
EPS Growth (3 year historical)	20.3%	13.3%
Beta	1.1	1.0
Number of Holdings	42	600
Portfolio Turnover Rate (1 year trailing)	82%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Facebook Inc.	4.96%	0.44%	Gilead Sciences Inc.	2.98%	-0.56%
EOG Resources Inc.	2.40	0.43	Apple Inc.	7.06	-0.58
Sherwin-Williams Co.	1.89	0.33	Celgene Corp.	3.40	-0.67
Schlumberger Ltd.	2.04	0.32	Alliance Data Systems Corp.	2.30	-0.68
Bristol-Myers Squibb Co.	1.17	0.32	Alexion Pharmaceuticals Inc.	0.83	-0.82

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MIDCO GROWTH FUND (WTMGX, WIMGX)	(UNAUDITED)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMGX)	-6.28%	-16.92%	5.21%	3.78%	5.30%	9.73%	8/1/1986
Institutional Class (WIMGX)	-6.13	-16.74	5.38	3.99	5.45	9.78	9/28/2007
Russell Midcap® Growth Index	2.15	-2.14	10.52	9.98	8.12	10.19
Lipper Mid-Cap Growth Index	0.89	-5.33	8.81	8.00	7.43	9.36

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.04%, Net: 1.04%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 0.98%, Net: 0.90%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least  April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The first half of 2016 was similar to what we have experienced over the last 18 to 24 months. Global macro disruptions, terrorism and extreme currency volatility all caused uncertainty and weighed on investment sentiment. This resulted in investors seeking safety and predictability within assets such as government bonds, REITs, utilities and consumer staples–regardless of their valuations. This situation created a very unusual environment where these higher-yielding instruments are trading at historically high levels compared to traditional growth companies.

FUND PERFORMANCE

During the last six months we have stayed true to our investment discipline of searching for unique growth companies that have the ability to drive superior earnings growth for the foreseeable future. Many of these companies underperformed the market as the “flight to safety” bid up the valuations for defensive sectors, while punishing many growth companies. Against this backdrop, the Westcore MIDCO Growth Fund (retail class) returned -6.28% for the first half of the year, significantly lagging the 2.15% return of its benchmark, the Russell Midcap® Growth Index.

CONTRIBUTORS TO RETURN

From a sector standpoint, the Fund’s return relative to its benchmark was aided by holdings in the energy and materials sectors. At the individual company level, contributors included Concho Resources Inc., Albemarle Corp. and Wynn Resorts Ltd. Concho Resources is a domestic oil and gas company with what we believe to be high-quality assets in the  Permian Basin. The stock performed well in the period as oil prices rebounded due to improved  supply/demand fundamentals in the industry. We believe that Concho is well positioned to deliver strong results in the future. Albemarle, a  leading provider of lithium which is used in electric cars and batteries, experienced strong growth as the long term trend towards the use of electricity over fossil fuels continued to expand. We are confident about the lithium market and prospects for Albemarle. Wynn Resorts experienced strong returns during the first six months of the year as its CEO, Steve Wynn, purchased significant shares on the open market, and investors became more optimistic about improving fundamentals in Macau.

DETRACTORS FROM RETURN

The Fund’s return relative to its benchmark was held back by holdings in the information technology, financials and industrials sectors. From an individual stock standpoint, Palo Alto Networks Inc., Mobileye N.V. and Alliance Data Systems Corp. were among the Fund’s detractors. Palo Alto Networks, a network and enterprise security company, underperformed as it reported slower than expected revenue growth. We believe that cyber security is a long-term growth area and that the slowdown in revenue growth is temporary. Mobileye is a rapidly growing technology company that develops vision-based advanced driver assistance systems. The company experienced extreme volatility in the first half of this year as its high valuation and potential slowing growth weighed on its shares, and we exited the position. Alliance Data Systems is a loyalty and marketing solutions provider whose offerings include private label credit cards, loyalty programs and direct marketing services. The company underperformed in the first half of the year as investors became more concerned about the credit cycle and its impact on Alliance’s credit card portfolio. We believe that Alliance is well positioned to deliver strong results in the current environment.

| 2016 Semi-Annual Report

WESTCORE MIDCO GROWTH FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

Although we are disappointed in the year-to-date results, we are confident in the growth prospects of the Fund’s holdings. We believe we may be in the early innings of a rotation back into growth companies and specifically mid-cap growth companies. In our estimation, many of the companies held in the Fund are trading at levels significantly below their intrinsic value and we believe they will be rewarded as investors refocus on growth and longer-term opportunities.

Top Ten Holdings (as of 6/30/16)

Sherwin-Williams Co.	3.3%
Tractor Supply Co.	3.0
Electronic Arts Inc.	3.0
Fiserv Inc.	2.9
Alliance Data Systems Corp.	2.8
Dollar Tree Inc.	2.8
Verisk Analytics Inc.	2.7
CBOE Holdings Inc.	2.6
Wynn Resorts Ltd.	2.6
Ross Stores Inc.	2.5
Total (% of Net Assets)	28.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore MIDCO Growth Fund	Russell Midcap® Growth Index
Weighted Average Market Capitalization ($ Bil)	$12.7	$12.3
Price/Earnings (1 year trailing)	26.3x	24.6x
EPS Growth (3 year historical)	9.9%	10.7%
Beta	1.1	1.1
Number of Holdings	53	465
Portfolio Turnover Rate (1 year trailing)	103%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Concho Resources Inc.	1.98%	1.02%	Mobileye N.V.	0.17%	-0.70%
Albemarle Corp.	1.39	0.84	LinkedIn Corp.	1.95	-0.74
Wynn Resorts Ltd.	2.40	0.81	Palo Alto Networks Inc.	2.03	-0.77
Fiserv Inc.	3.35	0.66	Alliance Data Systems Corp.	2.88	-0.80
Sherwin-Williams Co.	2.83	0.62	ServiceNow Inc.	0.56	-1.39

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SELECT FUND (WTSLX)	(UNAUDITED)

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSLX)	-6.94%	-20.60%	2.39%	-1.61%	4.45%	9.39%	10/1/1999
Russell Midcap® Growth Index	2.15	-2.14	10.52	9.98	8.12	6.67
Lipper Mid-Cap Growth Index	0.89	-5.33	8.81	8.00	7.43	5.71

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.10%, Net: 1.10%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least  April 30, 2017. The waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s financial statements, will be no more than 1.15% for the Fund’s Retail Class for such period. Please see the Fund’s Prospectus for more information. This agreement may not be terminated or modified prior to this date without the approval of the Board of Trustees. Without the fee waivers and expense reimbursements, total return figures would have been lower.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

As Yogi Berra once said, “it was déjà vu all over again.” The first half of 2016 was again dominated by macro-related headlines and their impact on the equity markets. Whether it was terrorist attacks or the United Kingdom’s referendum vote to leave the European Union, the trend in which macro-related events influenced investor sentiment and dictated the short-term direction of stock prices continued. This caused a “flight to safety” in the markets, which drove interest rates down to historically low levels and placed a premium on stocks with more defensive characteristics. With so much global uncertainty, and falling interest rates, markets favored sectors that offered high dividend yields and predictable cash flows over higher growth or more economically sensitive sectors.

FUND PERFORMANCE

During the first half of the year, the Westcore Select Fund’s return of -6.94% significantly lagged the 2.15% return of its benchmark, the Russell Midcap® Growth Index.

CONTRIBUTORS TO RETURN

The Fund’s return relative to its benchmark was enhanced during the first six months of the year by its holdings in the energy, consumer discretionary and health care sectors. From an individual company standpoint, strong returns were delivered by Concho Resources Inc., Wynn Resorts Ltd. and Fiserv Inc. Concho Resources  is a domestic oil and gas company with, what  we believe to be, high-quality assets in the  Permian Basin. The stock performed well in the period as oil prices rebounded due to improved  supply/demand fundamentals in the industry. We believe that Concho is well positioned to deliver strong results in the future. As the entertainment and gaming industry experienced improvements, Wynn Resorts’ stock price recovered from a decline earlier in the year. We believe that Wynn is well positioned to gain market share in Macau and Las Vegas in the future. Fiserv, a financial services technology provider, delivered strong returns as its software has become a must-have for many financial institutions. Additionally, Fiserv’s recurring revenue business model has turned strong visibility into predictable growth.

DETRACTORS FROM RETURN

On the disappointing side, the Fund’s holdings in the financials, information technology and consumer staples sectors hurt its return relative to its benchmark. Within financials, a lack of exposure to interest rate sensitive companies, mainly REITs, detracted from the Fund’s return. In information technology, the Fund’s exposure to higher growth companies, which experienced a sharp pullback in their share prices during the early part of the year, constrained returns. In consumer staples, the Fund’s underweighted position in traditional staples, along with exposure to higher growth consumer staple companies, held back returns.

| 2016 Semi-Annual Report

WESTCORE SELECT FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

From a stock standpoint, Palo Alto Networks Inc., Mobileye N.V. and LinkedIn Corp. were among the Fund’s detractors. Palo Alto Networks, a network and enterprise security company, underperformed as it reported slower than expected revenue growth. We believe that cyber security is a long-term growth area and that the slowdown in revenue growth is temporary. Mobileye is a rapidly growing technology company that develops vision-based advanced driver assistance systems. The company experienced extreme volatility in the first half of this year as its high valuation and potential slowing growth weighed on its shares, and we exited the position. Although LinkedIn was acquired by Microsoft during the second quarter, it was still a drag on the Fund’s performance for the period. We sold the shares following the acquisition.

OUTLOOK AND POSITIONING

So far, 2016 has been a very frustrating year with “safety” assets like government debt, REITs, utilities and consumer staples significantly outperforming. We believe it just a matter of time before the market refocuses on future growth and the enormous market opportunities that we see in many growth companies. Although we are not satisfied with the Fund’s short-term performance, we continue to focus our efforts on finding great growth companies with significant competitive advantages.

Top Ten Holdings (as of 6/30/16)

Fiserv Inc.	4.7%
TransDigm Group Inc.	4.7
Concho Resources Inc.	4.5
Dollar Tree Inc.	4.4
Intuitive Surgical Inc.	4.3
Sherwin-Williams Co.	4.0
Verisk Analytics Inc.	4.0
Agilent Technologies Inc.	3.9
Wynn Resorts Ltd.	3.9
Ross Stores Inc.	3.7
Total (% of Net Assets)	42.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Select Fund	Russell Midcap® Growth Index
Weighted Average Market Capitalization ($ Bil)	$13.3	$12.3
Price/Earnings (1 year trailing)	29.1x	24.6x
EPS Growth (3 year historical)	5.5%	10.7%
Beta	1.1	1.1
Number of Holdings	34	465
Portfolio Turnover Rate (1 year trailing)	113%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Concho Resources Inc.	3.50%	1.77%	Palo Alto Networks Inc.	2.76%	-1.02%
Wynn Resorts Ltd.	3.64	1.34	Mobileye N.V.	0.26	-1.04
Fiserv Inc.	5.39	1.06	LinkedIn Corp.	2.85	-1.07
Dollar Tree Inc.	3.33	0.86	Arista Networks Inc.	0.64	-1.15
Sherwin-Williams Co.	3.44	0.76	ServiceNow Inc.	0.79	-1.56

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP GROWTH FUND (WTSGX, WISGX)	(UNAUDITED)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	-2.60%	-12.24%	—	—	—	-0.96%	12/20/2013
Institutional Class (WISGX)	-2.38	-11.98	—	—	—	-0.56	12/20/2013
Russell 2000® Growth Index	-1.59	-10.75	—	—	—	1.64
Lipper Small-Cap Growth Index	-0.40	-8.45	—	—	—	0.71

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 4.96%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 2.21%, Net: 1.05%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least  April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.
Manager Commentary

MARKET OVERVIEW

The first half of 2016 ended amidst remarkable volatility due to fears that Brexit marks the beginning of slower growth throughout Europe and that this contagion could spread globally. Interest rates fell significantly and gold prices rose rapidly as investors flocked to traditional safe havens. Systemic shocks, like Brexit, tend to have consequences down the road that are unforeseen today and we expect further volatility in the second half of 2016.

Our core investment philosophy is driven by the belief that near-term movements in macro factors, such as interest rates, oil prices or even slower overall economic growth, will not impact the long-term growth opportunity of a new, disruptive technology or service. As such, we embrace volatility and valuation shocks as they create opportunities for us to find great long-term growth companies at a discount.

FUND PERFORMANCE

For the first half of 2016, the Westcore Small-Cap Growth Fund (retail class) returned -2.60%, underperforming the -1.59% return of its benchmark, the Russell 2000® Growth Index.

CONTRIBUTORS TO RETURN

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2016 were consumer discretionary, energy and materials. The Fund’s best-performing stock in the period was Burlington Stores Inc., an off-price retailer, which displayed strong results despite concerns regarding warmer weather causing a weaker environment for outerwear sales. The company’s strategy to diversify its product mix and improve profit margins is paying off and we expect these improvements to continue. Glaukos Corp. is a medical device company focused on the treatment of glaucoma. Its stock was a significant contributor, as a result of a better-than-expected launch of the company’s product iStent, which is a tiny device that can be surgically placed in the eye to help control eye pressure. We remain positive about the company’s future growth opportunity. MarketAxess Holdings Inc., a leader in electronic fixed income trading, was a strong performer in the period. The company continued to see improving demand across its trading platform that includes high-grade bonds as well as international, high-yield and municipal securities. We believe the company is poised to gain market share and expand its platform.

DETRACTORS FROM RETURN

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the first half of 2016 were industrials, health care and information technology. The Fund’s worst-performing stock was ConforMIS Inc., a provider of customized knee implants. The stock underperformed during the first half of 2016 as order rates remained soft due to the lingering effects from the company’s 2015 product recall. We believe the company may be losing mindshare with customers and have sold the position. Also within health care, Intersect ENT Inc. was a significant detractor in the period. This manufacturer of drug-delivery devices used by ear, nose and throat clinicians has been working through uncertainties regarding reimbursement rates for the company’s Propel franchise products. We believe the company is a leader in medical implants that help treat chronic sinusitis and view the reimbursement questions as transient in nature. Restoration Hardware Holdings Inc., a home furnishings retailer, underperformed as stock market volatility impacted the discretionary spending of its core customer base. With no signs of recovery in the first quarter of 2016, our concerns regarding potential negative earnings forecasts led us  to sell the position.

| 2016 Semi-Annual Report

WESTCORE SMALL-CAP GROWTH FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

As of the end of the first half of 2016, the Fund was overweighted in the energy and information technology sectors, and underweighted primarily in the industrials and consumer staples sectors.

In our opinion, small-cap companies present very good relative value at this point, with higher growth potential, yet similar valuations versus their large-cap counterparts. Importantly, the small-cap universe has significantly less global exposure and, from our perch, the U.S. economy is relatively attractive compared to many other developed world economies.

Top Ten Holdings (as of 6/30/16)

PolyOne Corp.	2.5%
Nevro Corp.	2.4
Vail Resorts Inc.	2.2
Veeva Systems Inc.	2.2
HealthEquity Inc.	2.2
QTS Realty Trust Inc.	2.2
Take-Two Interactive Software Inc.	2.1
Glaukos Corp.	2.0
NxStage Medical Inc.	2.0
PriceSmart Inc.	2.0
Total (% of Net Assets)	21.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Small-Cap Growth Fund	Russell 2000® Growth Index
Weighted Average Market Capitalization ($ Bil)	$2.4	$1.8
Price/Earnings (1 year trailing)	32.3x	24.8x
EPS Growth (3 year historical)	18.6%	11.5%
Beta	1.2	1.2
Number of Holdings	76	1,177
Portfolio Turnover Rate (1 year trailing)	84%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Burlington Stores Inc.	1.73%	0.89%	Intersect ENT Inc.	1.19%	-0.63%
Five Below Inc.	1.65	0.69	Sage Therapeutics Inc.	0.87	-0.68
Nevro Corp.	1.36	0.65	Restoration Hardware Holdings Inc.	0.38	-0.71
Glaukos Corp.	1.35	0.61	PTC Therapeutics Inc.	0.24	-0.76
MarketAxess Holdings Inc.	1.94	0.59	ConforMIS Inc.	0.55	-0.80

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND (WTMVX, WIMVX)	(UNAUDITED)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	5.54%	6.98%	7.13%	8.51%	4.87%	8.41%	6/1/1988
Institutional Class (WIMVX)	5.59	7.14	7.29	8.72	5.02	8.46	9/28/2007
Russell Developed Large-Cap Index	0.73	-2.75	7.16	6.78	4.65	—
Westcore Global Large-Cap Dividend Fund Custom Index	0.73	-2.75	7.16	8.66	5.76	9.49
S&P 500® Index	3.84	3.99	11.66	12.10	7.42	10.10
Lipper Large-Cap Core Index	2.98	1.52	9.65	10.47	6.43	8.98

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.18%, Net: 1.00% Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.06%, Net: 0.83%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.99% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The first half of 2016 was, as expected, highly volatile, with a largely directionless market. The markets began the year in a free fall as retailers were pummeled by consumers opting to spend their discretionary income on experiences, such as travel and dining, home improvement or reducing debt, rather than purchasing traditional retail products. However, the markets moved sharply higher in the second half of the first quarter as energy prices rebounded. In the waning days of the second quarter, as Britain’s unexpected decision to exit the EU was announced, there was a flight into names that had shown strong momentum during the quarter, and were, based upon our analysis, less attractive from a valuation standpoint.

FUND PERFORMANCE

The Westcore Global Large-Cap Dividend  Fund (retail class) returned 5.54% for the first half of 2016, outperforming the 0.73% return of its benchmark, the Russell Developed  Large-Cap Index.

CONTRIBUTORS TO RETURN

The Fund’s top-contributing sectors relative to the benchmark for the first half of the year were consumer discretionary, consumer staples and financial. The utilities sector outperformed broader markets in the first six months of 2016 and Edison International was the Fund’s best performer in the sector. Edison is a public utility holding company based in California. In the first quarter, its management announced its forecast for strong future asset growth opportunities and unveiled its capital expenditure plans for the next few years. We see opportunities given California’s strong movement toward renewable energy in the future which requires buildout of a two-way distribution grid, transmission systems for wind and solar power and infrastructure for electric vehicles. Wal-Mart Stores Inc. outperformed year-to-date after beating first quarter earnings expectations. The company produced its seventh consecutive quarter of positive comparable store sales and its sixth consecutive quarter of positive consumer traffic trends. Wal-Mart benefited from lower transportation costs, improved merchandise procurement and better inventory management. We believe store investments will continue to yield improving conditions, and ultimately, better cash flows and shareholder returns.

DETRACTORS FROM RETURN

The Fund’s weakest sectors relative to the benchmark were the industrials, telecommunication services and energy. Computershare Ltd. was one of the Fund’s most significant underperformers. Computershare provides transfer agency services, employee equity plans, proxy solicitation, stakeholder communications and other financial and governance services. Despite expectations that the company’s reported results would be boosted by a strong U.S. dollar, in an April meeting, management reiterated its earlier guidance for year-over-year earnings declines. We believe that Computershare’s core business is struggling against challenging market trends and opted to sell the position in the second quarter. Aerospace and defense supplier Cobham PLC was the Fund’s largest detractor in the period. Its underperformance was primarily due to one-time operational issues within its wireless segment, along with a slowdown in aviation fly-in-fly-out services across its natural resource customer base in Australia. Moreover, Cobham announced that it would be issuing equity rights in effort to reduce leverage as its U.S. dollar denominated debt levels neared a breach in covenants due to the strong U.S. dollar. We are carefully  evaluating our position in the company.

| 2016 Semi-Annual Report

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

Brexit introduced a great deal of uncertainty into the global markets, and this along with the upcoming national elections in the United States, will keep volatility elevated for the balance of the year in our estimation. We anticipate that the impact of Brexit will likely be less in the United States, given the solid underpinnings of low borrowing rates, healthy consumer balance sheets from rising home prices, rising wage levels and debt reduction over the past several years. Nonetheless, there will almost certainly be some strain on the U.S. economy from a rising U.S. dollar and its impact on exports. Market volatility can create opportunities for disciplined long-term investors and we look forward to the second half of the year.

Top Ten Holdings (as of 6/30/16)

Chubb Ltd.	3.6%
Occidental Petroleum Corp.	3.6
Edison International	3.6
Kimberly-Clark Corp.	3.5
AbbVie Inc.	3.5
Sodexo SA	3.5
Canadian Utilities Ltd.	3.4
Raytheon Co.	3.4
Total SA	3.4
Nestle SA	3.3
Total (% of Net Assets)	34.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Global Large-Cap Dividend Fund	Russell Developed Large-Cap Index
Weighted Average Market Capitalization ($ Bil)	$92.2	$87.6
Price/Cash Flow (1 year trailing)	12.2x	13.7x
Price/Book Value	3.0x	2.9x
Price/Earnings (1 year trailing)	17.3x	16.4x
Beta	0.8	1.0
Number of Holdings	30	2,485
Portfolio Turnover Rate (1 year trailing)	62%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Edison International	3.63%	1.07%	U.S. Bancorp	3.15%	-0.17%
Canadian Utilities Ltd.	3.67	0.99	Allianz SE	3.03	-0.59
General Mills Inc.	3.40	0.81	BT Group PLC	3.04	-0.70
Wal-Mart Stores Inc.	3.65	0.73	Computershare Ltd.	2.97	-0.71
Mattel Inc.	3.29	0.70	Cobham PLC	2.31	-1.26

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MID-CAP VALUE DIVIDEND FUND (WTMCX, WIMCX)	(UNAUDITED)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.	Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	8.82%	6.28%	10.87%	10.41%	6.12%	9.22%	10/1/1998
Institutional Class (WIMCX)	8.90	6.36	10.90	10.43	6.13	9.22	4/29/2016
Russell Midcap® Value Index	8.87	3.25	11.00	11.70	7.79	10.02
Lipper Mid-Cap Value Index	5.42	-2.04	8.59	9.64	7.06	9.25

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.21%, Net: 1.21%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.18%, Net: 1.02%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.25% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The first half of 2016 was, as expected, highly volatile, with a largely directionless market. The markets began the year in a free fall as retailers were pummeled by consumers opting to spend their discretionary income on experiences, such as travel and dining, home improvement or reducing debt, rather than purchasing traditional retail products. However, the markets moved sharply higher in the second half of the first quarter as energy prices rebounded. In the waning days of the second quarter, as Britain’s unexpected decision to exit the EU was announced, there was a flight into names that had shown strong momentum during the quarter, and were, based upon our analysis, less attractive from a valuation standpoint. Post-Brexit, high-yielding sectors, including REITs and utilities, performed strongly as investors viewed further rate increases by the Federal Reserve this year as highly unlikely.

FUND PERFORMANCE

The Westcore Mid-Cap Value Dividend Fund (retail class) returned 8.82% for the first half of the year, slightly underperforming its benchmark, the Russell Midcap® Value Index, which  returned 8.87%.

CONTRIBUTORS TO RETURN

The Fund’s top contributors relative to the benchmark for the first six months of the year were the energy, capital goods and REITs sectors. EQT Corp., a petroleum and natural gas exploration and pipeline company, benefited in the first half of 2016 as natural gas prices bottomed in March and bounced back early in the summer. EQT, in our opinion, displayed prescient management ability in amassing its Marcellus and Utica acreage and building out the associated pipeline capabilities. Management has maintained a clean balance sheet, and potential sources of cash, through supporting drilling capital expenditures with sales of assets and issuing general partner distribution rights rather than debt. Corporate Office Properties Trust was among the Fund’s best-performing stocks in the period. The company provides office space to defense contractors and government agencies near mission critical government headquarters. With stable government funding and growing demand for its properties, Corporate Office Properties saw recovery in leasing demand and development opportunities. We expect this to drive improved portfolio performance and growing cash flow.

DETRACTORS FROM RETURN

The Fund’s weakest sectors relative to its benchmark were basic materials, medical/healthcare and technology. AmerisourceBergen Corp., a pharmaceutical drug distributor, was the Fund’s most significant detractor within the medical/healthcare sector. Although the company has reported solid quarterly financials relative to consensus, earnings estimates were lowered more than expected. These lowered estimates are the result of generic pharmaceutical price deflation and slower anticipated generic drug launches. We expect underlying industry dynamics to reach equilibrium and believe that Amerisource will generate greater returns and free cash flow over time. Western Digital Corp. has experienced weakness over the past year due to continued weak demand for personal computers and concern over the acquisition and integration of SanDisk Corp., a leading provider of flash storage devices. Our view is that the market has been too focused on personal computer sales, and not enough on the profitability of the business. While we see strong demand for flash memory, we are striving for more clarity with regard to profit margins.

| 2016 Semi-Annual Report

WESTCORE MID-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

Brexit introduced a great deal of uncertainty into the global markets, and this along with the upcoming national elections in the United States, will keep volatility elevated for the balance of the year in our estimation. We anticipate that the impact of Brexit will likely be less in the United States, given the solid underpinnings of low borrowing rates, healthy consumer balance sheets from rising home prices and rising wage levels and debt reduction over the past several years. Nonetheless, there will almost certainly be some strain on the U.S. economy from a rising U.S. dollar and its impact on exports. Market volatility can create opportunities for disciplined long-term investors and we look forward to the second half of the year.

Top Ten Holdings (as of 6/30/16)

PG&E Corp.	3.6%
EQT Corp.	2.6
Edison International	2.5
Validus Holdings Ltd.	2.3
Corporate Office Properties Trust	2.3
AmerisourceBergen Corp.	2.2
Tyson Foods Inc.	2.1
Ingredion Inc.	2.1
Fifth Third Bancorp	2.0
Gramercy Property Trust Inc.	2.0
Total (% of Net Assets)	23.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Mid-Cap Value Dividend Fund	Russell Midcap® Value Index
Weighted Average Market Capitalization ($ Bil)	$11.4	$11.8
Price/Cash Flow (1 year trailing)	11.2x	12.0x
Price/Book Value	2.5x	2.2x
Price/Earnings (1 year trailing)	19.1x	17.3x
Beta	1.0	1.1
Number of Holdings	66	566
Portfolio Turnover Rate (1 year trailing)	57%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Edison International	2.76%	0.89%	Fifth Third Bancorp	2.16%	-0.42%
EQT Corp.	1.96	0.85	Energen Corp.	0.18	-0.47
Ingredion Inc.	2.59	0.85	Goodyear Tire & Rubber Co.	2.25	-0.49
Corporate Office Properties Trust	2.07	0.73	Western Digital Corp.	1.49	-0.53
Range Resources Corp.	1.02	0.65	AmerisourceBergen Corp.	2.58	-0.85

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392. CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (WTSVX, WISVX)	(UNAUDITED)

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.	Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	6.08%	0.76%	6.50%	7.92%	5.63%	6.21%	12/13/2004
Institutional Class(WISVX)	6.27	1.01	6.72	8.10	5.75	6.32	9/28/2007
Russell 2000® Value Index	6.08	-2.58	6.36	8.15	5.15	5.95
Lipper Small-Cap Value Index	4.08	-4.71	5.69	7.23	5.61	6.35

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.39%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.22%, Net: 1.13%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The first half of 2016 was, as expected, highly volatile, with a largely directionless market. The markets began the year in a free fall as retailers were pummeled by consumers opting to spend discretionary income on experiences, such as travel and dining, home improvement or reducing debt, rather than purchasing traditional retail products. However, the markets moved sharply higher in the second half of the first quarter as energy prices rebounded. In the waning days of the second quarter, as Britain’s unexpected decision to exit the EU was announced, there was a flight into names that had shown strong momentum during the quarter, and were, based upon our analysis, less attractive from a valuation standpoint. Post-Brexit, high-yielding sectors, including REITs and utilities, performed strongly as investors viewed further rate increases by the Federal Reserve this year as highly unlikely.

FUND PERFORMANCE

The Westcore Small-Cap Value Dividend Fund (retail class) returned 6.08% for the first half of the year, matching the 6.08% return of its benchmark, the Russell 2000® Value Index.

CONTRIBUTORS TO RETURN

The Fund’s top contributors for the first six months of the year relative to its benchmark were the technology, capital goods and interest rate sensitive sectors. Corporate Office Properties Trust was the Fund’s top-performing stock in the period. The company provides office space to defense contractors and government agencies near mission critical government headquarters. With stable government funding and growing demand for its properties, Corporate Office Properties saw recovery in leasing demand and development opportunities. We expect this to drive improved portfolio performance and growing cash flow. CyrusOne Inc. a provider of mission-critical data center facilities in 11 markets, including the United States, England and Singapore, was another top contributor. Its stock was up strongly as risk tied to Houston energy exposure was reduced and it saw growth opportunities with its Fortune 1000 customer base. Continued strong development and pre-leasing to fulfill customer demand suggests to us that there could be further meaningful upside.

DETRACTORS FROM RETURN

The Fund’s weakest performers relative to the benchmark came from the basic materials, energy and utilities sectors. KapStone Paper and Packaging Corp. was the Fund’s biggest individual detractor in the period. KapStone was a significant underperformer in the first quarter as medium paperboard and linerboard prices in the United States fell for the first time since 2009. Additionally, export containerboard prices continued to slip as competition intensified and the strong U.S. dollar pressured U.S. competitiveness. Faced with weakening fundamentals and an increasingly strained balance sheet, we elected to sell the Fund’s position. Oil and gas exploration and production company, Energen Corp., was the Fund’s largest energy sector detractor. We opted to sell the position in the first quarter after the company announced the elimination of its dividend as oil prices reached their bottom during the quarter. The timing was unfortunate given our favorable opinion of the company’s asset base and our view that it is undervalued. However, we are disciplined in our dividend-focused style, and when the company showed a lack of commitment to its dividend policy, we moved on.

| 2016 Semi-Annual Report

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

Brexit introduced a great deal of uncertainty into the global markets, and this along with the upcoming national elections in the United States, will keep volatility elevated for the balance of the year in our estimation. We anticipate that the impact of Brexit will likely be less in the United States given the solid underpinnings of low borrowing rates, healthy consumer balance sheets from rising home prices and rising wage levels and debt reduction over the past several years. Nonetheless, there will almost certainly be some strain on the U.S. economy from a rising U.S. dollar and its impact on exports. Market volatility can create opportunities for disciplined long-term investors and we look forward to the second half of the year.

Top Ten Holdings (as of 6/30/16)

Dean Foods Co.	3.7%
Green Plains Inc.	2.4
Big Lots Inc.	2.4
The GEO Group Inc.	2.3
InterDigital Inc.	2.2
Corporate Office Properties Trust	2.2
Valley National Bancorp	2.1
First Horizon National Corp.	2.1
Bio-Techne Corp.	1.9
Gramercy Property Trust Inc.	1.8
Total (% of Net Assets)	23.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Small-Cap Value Dividend Fund	Russell 2000® Value Index
Weighted Average Market Capitalization ($ Bil)	$2.3	$1.6
Price/Cash Flow (1 year trailing)	12.3x	11.1x
Price/Book Value	2.3x	1.5x
Price/Earnings (1 year trailing)	18.1x	15.7x
Beta	1.1	1.2
Number of Holdings	67	1,361
Portfolio Turnover Rate (1 year trailing)	79%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Corporate Office Properties Trust	1.82%	0.64%	Phibro Animal Health Corp.	1.08%	-0.52%
Big Lots Inc.	2.22	0.63	SM Energy Co.	0.23	-0.57
CyrusOne Inc.	1.33	0.60	Energen Corp.	0.26	-0.68
SpartanNash Co.	0.91	0.53	Greenhill & Co. Inc.	1.40	-0.83
West Pharmaceutical Services Inc.	1.91	0.48	KapStone Paper and Packaging Corp.	0.39	-1.39

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)	(UNAUDITED)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	-0.57%	-6.92%	6.70%	8.52%	—	7.91%	6/23/2008
Russell Microcap® Index	-1.68	-12.06	5.95	8.20	—	6.83
Lipper Small-Cap Core Index	4.39	-3.52	7.37	8.27	—	7.51

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.67%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s financial statements, will be no more than 1.30% for the Fund’s Retail Class for such period. Please see the Fund’s Prospectus for more information. This agreement may not be terminated or modified prior to this date without the approval of the Board of Trustees. Without the fee waivers and expense reimbursements, total return figures would have been lower.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.
Manager Commentary

MARKET OVERVIEW

Micro-cap stocks got off to a rocky start in 2016 as the Russell Microcap® Index returned -5.43% for the first quarter. In the second quarter, micro-cap stocks bounced back and the Russell Microcap® Index rose 3.97% for the quarter. Markets have already experienced quite a few twists and turns this year. Early in the year, stocks that we believe were undervalued saw strong returns. As the first quarter was coming to a close, expensive stocks and stocks with lower returns on invested capital, rallied. In June, this trend started to reverse and less expensive stocks once again outperformed. This lasted until the largely unanticipated outcome of the Brexit vote, when there was a flight to heavily-owned stocks that had performed well, but were, in our opinion expensive. For the first six months of the year, stocks with cheaper valuations and higher quality (as determined by return on invested capital and the Piotroski Score) performed better than the micro-cap universe as a whole.

FUND PERFORMANCE

The Westcore Micro-Cap Opportunity Fund returned -0.57% for the first half of the year, outperforming the -1.68% return of its benchmark, the Russell Microcap® Index.

The models used to help manage and select stocks for the Fund provided mixed results for the first six months of 2016. On an absolute basis, 7 of the 10 sectors in the Fund provided positive returns for the period, including the largest sector in the benchmark, financials. The benchmark’s returns were also positive in 7 out of 10 sectors on an absolute basis. The Fund outperformed the benchmark in 6 out the 10 sectors.

CONTRIBUTORS TO RETURN

The Fund’s best-performing sectors relative to the benchmark were health care, energy and industrials. Among the Fund’s best-performing holdings this quarter was Higher One Holdings Inc., a leading payments technology provider for higher education. During the second quarter, the company announced it was being acquired by an affiliate of Blackboard Inc. which is an education technology company. Affymetrix Inc. was another significant contributor to the Fund’s performance. The company is a pioneer in microarray technology and a leader in genomics analysis. During the first quarter, the company announced it was being acquired by scientific equipment maker Thermo Fisher Scientific Inc. Vince Holding Corp. was another strong contributor to the Fund’s performance. The company offers a wide range of women’s and men’s apparel, women’s and men’s footwear, and handbags. During the first quarter it announced earnings that exceeded expectations.

| 2016 Semi-Annual Report

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

DETRACTORS FROM RETURN

Among the Fund’s worst-performing sectors relative to the benchmark were consumer staples, consumer discretionary and utilities. Individual holdings that detracted from the Fund’s performance in the quarter included ZAGG Inc., which is best known for its line of protective coverings for consumer electronics and hand-held devices under the brand name InvisibleShield. The company’s stock struggled after it reported a loss during the second quarter. Aegerion Pharmaceuticals Inc., a developer and marketer of innovative therapies for patients with debilitating rare diseases, also underperformed. It was reported in the first half of the year that the company was being investigated and then later fined over illegal marketing of its drugs. Another underperformer was Infinity Pharmaceuticals Inc. a clinical-stage biopharmaceutical company focused on developing new medicines for the treatment of certain cancers. The stock declined during the second quarter after management reported disappointing results from an important clinical study.

OUTLOOK AND POSITIONING

A resurgence of micro-cap performance, such as the one we saw during the second quarter, is often a positive indicator for economic growth. The consumer seems well-positioned to drive growth as continued suppressed fuel prices have provided stimulus to discretionary spending as consumer balance sheets have improved. Economic risk in Europe is still a concern, but should have less of an impact on micro-cap stocks that drive the bulk of their revenue from domestic operations.

Top Ten Holdings (as of 6/30/16)

Macatawa Bank Corp.	1.2%
Higher One Holdings Inc.	1.2
SciClone Pharmaceuticals Inc.	1.1
Anika Therapeutics Inc.	1.1
American Public Education Inc.	1.0
Atrion Corp.	1.0
Exactech Inc.	1.0
Diamond Hill Investment Group Inc.	1.0
Douglas Dynamics Inc.	0.9
First Financial Corp.	0.9
Total (% of Net Assets)	10.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Micro-Cap Opportunity Fund	Russell Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$543.0	$407.0
Price/Cash Flow (1 year trailing)	9.8x	12.4x
Price/Book Value	2.1x	2.2x
Price/Earnings (1 year trailing)	13.7x	15.4x
Beta	1.2	1.2
Number of Holdings	149	1,542
Portfolio Turnover Rate (1 year trailing)	52%	—

Please see pages 30 and 31 for definition of terms.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Higher One Holdings Inc.	0.87%	0.46%	Civitas Solutions Inc.	0.69%	-0.33%
Affymetrix Inc.	0.50	0.42	DHI Group Inc.	0.85	-0.33
Vince Holding Corp.	0.25	0.35	Aegerion Pharmaceuticals Inc.	0.16	-0.34
SciClone Pharmaceuticals Inc.	1.06	0.34	Infinity Pharmaceuticals Inc.	0.37	-0.43
Anika Therapeutics Inc.	0.90	0.34	ZAGG Inc.	0.73	-0.57

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE INTERNATIONAL SMALL-CAP FUND (WTIFX, WIIFX)	(UNAUDITED)

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	0.58%	-1.84%	0.73%	1.99%	4.42%	4.57%	12/15/1999
Institutional Class (WIIFX)	0.64	-1.77	0.75	2.00	4.42	4.57	4/29/2016
MSCI EAFE Small-Cap Index	-3.18	-3.67	7.26	4.84	3.57	6.91
MSCI ACWI ex USA Small Cap Index*	-0.20	-5.46	4.93	2.28	4.09	6.33
Lipper International Small-Cap Index	-2.15	-5.29	5.50	4.50	4.46	6.64

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.62%, Net: 1.50%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.77%, Net: 1.32%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.50% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

*
MSCI Inc. launched the MSCI ACWI ex USA Small-Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance. MSCI Inc. is the source and owner of the MSCI ACWI ex USA Small-Cap Index data.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.
Manager Commentary

MARKET OVERVIEW

In the first half of 2016, markets saw a continuation of concern for global growth in light of a slowing China economy, the faltering results of Prime Minister Abe’s plan to stimulate the Japanese economy (Abenomics) and the uncertainty in  Europe exacerbated by the British vote to exit  the European Union (Brexit).

FUND PERFORMANCE

As a result of this weakening global backdrop, most international markets ended the first half of the year in negative territory. Despite the headwind of declining markets, the Westcore International Small-Cap Fund (retail class) finished the period up 0.58%, outperforming both its benchmark, the MSCI EAFE Small-Cap Index, which returned -3.18%, and the -0.20% return of its broader comparative index, the MSCI ACWI ex USA Small-Cap Index.

CONTRIBUTORS TO RETURN

The Fund’s Japan holdings continued to help drive performance. Its most significant contributor from Japan this period was Tsuruha Holdings Inc., an operator of over 1,000 drugstores, mostly in the Hokkaido and Tohoku regions. Tsuruha has grown quickly based on solid same-store-sales growth, new store openings and acquisitions. In addition to pharmaceuticals, the company has successfully broadened its offerings to health and beauty care items, as well as food. Over the longer term, drugstores such as Tsuruha should benefit  from the aging population and the increasing  demand for drugs. Mergers and acquisitions benefited the Fund in the first half of the year as holding MTY Food Group Inc., a Canada-based franchiser of over thirty fast food restaurant  chains in North America (e.g. Big Smoke Burger and Extreme Pita), announced the acquisition of U.S.-based Kahala Brands. Kahala also has a broad list of fast service food chains, including Cold Stone Creamery and Blimpie, which offer exposure to over twenty countries. Although the acquisition of Kahala is a large transaction, we believe MTY’s asset-light business model should continue to add  value for investors.

DETRACTORS FROM RETURN

Stocks that detracted from the Fund’s performance for the six months ended June 30 include 3P Learning Ltd., an Australia-based global leader in online education. 3P’s e-learning programs span mathematics, reading and science from kindergarten through high school.  Although largely an Australian business, 3P Learning is growing globally with a presence elsewhere in Asia, Europe and North America. We believe 3P’s offering is attractive as it provides not only high-level content for students, but also diagnostics and resources for teachers and administrators, which help improve the entire educational system. Despite the recent weakness, potentially driven by a change in management earlier in the year, the ongoing move to online education and 3P Learning’s valuable offering should, in our opinion, help drive long-term growth. Italy-based asset manager Azimut Holding S.p.A. was another detractor from performance. Although Azimut continued to experience net inflows, investor sentiment remained weak in the face of turbulent and declining markets, particularly in Europe. Azimut has proven itself to be an innovative money manager with launches of products such as catastrophic event funds. Solid performance, coupled with a valuable network of financial advisors, has enabled Azimut to build a strong business in Italy and an opportunistic management has brought this model overseas with joint ventures in Brazil, Australia and China.

| 2016 Semi-Annual Report

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

We believe the market volatility created by  Brexit presents an opportunity to buy well-managed companies at lower prices. Often in periods of market stress, fast-growing and value-creating businesses are disregarded by investors in favor of less risky assets like cash. As long-term, bottom-up investors, we believe this creates an opportunity to turn other investors’ fear into attractive  buying opportunities.

Stock Performance
(for the six months ended 6/30/16)

5 Highest	Average Weight	Contribution to Return
Tsuruha Holdings Inc.	3.71%	1.35%
MTY Food Group Inc.	2.95	1.32
Nihon M&A Center Inc.	3.87	1.31
Webjet Ltd.	3.13	1.03
Magic Software Enterprises Ltd.	3.77	0.86

5 Lowest
Ozforex Group Ltd.	3.72%	-0.72%
Decmil Group Ltd.	1.46	-0.81
Utilitywise PLC	3.11	-1.06
Azimut Holding S.p.A.	3.27	-1.07
3P Learning Ltd.	3.00	-2.61

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings (as of 6/30/16)

OzForex Group Ltd. [Australia]	4.5%
Kakaku.com Inc. [Japan]	4.0
China Medical System Holdings Ltd. [China]	4.0
Diploma PLC [United Kingdom]	4.0
Magic Software Enterprises Ltd. [Israel]	4.0
Nihon M&A Center Inc. [Japan]	3.9
Credit Corp. Group Ltd. [Austalia]	3.8
SMS Co. Ltd. [Japan]	3.8
Ingenico Group SA [France]	3.8
Tsuruha Holdings Inc. [Japan]	3.8
Total (% of Net Assets)	39.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore International Small-Cap Fund	MSCI EAFE Small-Cap Index
Weighted Average Market Capitalization ($ Bil)	$1.9	$2.1
Number of Countries Represented	16	23
Price/Earnings (1 year trailing)	25.3x	14.0x
Price/Book Value	4.1x	2.2x
Number of Holdings	35	2,240
Portfolio Turnover Rate	49%	—

Please see pages 30 and 31 for definition of terms.

Regional Allocation (as of 6/30/16)

Percentages are based on Total Equities.

Sector Allocation (as of 6/30/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Market Capitalization (as of 6/30/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Benchmark Update

Effective August 29, 2016, the Westcore Board of Trustees approved a benchmark change for the Westcore International Small-Cap Fund from the MSCI EAFE Small-Cap Index to the MSCI ACWI ex USA Small-Cap Index. The MSCI ACWI ex USA Small-Cap Index currently better represents the Fund’s investable universe. We will continue to present the MSCI EAFE Small-Cap Index for  historical comparison purposes to the extent required.

 | p: 800.392.CORE (2673) | www.westcore.com

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)	(UNAUDITED)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTLTX)	7.92%	4.26%	5.05%	5.83%	4.97%	7.43%	4.47%	6/1/1988
Institutional Class (WILTX)	7.96	4.30	5.21	5.98	5.08	7.47	4.56	9/28/2007
Barclays U.S. Corporate High Yield Ba Index	7.60	4.11	5.62	6.56	8.16	8.69	—
Lipper High Current Yield Index	6.81	-0.94	3.22	4.88	5.96	6.78	—

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 0.98%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.03%, Net: 0.72%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.41% for the retail class and 4.56% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.85% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

“Risk-off” sentiment dominated trading at the start of the year as worries surrounding the global economy further impacted commodity prices and caused increased concern that the U.S. could get pulled into a recession. Investor trepidation toward the high-yield asset class then flipped in February as central banks provided further accommodative signals; commodities rallied and concern over the possibility of a U.S. recession declined. Lower-rated securities and issuers in the energy and metals and mining industries fared particularly well, indicative of the “reach for yield” and commodity price trends. High-yield spreads currently approximate longer term averages, which we feel is reasonable despite rising defaults as activity to date has  been largely constrained within commodity  oriented sectors.

FUND PERFORMANCE

The Westcore Flexible Income Fund (retail class) returned 7.92% for the period, exceeding the 7.60% return recorded by its benchmark, the Barclays U.S. Corporate High Yield Ba Index. The Fund benefitted meaningfully from its overweighted position in oil and gas related issuers as well as its holdings in the metals and mining space. Its positioning in select lower-rated high-yield issues also generally provided a boost to performance versus the benchmark during the second quarter. Meanwhile, holdings of certain higher-rated, shorter-duration issues, which tend to exhibit less volatility, failed to keep pace with the overall improvement in high-yield valuations.

OUTLOOK AND POSITIONING

The recent market momentum may be further tested in time with additional fallout from the surprising outcome of the “Brexit” vote. At least initially, however, the relative yield advantage offered within the high-yield market in general has outweighed the increased angst that has seemingly resurfaced regarding global growth prospects. In the short term, we anticipate that market valuations will continue to fluctuate as investors weigh the appeal of high yield’s income advantage versus concerns that global factors may further influence U.S. economic growth.

We position the Fund with a longer-term orientation and an emphasis on higher-quality high-yield bonds with the intention of reducing the Fund’s volatility, while providing solid risk-adjusted returns over time. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result.

  | 2016 Semi-Annual Report

WESTCORE FLEXIBLE INCOME FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high-yield fund, but who are also more sensitive to volatility and more focused on capital preservation.

Top Ten Corporate Credit Exposure
(as of 6/30/16)

Goodyear Tire & Rubber Co.	2.8%
Range Resources Corp.	2.8
Frontier Communications Corp.	2.7
Royal Caribbean Cruises Ltd.	2.7
MPLX LP	2.6
Sabine Pass LNG LP	2.6
Potlatch Corp.	2.4
Concho Resources Inc.	2.3
Tuckahoe Credit Lease Trust	2.3
Tesoro Corp.	2.2
Total (% of Net Assets)	25.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Flexible Income Fund	Barclays U.S. Corporate High Yield Ba Index
Effective Duration	4.2 years	4.7 years
Effective Maturity	5.9 years	6.9 years
Number of Holdings	74	851
Portfolio Turnover Rate (1 year trailing)	37%	—

Please see pages 30 and 31 for definition of terms.

Asset Allocation (as of 6/30/16)

Percentages are based on Total Net Assets.

Ratings Allocation (as of 6/30/16)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s  or Moody’s.

Maturity Distribution (as of 6/30/16)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

 | p: 800.392.CORE (2673) | www.westcore.com

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)	(UNAUDITED)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

The Lipper Intermediate Investment Grade Index is no longer calculated as of September 30, 2013. The Lipper Core Plus Bond Index is the Westcore Plus Bond Fund’s replacement peer group index.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTIBX)	5.78%	5.68%	4.21%	4.04%	4.98%	6.28%	2.58%	6/1/1988
Institutional Class (WIIBX)	5.81	5.79	4.37	4.19	5.10	6.32	2.74	9/28/2007
Barclays U.S. Aggregate Bond Index	5.31	6.00	4.06	3.76	5.13	6.68	—
Lipper Core Plus Bond Index*	5.24	4.53	3.92	4.13	5.58	N/A	—

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 0.70%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 0.55%, Net: 0.42%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.35% for the retail class and 2.54% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.55% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

*	A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.
Manager Commentary

MARKET OVERVIEW

The second quarter ended with increased volatility as the market began to digest the Brexit vote. The surprising result led the U.S. Treasury market close to all-time low yields as investors faced this new uncertainty. The break-up calls into question the very survival of the European Union (EU) and its common currency, the Euro, as other nations also question the pros and cons of EU membership. The decades-long trend toward globalization is at risk as populist politicians demand stricter border controls and trade pact renegotiations. The recent expectation of a near-term rate increase by the Federal Reserve is now almost completely out of the question with some even expecting the next move to be an easing. The question that markets will need to answer is whether the new Brexit shock will be the tipping point that pushes the British economy into recession and takes an already struggling European economy along with it. While we anticipate that the United States is likely to feel less of an impact, there will almost certainly be some ripple effect hitting here as well. Given the very modest current growth of the U.S. economy and the interconnectivity of the global economy, it would not take much of an additional shock to push us closer to, or into, recession.

It is very clear that foreign investors have added to their holdings in U.S. securities with a strong emphasis on Treasuries and other high-quality assets. We believe this trend is very likely to continue given the proliferation of negative interest rates elsewhere and the relative strength of the U.S. economy.

FUND PERFORMANCE

The Westcore Plus Bond Fund (retail class) returned 5.78% for the first half of the year outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.31%.  The Fund’s duration, which is a measure of interest rate risk, was similar to the benchmark and was rewarded as interest rates fell. The Fund’s outperformance was primarily due to additional income generated by its overweighted position to corporate bonds and a positive security selection effect for both high-yield bonds and taxable municipal securities. The Fund’s underweighted position in the underperforming mortgage-backed securities sector was also a positive for performance.

OUTLOOK AND POSITIONING

Our outlook is for interest rates to remain relatively low as the global economy continues to move from one crisis to another, making the U.S. economy look relatively strong by comparison.

  | 2016 Semi-Annual Report

WESTCORE PLUS BOND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

While core inflation measures have trended higher recently along with energy prices, inflation expectations continue to drop significantly, based on weak growth and slack in labor markets and production resources. Low inflation in the United States is further supported by the strong dollar, which lowers the cost of imports, including  many commodities. We believe these trends of slow nominal GDP growth and low inflation will continue for several quarters as the United States avoids recession, while also languishing at below optimal growth trend. This, in our opinion, pushes the potential for meaningfully higher rates well into the future.

Heading into the third quarter, there will be a great deal at stake politically here in the United States as the November election comes into the crosshairs of a nervous market. How it plays out will be watched closely to see if the “risk-off” environment continues as uncertainty increases regarding the impact this election will have on  both the U.S. and global economies.

We believe the Fund is positioned to perform well in this slow-growth, low inflation environment in which income is favored over capital appreciation. We have constructed the Fund with a duration that is very similar to the benchmark with the aim of capturing higher income levels in this low  rate environment.

Top Ten Corporate Credit Exposure
(as of 6/30/16)

Wells Fargo	1.6%
Washington State	1.4
Potlatch Corp.	1.3
Washington REIT	1.3
Anheuser-Busch	1.3
Oncor Electric Delivery Co. LLC	1.3
Crown Castle Towers LLC	1.2
San Francisco City & County CA Public Utilities	1.2
General Electric Co.	1.2
Wal-Mart Stores Inc.	1.1
Total (% of Net Assets)	12.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)

	Westcore Plus Bond Fund	Barclays U.S. Aggregate Bond Index
Effective Duration	5.4 years	5.5 years
Effective Maturity	8.4 years	7.8 years
Number of Holdings	204	9,804
Portfolio Turnover Rate (1 year trailing)	53%	—

Please see pages 30 and 31 for definition of terms.

Asset Allocation (as of 6/30/16)

Percentages are based on Total Net Assets.

Ratings Allocation (as of 6/30/16)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution (as of 6/30/16)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

 | p: 800.392.CORE (2673) | www.westcore.com

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX, WICOX)	(UNAUDITED)

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTCOX)	3.68%	6.58%	4.87%	4.41%	4.32%	4.82%	2.24%	6/1/1991
Institutional Class (WICOX)	3.68	6.58	4.87	4.41	4.32	4.82	2.32	4/29/2016
Barclays U.S. 10-Year Municipal Bond Index	4.47	8.29	5.84	5.54	5.67	6.11	—
Lipper Intermediate Municipal Debt Index	3.47	6.25	4.36	4.14	4.26	4.85	—

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 0.77%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 0.64%, Net: 0.52%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.06% for the retail class and 2.04% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.65% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.
Manager Commentary

MARKET OVERVIEW

Municipal bonds performed well through the first half of the year as they participated in the rates rally and acted as a perceived safe haven through the Brexit volatility. Strong returns and credit quality, along with high tax-adjusted yields, have encouraged strong flows into the asset class. As of June 30, it had been 40 weeks since the municipal asset class saw outflows. As a result of these strong flows and general strength in U.S. rates, AAA rated 30-year U.S. municipal bond yields repeated all-time lows several times during the period. While this is somewhat stunning, we offer a relative comparison to the German 10-year Bund, which closed the quarter with a yield of -0.13%.

FUND PERFORMANCE

The Westcore Colorado Tax-Exempt Fund (retail class) returned 3.68% for the first six months of 2016. This compares to a 4.47% for its benchmark the Barclays U.S. 10-Year Municipal Bond Index.

CONTRIBUTORS TO RETURN

The Colorado economy continued to be one of the bright spots amongst all the states coming out of the recovery. In February Colorado posted an unemployment rate of 3.4% nearing the all-time low of 2.7% reached in March of 2000. Unemployment peaked in September of 2010 at 8.9%, and has fallen steadily since.

Colorado’s economy continued to provide a strong tailwind for the Fund. It is arguably one of the best municipal credit stories in the United States right now. A rising tide lifts all boats, and we have been diligent in finding investments for the Fund that have benefited from Colorado’s strong economy and that we believe will continue to do so.

The Fund’s insured Puerto Rico bonds have performed very well through the turbulence leading up to the default of their general obligations on August 1. They currently offer significantly higher double tax-exempt yield and we are confident in the insurer’s ability to pay principal and interest on the bonds while Puerto Rico is in default.

DETRACTORS TO RETURN

The Fund’s underperformance relative to the benchmark for the first half of the year can be almost entirely attributed to its materially shorter duration. Duration is a measure of interest rate risk and we have recently positioned the Fund with shorter duration in an effort to reduce interest rate risk. We are comfortable with this shorter duration given our desire to reduce volatility. This positioning, however, caused the Fund to benefit to a lesser degree from the recent further decline in interest rates.

| 2016 Semi-Annual Report

WESTCORE COLORADO TAX-EXEMPT FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK & POSITIONING

Credit Positioning: We are bullish on Colorado municipal bonds given the broad, strong economic tailwinds. We continue our diligent research, which is aimed at selecting credits in that we believe will fully compensate us for the underlying risk.

Duration: The Fund’s effective duration as of  June 30, 2016 was 5.37 and its average maturity was 9.59 years. This is a shorter effective duration than the benchmark and we do not expect to meaningfully extend it at any point in the near future.

As of June 30, 2016, no individual holdings within the Fund were subject to the Alternative Minimum Tax (AMT).

Top Ten Holdings (as of 6/30/16)
% of Net Assets
University of Colorado Enter-B2-Babs CO 6.26%, 6/1/36	2.5%
Denver Urban Renewal-B 4.25%, 12/1/22	2.0
Cherry Creek School District #5 5.00%, 12/15/24	1.8
CO Health Facilities-C 5.00%, 11/15/36	1.4
Breckenridge-REF COPS CO 5.00%, 12/1/35	1.3
Arapahoe County School District #1 5.00%, 12/1/29	1.3
University of Colorado Hospital Auth-A 5.00%, 11/15/36	1.3
Auraria Colorado Higher Education Center 4.00%, 4/1/29	1.2
El Paso County School District #49-REF 5.00%, 12/15/28	1.2
CO BRDG ENT-TXB-A-BAB 6.08%, 12/1/27	1.2
Total (% of Net Assets)	15.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 6/30/16)
	Westcore Colorado Tax-Exempt Fund	Barclays U.S. 10-Year Municipal Bond Index
Effective Duration	5.4 years	5.7 years
Effective Maturity	9.6 years	10.0 years
Number of Holdings	185	—
Portfolio Turnover Rate (1 year trailing)	35%	—

Please see pages 30 and 31 for definition of terms.

Ratings Allocation (as of 6/30/16)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution (as of 6/30/16)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

| p: 800.392.CORE (2673) | www.westcore.com

FUND EXPENSES	(UNAUDITED)

Disclosure of Fund Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2016 and held until June 30, 2016.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period
With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the most recent six months of the fiscal half-year, 182/365 (to reflect the half-year period). The annualized expense ratios for the most recent six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.15%	0.92%
Westcore MIDCO Growth Fund	1.10%	0.92%
Westcore Select Fund	1.15%	N/A
Westcore Small-Cap Growth Fund	1.30%	1.05%
Westcore Global Large-Cap Dividend Fund	0.99%	0.81%
Westcore Mid-Cap Value Dividend Fund	1.25%	1.00%(a)
Westcore Small-Cap Value Dividend Fund	1.30%	1.08%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.48%	1.22%(a)
Westcore Flexible Income Fund	0.85%	0.65%
Westcore Plus Bond Fund	0.55%	0.38%
Westcore Colorado Tax-Exempt Fund	0.65%	0.47%(a)

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

 | 2016 Semi-Annual Report

FUND EXPENSES (continued)	(UNAUDITED)

Fund		Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expense Paid During the Period 1/1/2016 to 6/30/2016
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$960.90	$5.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77
Institutional Class	Actual	$1,000.00	$961.80	$4.49
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$937.20	$5.30
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52
Institutional Class	Actual	$1,000.00	$938.70	$4.43
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62
Westcore Select Fund
Retail Class	Actual	$1,000.00	$930.60	$5.52
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77
Westcore Small-Cap Growth Fund
Retail Class	Actual	$1,000.00	$974.00	$6.38
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Institutional Class	Actual	$1,000.00	$976.20	$5.16
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27
Westcore Global Large-Cap Dividend Fund
Retail Class	Actual	$1,000.00	$1,055.40	$5.06
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97
Institutional Class	Actual	$1,000.00	$1,055.90	$4.14
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.07
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,088.20	$6.49
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27
Institutional Class(a)	Actual	$1,000.00	$1,026.90	$1.66
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,060.80	$6.66
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Institutional Class	Actual	$1,000.00	$1,062.70	$5.54
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.42
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$994.30	$6.45
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$1,005.80	$7.38
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.42
Institutional Class(a)	Actual	$1,000.00	$995.60	$2.00
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.12
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,079.20	$4.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27
Institutional Class	Actual	$1,000.00	$1,079.60	$3.36
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,057.80	$2.81
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77
Institutional Class	Actual	$1,000.00	$1,058.10	$1.94
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	$1.91
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,036.80	$3.29
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27
Institutional Class(a)	Actual	$1,000.00	$1,016.50	$0.78
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.36

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

 | p: 800.392.CORE (2673) | www.westcore.com

IMPORTANT DISCLOSURES	(UNAUDITED)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

  | 2016 Semi-Annual Report

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Blue Chip Dividend Fund Custom Index is comprised of the S&P 500® Index from the Fund’s inception to 4/30/2013 and the Russell Developed Large-Cap Index for the time period 5/1/2013 to the most recent period end to reflect the change in the Fund’s investment strategy on 4/30/2013. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 4/30/2013.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

 | p: 800.392.CORE (2673) | www.westcore.com

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during the first six months of 2016.

Definition of Terms

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA “ to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Piotroski Score: A discrete score between zero and nine, which reflects nine criteria used to determine the strength of a firm’s financial position. The Piotroski score is used to determine the best value stocks, with nine being the best. It was named after American professor Joseph Piotroski, who devised the scale according to specific criteria found in financial statements.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

  | 2016 Semi-Annual Report

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

 | p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL STATEMENTS TABLE OF CONTENTS

STATEMENTS OF INVESTMENTS
Westcore Growth Fund	34
Westcore MIDCO Growth Fund	36
Westcore Select Fund	38
Westcore Small-Cap Growth Fund	40
Westcore Global Large-Cap Dividend Fund	42
Westcore Mid-Cap Value Dividend Fund	44
Westcore Small-Cap Value Dividend Fund	46
Westcore Micro-Cap Opportunity Fund	48
Westcore International Small-Cap Fund	51
Westcore Flexible Income Fund	53
Westcore Plus Bond Fund	56
Westcore Colorado Tax-Exempt Fund	61
Common and Currency Abbreviations	64
STATEMENTS OF ASSETS AND LIABILITIES	66
STATEMENTS OF OPERATIONS	68
STATEMENTS OF CHANGES IN NET ASSETS	70
FINANCIAL HIGHLIGHTS	74
NOTES TO FINANCIAL STATEMENTS	84

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		100.03%
Consumer Discretionary		25.17%
Hotels Restaurants & Leisure		3.81%
Las Vegas Sands Corp.	9,300	$404,457
Starbucks Corp.	9,720	555,206
		959,663

Household Durables		2.36%
Mohawk Industries Inc.**	3,135	594,898

Internet & Catalog Retail		8.34%
Amazon.com Inc.**	1,750	1,252,335
Netflix Inc.**	4,500	411,660
Priceline Group Inc.**	350	436,944
		2,100,939

Media		2.99%
Walt Disney Co.	7,700	753,214

Specialty Retail		7.67%
Home Depot Inc.	7,385	942,991
O’Reilly Automotive Inc.**	1,800	487,980
TJX Companies Inc.	6,510	502,767
		1,933,738

Total Consumer Discretionary (Cost $5,173,434)		6,342,452

Consumer Staples		6.01%
Beverages		1.83%
Monster Beverage Corp.**	2,860	459,630

Food & Staples Retailing		4.18%
Costco Wholesale Corp.	3,030	475,831
CVS Health Corp.	6,040	578,270
		1,054,101

Total Consumer Staples (Cost $1,240,569)		1,513,731

Energy		5.50%
Energy Equipment & Services		2.86%
Schlumberger Ltd.	9,110	720,419

Oil Gas & Consumable Fuels		2.64%
EOG Resources Inc.	7,970	664,857

Total Energy (Cost $1,354,722)		1,385,276
	Shares	Market Value
Financials		2.38%
Banks		1.73%
JPMorgan Chase & Co.	7,010	$435,601

Capital Markets		0.65%
BlackRock Inc.	480	164,415

Total Financials (Cost $633,644)		600,016

Health Care		17.71%
Biotechnology		6.04%
Celgene Corp.**	8,310	819,615
Gilead Sciences Inc.	8,420	702,397
		1,522,012

Health Care Equipment & Supplies		3.26%
Becton Dickinson and Co.	2,100	356,139
Danaher Corp.	4,600	464,600
		820,739

Health Care Providers & Services		1.50%
HCA Holdings Inc.**	4,900	377,349

Life Sciences Tools & Services		2.44%
Thermo Fisher Scientific Inc.	4,170	616,159

Pharmaceuticals		4.47%
Bristol-Myers Squibb Co.	8,600	632,530
Jazz Pharmaceuticals PLC (Ireland)**	3,500	494,585
		1,127,115

Total Health Care (Cost $3,978,828)		4,463,374

Industrials		9.61%
Aerospace & Defense		4.22%
Raytheon Co.	4,120	560,114
TransDigm Group Inc.**	1,910	503,648
		1,063,762

Machinery		3.07%
Dover Corp.	5,400	374,328
Parker Hannifin Corp.	3,700	399,785
		774,113

Road & Rail		2.32%
Union Pacific Corp.	6,710	585,447

Total Industrials (Cost $2,265,834)		2,423,322
	Shares	Market Value
Information Technology		30.29%
Internet Software & Services		7.96%
Alphabet Inc. - Class A**	1,340	$942,731
Facebook Inc. - Class A**	9,290	1,061,661
		2,004,392

IT Services		7.89%
Alliance Data Systems Corp.**	3,030	593,638
Cognizant Technology Solutions Corp. - Class A**	8,910	510,008
Visa Inc. - Class A	11,940	885,590
		1,989,236

Semiconductors & Semiconductor Equipment		4.19%
Broadcom Ltd. (Singapore)	4,210	654,234
NXP Semiconductor N.V. (Netherlands)**	5,130	401,884
		1,056,118

Software		3.83%
Salesforce.com Inc.**	5,800	460,578
Ultimate Software Group Inc.**	2,400	504,696
		965,274

Technology Hardware Storage & Peripherals		6.42%
Apple Inc.	16,919	1,617,456

Total Information Technology (Cost $5,264,460)		7,632,476

Materials		3.36%
Chemicals		1.78%
Sherwin-Williams Co.	1,530	449,315

Construction Materials		1.58%
Vulcan Materials Co.	3,300	397,188

Total Materials (Cost $785,455)		846,503

Total Common Stocks (Cost $20,696,946)		25,207,150

MONEY MARKET MUTUAL FUNDS		0.27%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	67,332	67,332

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Shares	Market Value
Total Money Market Mutual Funds (Cost $67,332)		$67,332

Total Investments (Cost $20,764,278)	100.30%	25,274,482

Liabilities in Excess of Other Assets	(0.30%)	(73,794)

Net Assets	100.00%	$25,200,688

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		98.51%
Consumer Discretionary		27.67%
Auto Components		0.96%
Goodyear Tire & Rubber Co.	26,800	$687,688

Automobiles		1.70%
Tesla Motors Inc.**	5,722	1,214,666

Hotels Restaurants & Leisure		5.54%
Chipotle Mexican Grill Inc.**	3,768	1,517,600
Royal Caribbean Cruises Ltd.	8,950	600,993
Wynn Resorts Ltd.	20,396	1,848,693
		3,967,286

Household Durables		2.82%
DR Horton Inc.	29,841	939,395
Mohawk Industries Inc.**	5,700	1,081,632
		2,021,027

Internet & Catalog Retail		1.94%
Expedia Inc.	13,100	1,392,530

Leisure Equipment & Products		1.37%
Hasbro Inc.	11,670	980,163

Multiline Retail		2.75%
Dollar Tree Inc.**	20,900	1,969,616

Specialty Retail		7.17%
Advance Auto Parts Inc.	7,000	1,131,410
Ross Stores Inc.	32,200	1,825,418
Tractor Supply Co.	23,840	2,173,731
		5,130,559

Textiles Apparel & Luxury Goods		3.42%
Under Armour Inc. - Class A**	36,872	1,479,673
Under Armour Inc. - Class C**	26,559	966,755
		2,446,428

Total Consumer Discretionary (Cost $17,749,565)		19,809,963

Consumer Staples		3.26%
Food & Staples Retailing		1.17%
Casey’s General Stores Inc.	6,350	835,089

Food Products		2.09%
Hain Celestial Group Inc.**	14,200	706,450
The WhiteWave Foods Co.**	16,800	788,592
		1,495,042
	Shares	Market Value
Total Consumer Staples
(Cost $2,127,995)		$2,330,131

Energy		4.49%
Oil, Gas & Consumable Fuels		4.49%
Concho Resources Inc.**	14,900	1,777,123
Newfield Exploration Co.**	32,600	1,440,268
		3,217,391

Total Energy (Cost $2,142,038)		3,217,391

Financials		7.35%
Banks		3.45%
Bank of the Ozarks Inc.	35,390	1,327,833
Signature Bank**	9,150	1,143,018
		2,470,851

Diversified Financial Services		3.90%
CBOE Holdings Inc.	27,800	1,852,036
MSCI Inc.	12,150	937,008
		2,789,044

Total Financials (Cost $5,214,576)		5,259,895

Health Care		15.82%
Biotechnology		1.74%
BioMarin Pharmaceutical Inc.**	16,070	1,250,246

Health Care Equipment & Supplies		3.92%
Hologic Inc.**	31,500	1,089,900
Intuitive Surgical Inc.**	2,600	1,719,666
		2,809,566

Healthcare Providers & Services		5.98%
Centene Corp.**	17,900	1,277,523
Diplomat Pharmacy Inc.**	36,250	1,268,750
Henry Schein Inc.**	9,800	1,732,640
		4,278,913

Life Sciences Tools & Services		2.41%
Agilent Technologies Inc.	38,850	1,723,386

Pharmaceuticals		1.77%
Jazz Pharmaceuticals PLC (Ireland)**	8,950	1,264,724

Total Health Care (Cost $10,404,676)		11,326,835

Industrials		12.93%
Aerospace & Defense		1.81%
TransDigm Group Inc.**	4,900	1,292,081
	Shares	Market Value
Building Products		3.57%
Lennox International Inc.	8,106	$1,155,916
Masco Corp.	45,300	1,401,582
		2,557,498

Machinery		1.36%
Flowserve Corp.	21,550	973,413

Professional Services		2.67%
Verisk Analytics Inc.**	23,610	1,914,299

Road & Rail		1.68%
Kansas City Southern	13,350	1,202,701

Trading Companies & Distributors		1.84%
United Rentals Inc.**	19,650	1,318,515

Total Industrials (Cost $8,341,135)		9,258,507

Information Technology		21.38%
Communications Equipment		1.73%
Palo Alto Networks Inc.**	10,116	1,240,626

Internet Software & Services		1.52%
Yandex NV - Class A (Netherlands)**	49,650	1,084,853

IT Services		8.61%
Alliance Data Systems Corp.**	10,220	2,002,303
Fiserv Inc.**	19,403	2,109,688
Global Payments Inc.	14,551	1,038,650
Sabre Corp.	37,950	1,016,681
		6,167,322

Semiconductors & Semiconductor Equipment		3.45%
Lam Research Corp.	18,650	1,567,719
Skyworks Solutions Inc.	14,287	904,081
		2,471,800

Software		6.07%
Electronic Arts Inc.**	28,190	2,135,674
Guidewire Software Inc.**	11,600	716,416
Ultimate Software Group Inc.**	7,100	1,493,059
		4,345,149

Total Information Technology (Cost $14,269,076)		15,309,750

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Shares	Market Value
Materials		5.61%
Chemicals		4.56%
Albemarle Corp.	11,400	$904,134
Sherwin-Williams Co.	8,050	2,364,044
		3,268,178

Construction Materials		1.05%
Martin Marietta Materials Inc.	3,900	748,800

Total Materials (Cost $3,197,498)		4,016,978

Total Common Stocks (Cost $63,446,559)		70,529,450

MONEY MARKET MUTUAL FUNDS		0.49%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	351,009	351,009

Total Money Market Mutual Funds (Cost $351,009)		351,009

Total Investments (Cost $63,797,568)	99.00%	70,880,459

Other Assets in Excess of Liabilities	1.00%	715,831

Net Assets	100.00%	$71,596,290

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		100.00%
Consumer Discretionary		27.05%
Automobiles		2.09%
Tesla Motors Inc.**	4,580	$972,242

Hotels Restaurants & Leisure		7.35%
Chipotle Mexican Grill Inc.**	3,992	1,607,818
Wynn Resorts Ltd.	19,890	1,802,829
		3,410,647

Internet & Catalog Retail		1.97%
Expedia Inc.	8,600	914,180

Multiline Retail		4.41%
Dollar Tree Inc.**	21,700	2,045,008

Specialty Retail		7.26%
Ross Stores Inc.	30,000	1,700,700
Tractor Supply Co.	18,320	1,670,418
		3,371,118

Textiles Apparel & Luxury Goods		3.97%
Under Armour Inc. - Class A**	29,276	1,174,846
Under Armour Inc. - Class C**	18,406	669,968
		1,844,814

Total Consumer Discretionary (Cost $11,857,612)		12,558,009

Consumer Staples		0.99%
Food Products		0.99%
Hain Celestial Group Inc.**	9,200	457,700

Total Consumer Staples (Cost $440,633)		457,700

Energy		6.40%
Oil Gas & Consumable Fuels		6.40%
Concho Resources Inc.**	17,600	2,099,152
Newfield Exploration Co.**	19,700	870,346
		2,969,498

Total Energy (Cost $1,960,753)		2,969,498

Financials		8.48%
Banks		3.03%
Bank of the Ozarks Inc.	37,500	1,407,000

Diversified Financial Services		5.45%
CBOE Holdings Inc.	23,600	1,572,232
	Shares	Market Value
MSCI Inc.	12,400	$956,288
		2,528,520

Total Financials (Cost $4,057,464)		3,935,520

Health Care		17.04%
Biotechnology		2.97%
BioMarin Pharmaceutical Inc.**	17,740	1,380,172

Health Care Equipment & Services		4.27%
Intuitive Surgical Inc.**	3,000	1,984,230

Health Care Providers & Services		3.23%
Diplomat Pharmacy Inc.**	42,800	1,498,000

Life Sciences Tools & Services		3.95%
Agilent Technologies Inc.	41,300	1,832,068

Pharmaceuticals		2.62%
Jazz Pharmaceuticals PLC (Ireland)**	8,600	1,215,266

Total Health Care (Cost $8,256,925)		7,909,736

Industrials		14.68%
Aerospace & Defense		4.66%
TransDigm Group Inc.**	8,200	2,162,258

Machinery		1.82%
Flowserve Corp.	18,700	844,679

Professional Services		4.04%
Verisk Analytics Inc.**	23,110	1,873,759

Road & Rail		2.17%
Kansas City Southern	11,200	1,009,008

Trading Companies & Distributors		1.99%
United Rentals Inc.**	13,800	925,980

Total Industrials (Cost $6,475,965)		6,815,684

Information Technology		19.20%
Communications Equipment		2.46%
Palo Alto Networks Inc.**	9,300	1,140,552

Internet Software & Services		2.03%
Yandex NV - Class A (Netherlands)**	43,100	941,735
	Shares	Market Value
IT Services		10.71%
Alliance Data Systems Corp.**	8,600	$1,684,912
Fiserv Inc.**	19,900	2,163,727
Sabre Corp.	42,000	1,125,180
		4,973,819

Software		4.00%
Guidewire Software Inc.**	7,600	469,376
The Ultimate Software Group Inc.**	6,600	1,387,914
		1,857,290

Total Information Technology (Cost $9,099,522)		8,913,396

Materials		6.16%
Chemicals		4.05%
Sherwin-Williams Co.	6,400	1,879,488

Construction Materials		2.11%
Martin Marietta Materials Inc.	5,100	979,200

Total Materials (Cost $2,493,352)		2,858,688

Total Common Stocks (Cost $44,642,226)		46,418,231

MONEY MARKET MUTUAL FUNDS		0.39%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	180,117	180,117

Total Money Market Mutual Funds (Cost $180,117)		180,117

Total Investments (Cost $44,822,343)	100.39%	46,598,348

Liabilities in Excess of Other Assets	(0.39%)	(179,895)

Net Assets	100.00%	$46,418,453

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF JUNE 30, 2016
(UNAUDITED)
	Shares	Market Value
COMMON STOCKS		96.30%
Consumer Discretionary		15.13%
Diversified Consumer Services		2.30%
Bright Horizons Family Solutions Inc.**	670	$44,427
Grand Canyon Education Inc.**	1,466	58,523
		102,950

Hotels Restaurants & Leisure		5.61%
Shake Shack Inc. - Class A**	1,237	45,064
Sonic Corp.	1,360	36,788
Vail Resorts Inc.	728	100,632
Wingstop Inc.**	1,220	33,245
Zoe’s Kitchen Inc.**	971	35,218
		250,947

Household Durables		2.15%
CalAtlantic Group Inc.	1,250	45,888
iRobot Corp.**	1,431	50,199
		96,087

Media		2.64%
IMAX Corp. (Canada)**	1,725	50,853
Lions Gate Entertainment Corp.	1,119	22,637
Live Nation Entertainment Inc.**	1,900	44,650
		118,140

Specialty Retail		2.43%
Burlington Stores Inc.**	735	49,032
Five Below Inc.**	1,293	60,008
		109,040

Total Consumer Discretionary (Cost $584,662)		677,164

Consumer Staples		2.01%
Food & Staples Retailing		2.01%
PriceSmart Inc.	962	90,014

Total Consumer Staples (Cost $78,275)		90,014

Energy		4.56%
Energy Equipment & Services		1.24%
Patterson-UTI Energy Inc.	2,593	55,283

Oil Gas & Consumable Fuels		3.32%
Diamondback Energy Inc.**	617	56,277
PDC Energy Inc.**	1,035	59,626
Synergy Resources Corp.**	4,926	32,807
		148,710

	Shares	Market Value
Total Energy (Cost $181,037)		$203,993

Financials		10.50%
Banks		3.86%
Bank of the Ozarks Inc.	1,443	54,141
Customers Bancorp Inc.**	2,045	51,391
Eagle Bancorp Inc.**	1,395	67,114
		172,646

Capital Markets		2.26%
Evercore Partners Inc. - Class A	1,626	71,853
Financial Engines Inc.	1,135	29,362
		101,215

Diversified Financial Services		1.12%
MarketAxess Holdings Inc.	346	50,308

Real Estate Investment Trusts (REITs)		2.16%
QTS Realty Trust Inc. - Class A	1,724	96,510

Thrift & Mortgage Finance		1.10%
LendingTree Inc.**	555	49,023

Total Financials (Cost $400,938)		469,702

Health Care		22.52%
Biotechnology		3.43%
Alder Biopharmaceuticals Inc.**	860	21,474
Insmed Inc.**	3,149	31,049
MacroGenics Inc.**	1,475	39,810
Prothena Corp. PLC (Ireland)**	825	28,842
Sage Therapeutics Inc.**	1,068	32,179
		153,354

Health Care Equipment & Supplies		8.80%
Glaukos Corp.**	3,140	91,562
Nevro Corp.**	1,445	106,583
Novadaq Technologies Inc. (Canada)**	3,790	37,294
NxStage Medical Inc.**	4,165	90,297
Oxford Immunotec Global PLC (Great Britain)**	3,585	32,265
Veracyte Inc.**	7,118	35,804
		393,805

Health Care Providers & Services		4.75%
Acadia Healthcare Co. Inc.**	822	45,539
Amedisys Inc.**	775	39,122
HealthEquity Inc.**	3,210	97,536

	Shares	Market Value
LHC Group Inc.**	700	$30,296
		212,493

Health Care Technology		3.12%
Press Ganey Holdings Inc.**	1,064	41,869
Veeva Systems Inc. - Class A**	2,870	97,924
		139,793

Life Sciences Tools & Services		0.90%
Albany Molecular Research Inc.**	2,995	40,253

Pharmaceuticals		1.52%
Intersect ENT Inc.**	3,335	43,121
Pacira Pharmaceuticals Inc.**	735	24,792
		67,913

Total Health Care (Cost $999,227)		1,007,611

Industrials		9.49%
Commercial Services & Supplies		3.16%
Herman Miller Inc.	2,250	67,253
Ritchie Bros Auctioneers Inc.	2,198	74,248
		141,501

Electrical Equipment		0.99%
Generac Holdings Inc.**	1,270	44,399

Machinery		0.84%
Proto Labs Inc.**	650	37,414

Professional Services		2.99%
Advisory Board Co.**	2,061	72,939
Huron Consulting Group Inc.**	1,003	60,601
		133,540

Road & Rail		1.51%
Saia Inc.**	2,690	67,627

Total Industrials (Cost $443,211)		424,481

Information Technology		26.68%
Communications Equipment		1.24%
Arista Networks Inc.**	862	55,496

Internet Software & Services		3.59%
2U Inc.**	1,709	50,262
Envestnet Inc.**	1,200	39,972
GoDaddy Inc. - Class A**	2,250	70,177
		160,411

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Shares	Market Value
Semiconductors & Semiconductor Equipment		7.95%
Ambarella Inc.**	1,290	$65,545
Inphi Corp.**	2,648	84,815
M/A-COM Technology Solutions Holdings Inc.**	1,690	55,736
Microsemi Corp.**	1,938	63,334
Monolithic Power Systems Inc.	1,265	86,425
		355,855

Software		13.90%
Cyber-Ark Software Ltd.**	989	48,055
Fortinet Inc.**	1,105	34,907
Globant SA (Luxembourg)**	1,703	67,013
Guidewire Software Inc.**	877	54,164
Proofpoint Inc.**	1,176	74,194
RingCentral Inc. - Class A**	3,509	69,197
Take-Two Interactive Software Inc.**	2,431	92,184
Tyler Technologies Inc.**	385	64,183
Ultimate Software Group Inc.**	210	44,161
Zendesk Inc.**	2,797	73,785
		621,843

Total Information Technology (Cost $913,997)		1,193,605

Materials		3.79%
Chemicals		3.79%
Flotek Industries Inc.**	4,390	57,948
PolyOne Corp.	3,163	111,464
		169,412

Total Materials (Cost $141,601)		169,412

Telecommunication Services		1.62%

Diversified Telecommunication Services		1.62%
Cogent Communications Holdings Inc.	1,815	72,709

Total Telecommunication Services (Cost $65,984)		72,709

Total Common Stocks (Cost $3,808,932)		4,308,691

MONEY MARKET MUTUAL FUNDS		2.71%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	121,453	121,453
	Shares	Market Value
Total Money Market Mutual Funds (Cost $121,453)		$121,453

Total Investments (Cost $3,930,385)	99.01%	4,430,144

Other Assets in Excess of Liabilities	0.99%	44,418

Net Assets	100.00%	$4,474,562

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		96.44%
Consumer Discretionary		15.84%
Automobiles		3.05%
Toyota Motor Corp. (Japan)	26,500	$1,296,451

Hotels Restaurants & Leisure		6.73%
McDonald’s Corp.	11,535	1,388,122
Sodexo SA (France)	13,741	1,475,501
		2,863,623

Leisure Equipment & Products		3.03%
Mattel Inc.	41,140	1,287,270

Multiline Retail		3.03%
Target Corp.	18,441	1,287,551

Total Consumer Discretionary (Cost $6,069,774)		6,734,895

Consumer Staples		16.46%
Food & Staples Retailing		3.14%
Wal-Mart Stores Inc.	18,307	1,336,777

Food Products		6.61%
General Mills Inc.	19,551	1,394,377
Nestle SA ADR (Switzerland)	18,345	1,418,252
		2,812,629

Household Products		3.54%
Kimberly-Clark Corp.	10,934	1,503,207

Tobacco		3.17%

British American Tobacco PLC ADR (United Kingdom)	10,415	1,348,534

Total Consumer Staples (Cost $5,420,838)		7,001,147

Energy		6.93%
Oil Gas & Consumable Fuels		6.93%
Occidental Petroleum Corp.	20,121	1,520,343
Total SA ADR (France)	29,630	1,425,203
		2,945,546

Total Energy (Cost $2,433,811)		2,945,546

Financials		9.76%
Banks		3.00%
US Bancorp	31,606	1,274,670
	Shares	Market Value
Insurance		6.76%
Allianz SE (Germany)	9,414	$1,335,151
Chubb Ltd.	11,800	1,542,378
		2,877,529

Total Financials (Cost $4,110,179)		4,152,199

Health Care		12.84%
Biotechnology		3.52%
AbbVie Inc.	24,189	1,497,541

Pharmaceuticals		9.32%
Bayer AG (Germany)	13,400	1,338,359
Novartis AG ADR (Switzerland)	15,859	1,308,526
Roche Holding AG ADR (Switzerland)	39,984	1,317,473
		3,964,358

Total Health Care (Cost $4,376,720)		5,461,899

Industrials		8.92%
Aerospace & Defense		5.67%

Cobham PLC (United Kingdom)	463,413	970,414
Raytheon Co.	10,616	1,443,245
		2,413,659

Road & Rail		3.25%
CSX Corp.	53,000	1,382,240

Total Industrials (Cost $3,628,262)		3,795,899

Information Technology		12.45%
Semiconductors & Semiconductor Equipment		6.20%
QUALCOMM Inc.	24,837	1,330,518
Xilinx Inc.	28,349	1,307,739
		2,638,257

Software		3.08%
The Sage Group PLC (United Kingdom)	152,152	1,307,477

Technology Hardware Storage & Peripherals		3.17%
Apple Inc.	14,100	1,347,960

Total Information Technology (Cost $4,896,911)		5,293,694
	Shares	Market Value
Materials		3.20%
Chemicals		3.20%
Koninklijke DSM N.V. (Netherlands)	23,559	$1,359,258

Total Materials (Cost $1,591,948)		1,359,258

Telecommunication Services		3.08%
Diversified Telecommunication Services		3.08%

BT Group PLC (United Kingdom)	240,000	1,309,951

Total Telecommunication Services (Cost $1,616,088)		1,309,951

Utilities		6.96%
Electric Utilities		3.56%
Edison International	19,511	1,515,420

Multi-Utilities		3.40%
Canadian Utilities Ltd. - Class A (Canada)	49,835	1,443,805

Total Utilities (Cost $2,664,200)		2,959,225

Total Common Stocks (Cost $36,808,731)		41,013,713

MONEY MARKET MUTUAL FUNDS		1.81%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	770,848	770,848

Total Money Market Mutual Funds (Cost $770,848)		770,848

Total Investments (Cost $37,579,579)	98.25%	41,784,561

Other Assets in Excess of Liabilities	1.75%	742,594

Net Assets	100.00%	$42,527,155

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Westcore Global Large-Cap Dividend Fund Country Breakdown as of June 30, 2016 (Unaudited)

Country	Market Value	%
United States	$23,130,206	54.38%
United Kingdom	4,936,376	11.61%
Switzerland	4,044,251	9.50%
France	2,900,704	6.82%
Germany	2,673,510	6.29%
Canada	1,443,805	3.40%
Netherlands	1,359,258	3.20%
Japan	1,296,451	3.05%
Total Investments	41,784,561	98.25%
Other Assets in Excess of Liabilities	742,594	1.75%
Net Assets	$42,527,155	100.00%

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2016 (UNAUDITED)

	Shares	Market Value
COMMON STOCKS		96.68%
Basic Materials		6.26%
Chemicals		2.09%
Compass Minerals International Inc.	9,595	$711,853
Eastman Chemical Co.	9,750	662,025
		1,373,878

Forestry & Paper		4.17%
Avery Dennison Corp.	8,425	629,769
International Paper Co.	22,045	934,267
WestRock Co.	30,250	1,175,817
		2,739,853

Total Basic Materials (Cost $3,615,902)		4,113,731

Capital Goods		11.29%
Aerospace / Defense Suppliers		2.22%
CAE Inc. (Canada)	71,645	866,188
FLIR Systems Inc.	19,150	592,693
		1,458,881

Agricultural Products		4.19%
Ingredion Inc.	10,590	1,370,452
Tyson Foods Inc. - Class A	20,670	1,380,549
		2,751,001

Engineering & Construction		1.04%
EMCOR Group Inc.	13,875	683,482

Environmental / Pollution Control		1.12%
Republic Services Inc.	14,300	733,733

Industrial Products		1.58%
Parker Hannifin Corp.	5,075	548,354
Regal Beloit Corp.	8,905	490,220
		1,038,574

Transportation Equipment & Parts		1.14%
Oshkosh Corp.	15,750	751,433

Total Capital Goods (Cost $5,772,222)		7,417,104

Consumer		12.43%
Beverages: Non-Alcoholic		0.91%
Dr. Pepper Snapple Group Inc.	6,170	596,207

Clothing & Accessories		1.52%
PVH Corp.	10,600	998,838

Consumer Durables		1.68%
Whirlpool Corp.	6,640	1,106,490

	Shares	Market Value
Home Products		1.73%
Spectrum Brands Holdings Inc.	9,550	$1,139,411

Motor Vehicle Parts		1.80%
The Goodyear Tire & Rubber Co.	45,955	1,179,205

Publishing & Media		2.19%
Cinemark Holdings Inc.	22,520	821,079
Scripps Networks Interactive Inc. - Class A	9,900	616,473
		1,437,552

Restaurants		0.98%
Brinker International Inc.	14,100	641,973

Specialty Retail		1.62%
Dick’s Sporting Goods Inc.	23,650	1,065,669

Total Consumer (Cost $7,013,845)		8,165,345

Energy		5.63%
Exploration & Production		2.56%
EQT Corp.	21,700	1,680,231

Oil Services		1.66%
Helmerich & Payne Inc.	16,250	1,090,862

Pipelines		1.41%
Targa Resources Corp.	21,900	922,866

Total Energy (Cost $2,919,649)		3,693,959

Interest Rate Sensitive		17.27%
Life & Health Insurance		2.29%
CNO Financial Group Inc.	31,110	543,181
UNUM Group	30,245	961,488
		1,504,669

Other Banks		2.32%
BOK Financial Corp.	13,335	836,104
PacWest Bancorp	17,320	688,990
		1,525,094

Property Casualty Insurance		5.98%
American Financial Group Inc.	11,960	884,203
Endurance Specialty Holdings Ltd. (Bermuda)	10,135	680,666

	Shares	Market Value
Validus Holdings Ltd. (Bermuda)	31,395	$1,525,483
WR Berkley Corp.	13,925	834,386
		3,924,738

Regional Banks		5.70%
Fifth Third Bancorp	75,420	1,326,638
KeyCorp	51,800	572,390
M&T Bank Corp.	7,380	872,537
Zions Bancorporation	38,675	971,903
		3,743,468

Securities & Asset Management		0.98%
NASDAQ Inc.	9,940	642,820

Total Interest Rate Sensitive (Cost $10,232,382)		11,340,789

Medical / Healthcare		9.90%
Healthcare Services		6.93%
AmerisourceBergen Corp.	18,055	1,432,123
Cardinal Health Inc.	13,335	1,040,263
Patterson Cos Inc.	20,145	964,744
Universal Health Services Inc. - Class B	8,311	1,114,505
		4,551,635

Medical Products & Supplies		1.18%
West Pharmaceutical Services Inc.	10,195	773,597

Pharmaceuticals		1.79%
Grifols SA ADR (Spain)	70,500	1,175,235

Total Medical / Healthcare (Cost $4,960,372)		6,500,467

REITs		12.32%
Diversified & Specialty REITs		2.76%
CyrusOne Inc.	11,600	645,656
Weyerhaeuser Co.	39,165	1,165,942
		1,811,598

Health Care		0.97%
Ventas Inc.	8,800	640,816

Multi-Family		2.60%
American Campus Communities Inc.	13,165	696,034
Equity Residential	14,700	1,012,536
		1,708,570

Office		4.25%
Corporate Office Properties Trust	50,000	1,478,500

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2016 (continued) (UNAUDITED)

	Shares	Market Value
Gramercy Property Trust Inc.	142,400	$1,312,928
		2,791,428

Retail		1.74%
Tanger Factory Outlet Centers Inc.	28,400	1,141,112

Total REITs (Cost $7,107,566)		8,093,524

Technology		7.59%
Cable/Satellite/TelcommSvc		0.86%
TELUS Corp. (Canada)	17,610	567,042

Computer Software		2.17%
CA Inc.	25,880	849,640
National Instruments Corp.	20,960	574,304
		1,423,944

Peripherals		1.41%
Western Digital Corp.	19,540	923,460

Semiconductor Cap Equipment		1.51%
Lam Research Corp.	11,800	991,908

Semiconductors		1.64%
Xilinx Inc.	23,375	1,078,289

Total Technology (Cost $5,531,216)		4,984,643

Utilities		13.99%
Independent Power		1.72%
Public Service Enterprise Group Inc.	24,200	1,127,962

Integrated Gas & Electric		8.43%
OGE Energy Corp.	33,950	1,111,862
PG&E Corp.	37,325	2,385,814
SCANA Corp.	16,850	1,274,871
Xcel Energy Inc.	17,065	764,171
		5,536,718

Regulated Electric		2.48%
Edison International	20,955	1,627,575

Water Utilities		1.36%
American Water Works Co. Inc.	10,605	896,229

Total Utilities (Cost $7,087,206)		9,188,484

	Shares	Market Value
Total Common Stocks (Cost $54,240,360)		$63,498,046

MONEY MARKET MUTUAL FUNDS		3.35%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	2,202,391	2,202,391

Total Money Market Mutual Funds (Cost $2,202,391)		2,202,391

Total Investments (Cost $56,442,751)	100.03%	65,700,437

Liabilities in Excess of Other Assets	(0.03%)	(20,100)

Net Assets	100.00%	$65,680,337

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2016 (UNAUDITED)

	Shares	Market Value
COMMON STOCKS		94.65%
Basic Materials		3.13%
Chemicals		1.72%
Compass Minerals International Inc.	43,430	$3,222,072

Specialty Chemicals		1.41%
Minerals Technologies Inc.	46,314	2,630,635

Total Basic Materials (Cost $5,178,684)		5,852,707

Capital Goods		15.67%
Aerospace / Defense Suppliers		1.77%
Cubic Corp.	82,363	3,307,698

Agricultural Products		3.75%
Dean Foods Co.	388,035	7,019,553

Business Products & Services		1.13%
G&K Services Inc. - Class A	27,530	2,107,972

Electrical Equipment		1.75%
Watts Water Technologies Inc. - Class A	56,220	3,275,377

Engineering & Construction		1.63%
Tetra Tech Inc.	99,200	3,049,904

Industrial Products		4.17%
Global Brass & Copper Holdings Inc.	58,080	1,585,003
Hyster-Yale Materials Handling Inc.	39,944	2,376,269
Regal Beloit Corp.	37,362	2,056,778
The Timken Co.	58,450	1,792,077
		7,810,127

Transportation Equipment & Parts		1.47%
The Greenbrier Cos Inc.	94,800	2,761,524

Total Capital Goods (Cost $27,352,273)		29,332,155

Consumer		13.36%
Clothing & Accessories		3.53%
Abercrombie & Fitch Co. - Class A	120,385	2,144,057
Caleres Inc.	100,690	2,437,705
The Childrens Place Inc.	25,200	2,020,536
		6,602,298

General Merchandise		2.39%
Big Lots Inc.	89,200	4,469,812

	Shares	Market Value
Grocery & Convenience		1.21%
SpartanNash Co.	74,181	$2,268,455

Home Products		1.64%
Tupperware Brands Corp.	54,700	3,078,516

Publishing & Media		1.30%
AMC Entertainment Holdings Inc. - Class A	88,155	2,433,959

Recreation & Leisure		0.98%
Thor Industries Inc.	28,320	1,833,437

Restaurants		2.31%
Bloomin’ Brands Inc.	138,470	2,474,459
Brinker International Inc.	40,700	1,853,071
		4,327,530

Total Consumer (Cost $22,522,877)		25,014,007

Energy		3.77%
Alternative Energy		2.39%
Green Plains Inc.	226,980	4,476,046

Oil Services		1.38%
Patterson-UTI Energy Inc.	121,560	2,591,659

Total Energy (Cost $5,716,538)		7,067,705

Interest Rate Sensitive		25.93%
Life & Health Insurance		1.85%
CNO Financial Group Inc.	91,430	1,596,368
Primerica Inc.	32,640	1,868,313
		3,464,681

Other Banks		12.43%
First Midwest Bancorp Inc.	106,895	1,877,076
FirstMerit Corp.	149,880	3,038,068
FNB Corp.	191,290	2,398,777
Hancock Holding Co.	74,055	1,933,576
Umpqua Holdings Corp.	121,500	1,879,605
United Community Banks Inc.	172,915	3,162,615
Valley National Bancorp	429,270	3,914,942
Westamerica Bancorp	52,575	2,589,845
Wintrust Financial Corp.	48,662	2,481,762
		23,276,266

Property Casualty Insurance		2.47%
Argo Group International Holdings Ltd. (Bermuda)	42,867	2,224,797

	Shares	Market Value
Endurance Specialty Holdings Ltd. (Bermuda)	35,615	$2,391,904
		4,616,701

Regional Banks		3.17%
First Horizon National Corp.	280,415	3,864,119
Great Western Bancorp Inc.	65,710	2,072,493
		5,936,612

Securities & Asset Management		1.76%
Artisan Partners Asset Management Inc. - Class A	89,900	2,488,432
Greenhill & Co. Inc.	50,524	813,437
		3,301,869

Thrifts		4.25%
IBERIABANK Corp.	51,495	3,075,796
Northwest Bancshares Inc.	147,575	2,188,537
Webster Financial Corp.	79,345	2,693,763
		7,958,096

Total Interest Rate Sensitive (Cost $43,446,441)		48,554,225

Medical / Healthcare		5.04%
Healthcare Services		0.81%
Aceto Corp.	69,680	1,525,295

Medical Products & Supplies		1.45%
West Pharmaceutical Services Inc.	35,682	2,707,550

Medical Technology		1.88%
Bio-Techne Corp.	31,185	3,516,733

Pharmaceuticals		0.90%
Phibro Animal Health Corp. - Class A	90,599	1,690,577

Total Medical / Healthcare (Cost $7,285,099)		9,440,155

REITs		11.27%
Diversified And Specialty REITs		5.42%
CyrusOne Inc.	54,355	3,025,399
The GEO Group Inc.	127,051	4,342,603
Potlatch Corp.	81,564	2,781,333
		10,149,335

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF JUNE 30, 2016 (continued) (UNAUDITED)

	Shares	Market Value
Office		4.03%
Corporate Office Properties Trust	139,256	$4,117,800
Gramercy Property Trust Inc.	371,207	3,422,529
		7,540,329

Retail		1.82%
CBL & Associates Properties Inc.	365,253	3,400,505

Total REITs (Cost $18,936,535)		21,090,169

Technology		10.16%
Computer Software		4.45%
Dolby Laboratories Inc. - Class A	22,840	1,092,894
Mentor Graphics Corp.	130,365	2,771,560
National Instruments Corp.	81,870	2,243,238
NICE Systems Ltd. ADR (Israel)	34,855	2,225,492
		8,333,184

Electronic Equipment		1.49%
Belden Inc.	46,180	2,787,886

IT Services		1.05%
ManTech International Corp. - Class A	52,115	1,970,989

Telecommunication Equipment & Solutions		3.17%
InterDigital Inc.	75,610	4,209,965
Plantronics Inc.	38,998	1,715,912
		5,925,877

Total Technology (Cost $16,657,224)		19,017,936

Utilities		6.32%
Gas Utilities		1.12%
WGL Holdings Inc.	29,700	2,102,463

Integrated Gas & Electric		1.03%
Vectren Corp.	36,730	1,934,569

Regulated Electric		2.94%
ALLETE Inc.	47,400	3,063,462
Portland General Electric Co.	55,100	2,431,012
		5,494,474

	Shares	Market Value
Water Utilities		1.23%
California Water Service Group	65,953	$2,303,738

Total Utilities (Cost $8,523,532)		11,835,244

Total Common Stocks (Cost $155,619,203)		177,204,303

SHORT-TERM INVESTMENTS		3.08%
Bank of New York Cash Reserve (7 Day Yield 0.050%)	5,769,601	5,769,601

Total Short-Term Investments (Cost $5,769,601)		5,769,601

Total Investments (Cost $161,388,804)	97.73%	182,973,904

Other Assets in Excess of Liabilities	2.27%	4,239,626

Net Assets	100.00%	$187,213,530

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
COMMON STOCKS		95.67%
Consumer Discretionary		13.02%
Automobiles		0.49%
Winnebago Industries Inc.	2,604	$59,684

Diversified Consumer Services		1.00%
American Public Education Inc.**	4,354	122,347

Hotels Restaurants & Leisure		3.59%
Denny’s Corp.**	10,221	109,671
Interval Leisure Group Inc.	5,934	94,351
Marcus Corp.	4,308	90,899
Red Robin Gourmet Burgers Inc.**	1,082	51,319
Ruth’s Hospitality Group Inc.	5,789	92,335
		438,575

Household Durables		2.29%
CSS Industries Inc.	2,171	58,205
Lifetime Brands Inc.	5,420	79,078
NACCO Industries Inc. - Class A	1,570	87,920
ZAGG Inc.**	10,426	54,736
		279,939

Internet & Catalog Retail		0.85%
1-800-Flowers.com Inc. - Class A**	11,557	104,244

Leisure Equipment & Products		0.78%
Smith & Wesson Holding Corp.**	3,513	95,483

Media		0.18%
Harte-Hanks Inc.	13,769	21,893

Specialty Retail		1.84%
Big 5 Sporting Goods Corp.	7,374	68,357
Build-A-Bear Workshop Inc.**	2,417	32,436
Citi Trends Inc.	5,083	78,939
Zumiez Inc.**	3,151	45,091
		224,823

Textiles Apparel & Luxury Goods		2.00%
Culp Inc.	3,320	91,732
Movado Group Inc.	2,768	60,010
Unifi Inc.**	3,397	92,500
		244,242

Total Consumer Discretionary (Cost $1,356,307)		1,591,230
	Shares	Market Value
Consumer Staples		2.19%
Food & Staples Retailing		0.56%
Ingles Markets Inc. -Class A	1,841	$68,669

Food Products		0.52%
John B Sanfilippo & Son Inc.	1,477	62,965

Personal Products		1.11%
Medifast Inc.	2,417	80,413
Nutraceutical International Corp.**	2,411	55,815
		136,228

Total Consumer Staples (Cost $230,608)		267,862

Energy		3.34%
Energy Equipment & Services		1.64%
Atwood Oceanics Inc.	6,777	84,848
Hornbeck Offshore Services Inc.**	6,236	52,008
Tidewater Inc.	3,315	14,619
Unit Corp.**	3,201	49,808
		201,283

Oil Gas & Consumable Fuels		1.70%
DHT Holdings Inc.	10,591	53,273
Panhandle Oil and Gas Inc. - Class A	2,421	40,358
Renewable Energy Group Inc.**	6,053	53,448
REX American Resources Corp.**	1,011	60,488
		207,567

Total Energy (Cost $389,241)		408,850

Financials		27.47%
Banks		11.96%
Bancorp Inc.**	16,350	98,427
Centerstate Banks Inc.	5,683	89,507
Central Pacific Financial Corp.	4,350	102,660
First Busey Corp.	5,103	109,153
First Financial Corp.	3,164	115,866
First Interstate BancSystem Inc. - Class A	2,975	83,598
Great Southern Bancorp Inc.	2,203	81,445
Heritage Financial Corp.	5,048	88,744
Independent Bank Corp.	7,449	108,085
Macatawa Bank Corp.	19,430	144,171
	Shares	Market Value
MainSource Financial Group Inc.	4,346	$95,829
Mercantile Bank Corp.	2,652	63,277
OFG Bancorp (Puerto Rico)	11,872	98,538
Park Sterling Corp.	12,638	89,603
TriState Capital Holdings Inc.**	6,765	92,883
		1,461,786

Capital Markets		3.41%
Cowen Group Inc. -Class A**	21,643	64,063
Diamond Hill Investment Group Inc.	629	118,516
INTL. FCStone Inc.**	1,219	33,267
Manning & Napier Inc.	11,493	109,183
Moelis & Co. - Class A (Japan)	4,079	91,778
		416,807

Insurance		2.89%
EMC Insurance Group Inc.	2,490	69,023
HCI Group Inc.	1,411	38,492
National Western Life Insurance Co. - Class A	413	80,646
United Fire Group Inc.	1,611	68,355
Universal Insurance Holdings Inc.	5,214	96,876
		353,392

Real Estate Investment Trust (REITs)		4.59%
Apollo Residential Mortgage Inc.	5,368	71,931
Arbor Realty Trust Inc.	14,587	104,881
First Potomac Realty Trust	6,723	61,852
Investors Real Estate Trust	10,035	64,926
New York Mortgage Trust Inc.	12,954	79,019
Newcastle Investment Corp.	17,042	78,223
Rouse Properties Inc.	5,517	100,685
		561,517

Thrifts & Mortgage Finance		4.62%
BankFinancial Corp.	8,119	97,347
ESSA Bancorp Inc.	7,622	102,135
Flagstar Bancorp Inc.**	4,592	112,091
HomeStreet Inc.**	4,159	82,847
Waterstone Financial Inc.	7,402	113,472
Westfield Financial Inc.	7,407	57,034
		564,926

Total Financials
(Cost $3,104,355)		3,358,428

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Shares	Market Value
Health Care		19.19%
Biotechnology		4.96%
Aegerion Pharmaceuticals Inc.**	4,400	$6,556
Agenus Inc.**	4,989	20,205
BioSpecifics Technologies Corp.**	2,728	108,956
Cytokinetics Inc.**	8,433	80,029
Emergent Biosolutions Inc.**	2,887	81,182
Fortress Biotech Inc.**	26,908	72,383
Infinity Pharmaceuticals Inc.**	8,122	10,802
Inovio Pharmaceuticals Inc.**	6,352	58,693
Osiris Therapeutics Inc.	3,775	19,215
PDL BioPharma Inc.	12,275	38,544
Spectrum Pharmaceuticals Inc.**	16,785	110,277
		606,842

Health Care Equipment & Supplies		5.60%
Anika Therapeutics Inc.**	2,462	132,086
Atrion Corp.	281	120,229
CryoLife Inc.	7,746	91,480
Exactech Inc.**	4,451	119,020
Meridian Bioscience Inc.	3,350	65,325
OraSure Technologies Inc.**	14,168	83,733
RTI Surgical Inc.**	20,067	72,041
		683,914

Health Care Providers & Services		4.64%
Addus HomeCare Corp.**	2,773	48,333
Civitas Solutions Inc.**	4,070	84,778
Ensign Group Inc.	4,561	95,827
Healthways Inc.**	8,330	96,212
LHC Group Inc.**	2,643	114,389
RadNet Inc.**	10,707	57,175
Triple-S Management Corp. - Class B (Puerto Rico)**	2,903	70,920
		567,634

Health Care Technology		1.06%
Omnicell Inc.**	1,798	61,546
Quality Systems Inc.	5,679	67,637
		129,183

Life Sciences Tools & Services		0.86%

Albany Molecular Research Inc.**	4,181	56,193
Harvard Bioscience Inc.**	17,018	48,671
		104,864

Pharmaceuticals		2.07%
Endocyte Inc.**	13,505	43,351
SciClone Pharmaceuticals Inc.**	10,678	139,455
	Shares	Market Value
Teligent Inc.**	9,861	$70,407
		253,213

Total Health Care (Cost $2,223,729)		2,345,650

Industrials		9.29%
Aerospace & Defense		0.50%
National Presto Industries Inc.	648	61,139

Commercial Services & Supplies		2.15%
ACCO Brands Corp.**	10,300	106,399
McGrath RentCorp	3,579	109,481
Viad Corp.	1,497	46,407
		262,287

Machinery		4.35%
American Railcar Industries Inc.	2,156	85,097
Douglas Dynamics Inc.	4,509	116,017
Greenbrier Cos Inc.	3,264	95,080
Harsco Corp.	16,425	109,062
Hyster-Yale Materials Handling Inc.	1,349	80,252
Twin Disc Inc.	4,271	45,871
		531,379

Professional Services		1.50%
ICF International Inc.**	2,639	107,935
RPX Corp.**	8,265	75,790
		183,725

Trading Companies & Distributors		0.79%
H&E Equipment Services Inc.	5,101	97,072

Total Industrials (Cost $1,051,895)		1,135,602

Information Technology		15.16%
Communications Equipment		2.28%
ADTRAN Inc.	3,264	60,874
Bel Fuse Inc. - Class B	3,442	61,199
Black Box Corp.	3,182	41,620
Ituran Location and Control Ltd. (Israel)	5,075	115,152
		278,845

Electonic Equipment Instruments & Components		2.87%
Insight Enterprises Inc.**	2,969	77,194
Kimball Electronics Inc.**	7,050	87,773
Methode Electronics Inc.	3,080	105,428
	Shares	Market Value
Park Electrochemical Corp.	5,525	$80,278
		350,673

Internet Software & Services		2.77%
DHI Group Inc.**	13,153	81,943
IntraLinks Holdings Inc.**	9,276	60,294
REIS Inc.	4,303	107,145
RetailMeNot Inc.**	11,624	89,621
		339,003

IT Services		4.22%
Datalink Corp.**	10,368	77,760
Hackett Group Inc.	3,612	50,099
Higher One Holdings Inc.**	27,730	141,700
ManTech International Corp. - Class A	2,730	103,249
Net 1 UEPS Technologies Inc. (South Africa)**	8,310	83,017
PRGX Global Inc.**	11,402	59,518
		515,343

Semiconductors & Semiconductor Equipment		0.95%
IXYS Corp.	4,140	42,435
Photronics Inc.**	8,321	74,140
		116,575

Software		1.63%
Mind CTI Ltd. (Israel)	24,261	51,919
Monotype Imaging Holdings Inc.	3,072	75,663
VASCO Data Security International Inc.**	4,385	71,870
		199,452

Technology Hardware Storage & Peripherals		0.44%
CPI Card Group Inc.	10,611	53,161

Total Information Technology (Cost $1,764,343)		1,853,052

Materials		3.75%
Chemicals		1.27%
FutureFuel Corp.	5,148	56,010
Koppers Holdings Inc.**	3,218	98,889
		154,899

Construction Materials		0.59%
United States Lime & Minerals Inc.	1,235	72,853

Containers & Packaging		0.86%
AEP Industries Inc.	1,308	105,242

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Shares	Market Value
Metals & Mining		0.54%
Schnitzer Steel Industries Inc. - Class A	3,737	$65,771

Paper & Forest Products		0.49%
P.H. Glatfelter Co.	3,060	59,854

Total Materials (Cost $402,433)		458,619

Telecommunication Services		1.36%
Diversified Telecommunication Services		0.71%
Inteliquent Inc.	4,365	86,820

Wireless Telecommunication Services		0.65%
Spok Holdings Inc.	4,131	79,170

Total Telecommunication Services (Cost $69,900)		165,990

Utilities		0.90%
Water Utilities		0.90%
SJW Corp.	2,796	110,106

Total Utilities (Cost $100,056)		110,106

Total Common Stocks (Cost $10,692,867)		11,695,389

RIGHTS AND WARRANTS		0.04%
Health Care		0.04%
Pharmaceuticals		0.04%
Valeant Pharmaceuticals International Inc.(1)

Total Health Care (Cost $0)		4,361

Total Rights and Warrants (Cost $0)		4,361

Total Investments (Cost $10,692,867)	95.71%	11,699,750

Other Assets in Excess of Liabilities	4.29%	525,438

Net Assets	100.00%	$12,225,188

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2016, these securities represented 0.04% of the Fund’s net assets.
**	Non-income producing security.

See Notes to Financial Statements.

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2016 (UNAUDITED)

	Shares	Market Value
COMMON STOCKS		100.30%
Consumer Discretionary		23.12%
Diversified Consumer Services		4.73%
3P Learning Ltd. (Australia)	2,885,128	$1,581,521
G8 Education Ltd. (Australia)	698,596	1,991,166
		3,572,687

Hotels Restaurants & Leisure		12.69%
Arcland Service Co. Ltd. (Japan)	97,544	2,741,410
Corporate Travel Management Ltd. (Australia)	228,244	2,409,057
Domino’s Pizza Group PLC (United Kingdom)	575,495	2,556,867
MTY Food Group Inc. (Canada)	55,539	1,866,131
		9,573,465

Internet & Catalog Retail		3.63%
Webjet Ltd. (Australia)	516,209	2,735,609

Media		2.07%
CTS Eventim AG & Co. KGaA (Germany)	51,145	1,563,477

Total Consumer Discretionary (Cost $14,445,355)		17,445,238

Consumer Staples		3.79%
Food & Staples Retailing		3.79%
Tsuruha Holdings Inc. (Japan)	23,620	2,860,113

Total Consumer Staples (Cost $896,650)		2,860,113

Financials		20.39%
Capital Markets		12.34%
Azimut Holding S.p.A. (Italy)	131,050	2,138,195
CETIP SA - Mercados Organizados (Brazil)	153,116	2,080,601
Nihon M&A Center Inc. (Japan)	45,178	2,934,352
VZ Holding AG (Switzerland)	7,273	2,158,066
		9,311,214

Diversified Financial Services		4.52%
OzForex Group Ltd. (Australia)	1,958,194	3,414,310
	Shares	Market Value
Real Estate Management & Development		3.53%
Japan Property Management Center Co. Ltd. (Japan)	198,760	$2,661,995

Total Financials (Cost $12,085,416)		15,387,519

Health Care		7.64%
Health Care Equipment & Supplies		1.69%
Cellavision AB (Sweden)	179,380	1,272,097

Health Care Providers & Services		0.32%
Qualicorp SA (Brazil)	41,200	239,712

Life Science Tools & Services		0.31%
Eurofins Scientific SE (Luxembourg)	640	237,102

Pharmaceuticals		5.32%
China Medical System Holdings Ltd. (China)	1,968,461	3,016,917
Sino Biopharmaceutical Ltd. (Hong Kong)	1,517,938	996,259
		4,013,176

Total Health Care (Cost $3,454,022)		5,762,087

Industrials		12.69%
Building Products		3.04%
Caesarstone Sdot-Yam Ltd. (Israel)**	66,000	2,294,160

Commercial Services & Supplies		3.83%
Credit Corp. Group Ltd. (Australia)	320,041	2,887,214

Professional Services		1.83%
Utilitywise PLC (United Kingdom)	842,457	1,382,276

Trading Companies & Distributors		3.99%
Diploma PLC (United Kingdom)	270,421	3,011,753

Total Industrials (Cost $6,214,312)		9,575,403

Information Technology		32.67%
Electronic Equipment Instruments & Components		7.48%
Ingenico Group SA (France)	24,740	2,867,490
	Shares	Market Value
PAX Global Technology Ltd. (Hong Kong)	3,151,392	$2,774,092
		5,641,582

Internet Software & Services		12.24%
iomart Group PLC (United Kingdom)	261,934	924,927
Kakaku.com Inc. (Japan)	153,174	3,043,519
Rightmove PLC (United Kingdom)	49,099	2,398,044
SMS Co. Ltd. (Japan)	130,670	2,870,649
		9,237,139

IT Services		3.31%
CANCOM SE (Germany)	45,472	2,257,817
Econocom Group SA (Belgium)**	20,828	239,090
		2,496,907

Software		9.64%
Linx SA (Brazil)	408,048	2,055,293
Magic Software Enterprises Ltd. (Israel)	450,666	2,987,915
Sapiens International Corp. NV (Israel)	190,730	2,233,448
		7,276,656

Total Information Technology (Cost $19,054,481)		24,652,284

Total Common Stocks (Cost $56,150,236)		75,682,644

MONEY MARKET MUTUAL FUNDS		1.31%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	986,575	986,575

Total Money Market Mutual Funds (Cost $986,575)		986,575

Total Investments (Cost $57,136,811)	101.61%	76,669,219

Liabilities in Excess of Other Assets	(1.61%)	(1,215,183)

Net Assets	100.00%	$75,454,036

 |  p: 800.392.CORE (2673)  |  www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

Westcore International Small-Cap Fund Country Breakdown as of June 30, 2016 (Unaudited)
Country	Market Value	%
Japan	$17,112,038	22.68%
Australia	15,018,877	19.90%
United Kingdom	10,273,867	13.62%
Israel	7,515,523	9.96%
Brazil	4,375,606	5.80%
Germany	3,821,294	5.06%
Hong Kong	3,770,351	5.00%
China	3,016,917	4.00%
France	2,867,490	3.80%
Switzerland	2,158,066	2.86%
Italy	2,138,195	2.83%
Canada	1,866,131	2.47%
Sweden	1,272,097	1.69%
United States	986,575	1.31%
Belgium	239,090	0.32%
Luxembourg	237,102	0.31%
Total Investments	76,669,219	101.61%
Liabilities in Excess of Other Assets	(1,215,183)	(1.61%)
Net Assets	$75,454,036	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.
Outstanding Forward Foreign Currency Contracts(a)

Contract Description	Contracted Amount	Purchase/ Sales Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
CAD	2,448,159	Sale	09/23/2016	$(1,902,829)	$(1,895,232)	$7,598
ILS	3,352,812	Purchase	09/23/2016	868,022	870,442	2,421
JPY	751,724,405	Purchase	09/23/2016	7,228,111	7,300,136	72,025
NOK	10,161,425	Purchase	09/23/2016	1,209,247	1,214,021	4,774
NZD	1,394,793	Purchase	09/23/2016	980,774	991,779	11,005
SGD	2,104,793	Purchase	09/23/2016	1,556,280	1,561,118	4,839
						$102,662

AUD	13,210,416	Sale	09/23/2016	$(9,726,637)	$(9,823,236)	$(96,599)
BRL	12,507,709	Sale	09/23/2016	(3,545,397)	(3,798,068)	(252,670)
CHF	1,367,978	Purchase	09/23/2016	1,429,320	1,407,475	(21,845)
DKK	7,490,654	Purchase	09/23/2016	1,137,224	1,121,110	(16,114)
EUR	8,791,983	Purchase	09/23/2016	9,917,797	9,786,307	(131,490)
GBP	2,896,916	Purchase	09/23/2016	4,146,517	3,859,621	(286,897)
HKD	34,148,558	Sale	09/23/2016	(4,402,609)	(4,406,010)	(3,401)
SEK	25,363,383	Purchase	09/23/2016	3,051,209	3,008,547	(42,662)
						$(851,678)

(a)	As of June 30, 2016, BNY Mellon is the counterparty for all Forward Foreign Currency Contracts

  |  2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
PREFERRED STOCKS		1.37%
Financial Institutions		1.37%
Banking		1.37%
ING Group NV (Netherlands), 6.125%	29,000	$746,750
Royal Bank of Scotland Group PLC (Great Britain), 6.600%	7,800	195,312
		942,062

Total Financial Institutions (Cost $926,868)		942,062

Total Preferred Stocks (Cost $926,868)		942,062

EXCHANGE TRADED FUNDS		1.75%
iShares® iBoxx $ High Yield Corporate Bond ETF	7,000	592,830
SPDR® Barclays High Yield Bond ETF	17,000	606,900
		1,199,730

Total Exchange Traded Funds (Cost $1,157,810)		1,199,730

	Principal Amount	Market Value
CORPORATE BONDS		86.09%
Financial Institutions		6.69%
Banking		1.09%
Emigrant Capital Trust II - 144A:
3.209%, 4/14/2034(1)(2)	$500,000	$319,375
Washington Mutual Bank:
5.550%, 6/16/2010**(3)	2,000,000	425,000
		744,375

Finance Companies		3.85%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Ireland):
4.625%, 7/1/2022	750,000	770,872
Aviation Capital Group Corp. - 144A:
6.750%, 4/6/2021(2)	575,000	650,469
International Lease Finance Corp.:
5.875%, 8/15/2022	250,000	271,563
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.750%, 6/15/2021(2)	1,000,000	952,500
		2,645,404

Real Estate Investment Trusts (REITs)		1.75%
CBL & Associates LP:
4.600%, 10/15/2024	750,000	677,242
Omega Healthcare Investors Inc.:
5.875%, 3/15/2024	500,000	523,864
		1,201,106
	Principal Amount	Market Value
Total Financial Institutions (Cost $6,254,803)		$4,590,885

Industrial		77.36%
Basic Industry		7.10%
Compass Minerals International Inc. - 144A:
4.875%, 7/15/2024(2)	$1,400,000	1,309,000
Newmont Mining Corp.:
3.500%, 3/15/2022	500,000	519,895
Potlatch Corp.:
7.500%, 11/1/2019	1,500,000	1,650,000
Teck Resources Ltd. - 144A (Canada):
8.000%, 6/1/2021(2)	750,000	774,375
West Fraser Timber Co. Ltd. - 144A (Canada):
4.350%, 10/15/2024(2)	650,000	620,952
		4,874,222

Capital Goods		8.25%
Ball Corp.:
5.250%, 7/1/2025	1,200,000	1,255,500
Huntington Ingalls Industries Inc. - 144A:
5.000%, 11/15/2025(2)	500,000	529,375
James Hardie International Finance Ltd. - 144A (Ireland):
5.875%, 2/15/2023(2)	750,000	770,625
Masco Corp.:
5.950%, 3/15/2022	250,000	280,157
6.500%, 8/15/2032	935,000	996,944
United Rentals North:
4.625%, 7/15/2023	750,000	760,313
Vulcan Materials Co.:
4.500%, 4/1/2025	1,000,000	1,072,500
		5,665,414

Communications		14.96%
Activision Blizzard Inc. - 144A:
6.125%, 9/15/2023(2)	625,000	682,812
AMC Networks Inc.:
4.750%, 12/15/2022	975,000	971,344
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.875%, 4/1/2024(2)	1,000,000	1,045,000
DISH DBS Corp.:
5.875%, 7/15/2022	1,250,000	1,218,750
Frontier Communications Corp.:
8.875%, 9/15/2020	1,750,000	1,874,687
Netflix Inc.:
5.375%, 2/1/2021	650,000	693,544
Outfront Media Capital LLC / Outfront Media Capital Corp.:
5.250%, 2/15/2022	1,250,000	1,273,437
T-Mobile USA Inc.:
6.542%, 4/28/2020	600,000	618,756
6.500%, 1/15/2024	650,000	686,563
	Principal Amount	Market Value
Virgin Media/Secured Finance PLC (United Kingdom):
5.250%, 1/15/2021	$1,160,000	$1,206,400
		10,271,293

Consumer Cyclical		15.49%
Cinemark USA Inc.:
5.125%, 12/15/2022	500,000	511,250
DriveTime Automotive Group Inc. / DT Acceptance Corp. - 144A:
8.000%, 6/1/2021(2)	750,000	692,812
General Motors Co.:
4.875%, 10/2/2023	575,000	612,113
General Motors Financial Co. Inc:
4.250%, 5/15/2023	425,000	437,776
Goodyear Tire & Rubber Co.:
8.750%, 8/15/2020	1,644,000	1,952,250
Hanesbrands, Inc. - 144A:
4.625%, 5/15/2024(2)	1,000,000	1,007,500
L Brands Inc.:
6.625%, 4/1/2021	1,275,000	1,440,750
Meritor Inc.:
6.250%, 2/15/2024	1,000,000	860,000
Royal Caribbean Cruises Ltd. (Liberia):
5.250%, 11/15/2022	875,000	925,313
7.500%, 10/15/2027	800,000	924,000
Speedway Motorsports, Inc.:
5.125%, 2/1/2023	1,250,000	1,278,125
		10,641,889

Consumer Non-Cyclical		4.37%
Constellation Brands Inc.:
6.000%, 5/1/2022	925,000	1,045,250
Tesco PLC - 144A (Great Britain):
6.150%, 11/15/2037(2)	650,000	610,681
The WhiteWave Foods Co.:
5.375%, 10/1/2022	1,250,000	1,343,750
Winn-Dixie Stores Inc.:
Series Escrow Units, 4/1/2008**(3)(4)	2,150,000	0
		2,999,681

Energy - Independent		11.48%
Concho Resources, Inc.:
5.500%, 4/1/2023	1,575,000	1,586,812
Denbury Resources Inc.:
6.375%, 8/15/2021	1,500,000	1,042,500
Devon Energy Corp.:
3.250%, 5/15/2022	300,000	291,359
Diamondback Energy, Inc.:
7.625%, 10/1/2021	1,000,000	1,061,250
Kerr-McGee Corp.:
6.950%, 7/1/2024	250,000	289,624

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Principal Amount	Market Value
Range Resources Corp.:
5.000%, 8/15/2022	$1,000,000	$947,500
4.875%, 5/15/2025	1,000,000	957,500
Southwestern Energy Co.:
7.500%, 2/1/2018	325,000	346,938
Whiting Petroleum Corp.:
5.750%, 3/15/2021	1,500,000	1,363,125
		7,886,608

Energy - Midstream		9.11%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.625%, 5/20/2024	1,500,000	1,513,125
Boardwalk Pipelines LP:
3.375%, 2/1/2023	1,250,000	1,148,104
MPLX LP - 144A:
4.875%, 6/1/2025(2)	1,850,000	1,812,091
Sabine Pass LNG LP:
7.500%, 11/30/2016	1,750,000	1,784,344
		6,257,664

Energy - Oil Field Services		0.81%
Gulfmark Offshore Inc.:
6.375%, 3/15/2022	1,340,000	559,450

Energy - Refining		2.24%
Tesoro Corp.:
5.375%, 10/1/2022	1,500,000	1,535,625

Technology		3.54%
Amkor Technology Inc.:
6.625%, 6/1/2021	1,000,000	975,000
Iron Mountain Inc.:
6.000%, 8/15/2023	900,000	951,750
Leidos Holdings Inc.:
4.450%, 12/1/2020	500,000	502,500
		2,429,250

Transportation		0.01%
Continental Airlines Inc.:
Pass-Through Certificates, Series 1999-1B, Class B, 6.795%, 8/2/2018	9,133	9,475

Total Industrial (Cost $53,723,801)		53,130,571

Utility		2.04%
Electric		2.04%
Calpine Corp Escrow:
8.750%, 12/29/2049**(3)(4)	200,000	0
	Principal Amount	Market Value
NRG Energy Inc.:
7.875%, 5/15/2021	$1,350,000	$1,404,000
		1,404,000

Total Utility (Cost $1,457,946)		1,404,000

Total Corporate Bonds (Cost $61,436,550)		59,125,456

MORTGAGE BACKED SECURITY		3.71%
Asset Backed Securities		0.73%
Asset Backed Securities Other		0.73%
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.901%, 6/15/2021(2)	500,000	499,263

Total Asset Backed Securities (Cost $502,343)		499,263

Commercial Mortgage-Backed Securities		2.31%
Commercial Mortgage-Backed Securities		2.31%
Tuckahoe Credit Lease Trust - 144A:
9.310%, 10/20/2025(2)(4)	1,507,966	1,585,023

Total Commercial Mortgage-Backed Securities (Cost $1,366,698)		1,585,023

Residential Mortgage-Backed Securities		0.67%
Residential Mortgage-Backed Securities		0.67%
Citigroup Mortgage Loan Trust Inc.:
Series 2003-UST1, Class A1, 5.500%, 12/25/2018	463,385	463,646

Total Residential Mortgage-Backed Securities (Cost $464,894)		463,646

Total Mortgage Backed Security (Cost $2,333,935)		2,547,932

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		6.03%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	4,139,774	$4,139,774
	Shares	Market Value
Total Money Market Mutual Funds (Cost $4,139,774)		$4,139,774

Total Investments (Cost $69,994,937)	98.95%	67,954,954

Other Assets in Excess of Liabilities	1.05%	724,339

Net Assets	100.00%	$68,679,293

**	Non-income producing security.

See Notes to Financial Statements.

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Activision Blizzard Inc. - 144A	6.125%	09/15/2023	12/01/2014	$672,814	$682,812	0.99	%^
Aviation Capital Group Corp. - 144A	6.750%	04/06/2021	12/07/2011	558,571	650,469	0.95	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	06/10/2016	1,046,038	1,045,000	1.52	%^
Compass Minerals International Inc. - 144A	4.875%	07/15/2024	10/23/2014	1,387,113	1,309,000	1.91	%^
DriveTime Automotive Group Inc. / DT Acceptance Corp. - 144A	8.000%	06/01/2021	03/10/2016 - 05/26/2016	669,839	692,812	1.01	%^
Emigrant Capital Trust II - 144A	3.209%	04/14/2034	08/11/2004	498,239	319,375	0.47%
Hanesbrands, Inc. - 144A	4.625%	05/15/2024	05/03/2016	1,000,000	1,007,500	1.47	%^
Huntington Ingalls Industries Inc. - 144A	5.000%	11/15/2025	11/02/2015	501,207	529,375	0.77	%^
James Hardie International Finance Ltd. - 144A	5.875%	02/15/2023	10/06/2015	753,621	770,625	1.12	%^
MPLX LP - 144A	4.875%	06/01/2025	05/28/2015	1,833,306	1,812,091	2.64	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.750%	06/15/2021	11/05/2014 - 11/12/2014	988,770	952,500	1.39	%^
Teck Resources Ltd. - 144A	8.000%	06/01/2021	05/26/2016 - 06/01/2016	754,327	774,375	1.13	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014 - 05/03/2016	662,987	610,682	0.89	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,366,698	1,585,023	2.31%
VB-S1 Issuer LLC. - 144A	6.901%	06/15/2046	06/08/2016 - 06/10/2016	502,343	499,263	0.73%
West Fraser Timber Co. Ltd. - 144A	4.350%	10/15/2024	06/14/2016 - 06/20/2016	617,383	620,952	0.90%
				$13,813,256	$13,861,854	20.20%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 15.79% of the Fund’s net assets as of June 30, 2016.
(3)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments. Security deemed to be illiquid under procedures approved by the Fund’s Board of Trustees.
(4)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2016 these securities represented 2.31% of the Fund’s net assets.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2016
(UNAUDITED)

	Shares	Market Value
PREFERRED STOCK		0.65%
Financial Institutions		0.65%
Banking		0.65%
First Tennessee Bank - 144A 3.750%(1)(2)	1,500	$960,375
ING Group NV (Netherlands), 0.383%	161,818	4,166,814
Royal Bank of Scotland Group PLC (United Kingdom), 6.600%	146,000	3,655,840
		8,783,029

Total Financial Institutions (Cost $9,289,428)		8,783,029

Total Preferred Stock (Cost $9,289,428)		8,783,029

	Principal Amount	Market Value
CORPORATE BONDS		41.11%
Financial Institutions		14.44%
Banking		6.40%
Bank of America Corp.:
5.000%, 5/13/2021	$5,950,000	$6,671,104
BB&T Corp.:
6.850%, 4/30/2019	4,150,000	4,764,752
City National Corp.:
5.250%, 9/15/2020	1,900,000	2,148,269
Emigrant Capital Trust II - 144A:
3.209%, 4/14/2034(1)(2)	850,000	542,938
First Tennessee Bank NA:
2.950%, 12/1/2019	10,975,000	11,033,694
JPMorgan Chase & Co.:
4.400%, 7/22/2020	13,300,000	14,523,467
PNC Funding Corp.:
4.375%, 8/11/2020	6,300,000	6,904,951
Toronto-Dominion Bank/The (Canada):
2.250%, 11/5/2019	5,000,000	5,133,375
UBS AG/Stamford CT:
Series GMTN, 2.375%, 8/14/2019	12,075,000	12,378,445
Wachovia Corp.:
5.625%, 10/15/2016	14,250,000	14,430,605
Wells Fargo Capital II:
1.137%, 1/30/2027	8,961,000	7,583,246
		86,114,846

Brokerage/Asset Managers/Exchanges		0.43%
FMR Corp. - 144A:
7.490%, 6/15/2019(2)	5,000,000	5,820,925
	Principal Amount	Market Value
Finance Companies		2.18%
General Electric Co.:
Series D, 5.000%, 12/29/2049(1)	$14,596,000	$15,526,495
International Lease Finance Corp.:
5.875%, 8/15/2022	6,200,000	6,734,750
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.750%, 6/15/2021(2)	7,325,000	6,977,062
		29,238,307

Insurance		2.43%
Massachusetts Mutual Life Insurance Co. - 144A:
8.875%, 6/1/2039(2)	4,700,000	7,049,563
Northwestern Mutual Life Insurance Co. - 144A:
6.063%, 3/30/2040(2)	6,025,000	7,723,683
PartnerRe Finance B LLC:
5.500%, 6/1/2020	9,700,000	10,809,641
Validus Holdings Ltd. (Bermuda):
8.875%, 1/26/2040	5,175,000	7,131,238
		32,714,125

Real Estate Investment Trusts (REITs)		3.00%
Omega Healthcare Investors Inc.:
5.875%, 3/15/2024	10,450,000	10,948,768
Ventas Realty LP / Ventas Capital Corp.:
4.750%, 6/1/2021	10,500,000	11,694,364
Washington REIT:
4.950%, 10/1/2020	13,825,000	14,951,959
3.950%, 10/15/2022	2,025,000	2,056,126
Weingarten Realty Investors:
6.640%, 7/15/2026	545,000	642,154
		40,293,371

Total Financial Institutions (Cost $187,436,330)		194,181,574

Industrial		23.07%
Basic Industry		3.62%
BHP Billiton Finance USA Ltd. (Australia):
6.500%, 4/1/2019	5,025,000	5,690,104
Dow Chemical Co./The:
8.550%, 5/15/2019	9,475,000	11,272,114
Newmont Mining Corp.:
3.500%, 3/15/2022	4,325,000	4,497,087
Potlatch Corp.:
7.500%, 11/1/2019	15,521,000	17,073,100
West Fraser Timber Co. Ltd. - 144A (Canada):
4.350%, 10/15/2024(2)	10,675,000	10,197,945
		48,730,350
	Principal Amount	Market Value
Capital Goods		1.84%
Exelis Inc.:
5.550%, 10/1/2021	$8,912,000	$10,122,936
Hexcel Corp.:
4.700%, 8/15/2025	3,425,000	3,657,273
Masco Corp.:
4.450%, 4/1/2025	3,875,000	4,030,387
United Rentals North:
4.625%, 7/15/2023	6,850,000	6,944,188
		24,754,784

Communications		3.37%
America Movil SAB de CV (Mexico):
5.000%, 10/16/2019	6,975,000	7,690,335
American Tower Corp.:
5.900%, 11/1/2021	3,575,000	4,165,086
AT&T Inc.:
3.000%, 6/30/2022	2,300,000	2,358,806
Series WI, 5.350%, 9/1/2040	3,450,000	3,789,408
Cox Communications Inc. - 144A:
9.375%, 1/15/2019(2)	2,500,000	2,914,093
Frontier Communications Corp.:
8.875%, 9/15/2020	6,425,000	6,882,781
Time Warner Inc.:
9.150%, 2/1/2023	2,410,000	3,244,130
Verizon Communications Inc.:
3.000%, 11/1/2021	1,925,000	2,020,830
5.150%, 9/15/2023	10,475,000	12,222,890
		45,288,359

Consumer Cyclical		3.51%
Amazon.com Inc.:
3.800%, 12/5/2024	7,425,000	8,340,703
DriveTime Automotive Group, Inc. / DT Acceptance Corp. - 144A:
8.000%, 6/1/2021(2)	7,720,000	7,131,350
General Motors Co.:
4.875%, 10/2/2023	4,200,000	4,471,085
General Motors Financial Co. Inc:
4.250%, 5/15/2023	3,200,000	3,296,195
Royal Caribbean Cruises Ltd.:
5.250%, 11/15/2022	4,200,000	4,441,500
7.500%, 10/15/2027	3,850,000	4,446,750
Wal-Mart Stores Inc.:
7.550%, 2/15/2030	9,900,000	15,133,625
		47,261,208

Consumer Non-Cyclical		4.96%
Anheuser-Busch InBev Finance Inc.:
3.650%, 2/1/2026	15,750,000	16,890,867
Kraft Heinz Foods Co. - 144A:
4.875%, 2/15/2025(2)	6,775,000	7,437,907

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Principal Amount	Market Value
Mead Johnson Nutrition Co.:
4.900%, 11/1/2019	$12,966,000	$14,304,117
Tesco PLC - 144A (United Kingdom):
6.150%, 11/15/2037(2)	11,425,000	10,733,902
The WhiteWave Foods Co.:
5.375%, 10/1/2022	7,375,000	7,928,125
Whole Foods Market Inc. - 144A:
5.200%, 12/3/2025(2)	8,650,000	9,347,752
		66,642,670

Energy - Independent		2.69%
Anadarko Finance Co.:
Series B, 7.500%, 5/1/2031	5,050,000	6,064,096
Apache Corp.:
3.250%, 4/15/2022	6,075,000	6,231,850
Burlington Resources Inc.:
6.875%, 2/15/2026	1,000,000	1,155,666
Concho Resources Inc.:
5.500%, 4/1/2023	7,050,000	7,102,875
Devon Energy Corp.:
3.250%, 5/15/2022	9,750,000	9,469,171
Range Resources Corp.:
4.875%, 5/15/2025	6,400,000	6,128,000
		36,151,658

Energy - Midstream		2.26%
Boardwalk Pipelines LP:
3.375%, 2/1/2023	3,925,000	3,605,046
MPLX LP - 144A:
4.875%, 6/1/2025(2)	6,700,000	6,562,710
Sabine Pass LNG LP:
7.500%, 11/30/2016	14,550,000	14,835,544
Tennessee Gas Pipeline Co.:
8.375%, 6/15/2032	4,775,000	5,426,759
		30,430,059

Transportation		0.82%
American Airlines 2013-2 Class A Pass Through Trust:
4.950%, 1/15/2023	8,716,628	9,490,228
CSX Transportation Inc.:
9.750%, 6/15/2020	1,250,000	1,596,739
		11,086,967

Total Industrial (Cost $299,096,364)		310,346,055

Utility		3.60%
Electric		3.60%
Commonwealth Edison Co.:
Series 104, 5.950%, 8/15/2016	7,375,000	7,416,698
	Principal Amount	Market Value
Consumers Energy Co.:
Series B, 6.875%, 3/1/2018	$1,564,000	$1,692,748
Duke Energy Carolinas LLC:
Series C, 7.000%, 11/15/2018	4,285,000	4,863,231
3.900%, 6/15/2021	4,275,000	4,718,339
Nevada Power Co.:
Series R, 6.750%, 7/1/2037	2,850,000	3,949,011
Oncor Electric Delivery Co. LLC:
7.000%, 9/1/2022	13,178,000	16,805,244
Public Service Co. of Oklahoma:
6.150%, 8/1/2016	3,075,000	3,084,659
San Diego Gas & Electric Co.:
6.000%, 6/1/2026	3,550,000	4,660,213
Tenaska Alabama II Partners LP - 144A:
6.125%, 3/30/2023(2)	158,716	173,049
Tenaska Virginia Partners LP - 144A:
6.119%, 3/30/2024(2)	148,295	165,116
WPD Holdings Inc - 144A (United Kingdom):
7.250%, 12/15/2017(2)	875,000	914,953
		48,443,261

Total Utility (Cost $42,336,688)		48,443,261

Total Corporate Bonds (Cost $528,869,382)		552,970,890

MUNICIPAL BONDS		7.71%
California		2.62%
University of California, 6.270%, 5/15/2031	5,875,000	6,599,622
City of San Francisco CA Public Utilities Commission Water Revenue, 6.000%, 11/1/2040	11,750,000	15,711,748
San Diego County Regional Airport Authority:
6.628%, 7/1/2040	8,430,000	9,835,197
5.594%, 7/1/2043	2,670,000	3,036,057
		35,182,624

District Of Columbia		1.00%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, 7.462%, 10/1/2046	8,600,000	13,474,480

Texas		1.00%
North Texas Tollway Authority, Series HIGHWAY REVENUE TOLLS, 8.910%, 2/1/2030	8,350,000	10,074,108
	Principal Amount	Market Value
The University of Texas System, 6.276%, 8/15/2041	$3,026,000	$3,442,468
		13,516,576

Washington		3.09%
Port of Seattle WA, 7.000%, 5/1/2036	10,520,000	12,080,326
State of Washington:
Series FUEL SALES TAX REVENUE, 5.090%, 8/1/2033	5,900,000	7,579,730
Series AD VALOREM PROPERTY TAX, 5.481%, 8/1/2039	8,400,000	11,624,172
Washington State Convention Center Public Facilities District, Series HOTEL OCCUPANCY TAX, 6.790%, 7/1/2040	7,475,000	10,284,180
		41,568,408

Total Municipal Bonds (Cost $96,524,938)		103,742,088
ASSET-BACKED SECURITIES, COMMERCIAL MORTGAGE-BACKED SECURITIES PASSTHROUGH & RESIDENTIAL MORTGAGE-BACKED SECURITIES		38.15%
Asset Backed Securities		4.86%
Drive Auto Receivables Trust 2016-B - 144A:
Series 2016-BA, Class B, 2.560%, 4/15/2018(2)	4,200,000	4,219,944
SDART 2016-2 B SDART 2016-2 B:
Series 2016-2, Class B, 2.080%, 2/16/2021	10,450,000	10,502,743
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.901%, 6/15/2021(2)	6,500,000	6,490,419
		21,213,106

Harley-Davidson Motorcycle Trust 2015-1:
Series 2015-1, Class A3, 1.410%, 6/15/2020	15,000,000	15,075,915
NextGear Floorplan Master Owner Trust - 144A:
Series 2015-2A, Class A, 2.380%, 10/15/2018(2)	13,905,000	13,868,441
		28,944,356

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Principal Amount	Market Value
Chase Issuance Trust:
Series 2015-A2, Class A2, 1.590%, 2/15/2018	$12,225,000	$12,356,004

Aircraft Lease Securitisation Ltd. - 144A:
4/26/12, Series 2007-1A, Class G3, 0.725%, 5/10/2032(1)(2)	660,355	657,054

Centerpoint Energy Transition Bond Co. III LLC:
Series 2008-A, Class A1, 4.192%, 2/1/2017	392,554	393,628

Marriott Vacation Club Owner Trust - 144A:
11/5/10, Series 2010-1A, Class A, 3.540%, 10/20/2032(2)	1,823,529	1,857,970

Total Asset Backed Securities (Cost $65,150,283)		65,422,118

Commercial Mortgage-Backed Securities		2.34%
Crown Castle Towers LLC - 144A:
6.113%, 1/15/2020(2)	8,975,000	9,993,038
4.883%, 8/15/2020(2)	5,900,000	6,438,821
GTP Acquisition Partners I LLC - 144A:
3.482%, 6/16/2025(2)	10,800,000	10,925,604
Tuckahoe Credit Lease Trust - 144A: 9.310%, 10/20/202 (2)(3)
	3,853,690	4,050,614
		31,408,077

Total Commercial Mortgage-Backed Securities (Cost $29,190,905)		31,408,077

Mortgage-Backed Securities Passthrough		28.16%
Fannie Mae Pool:
Pool #932361, 4.000%, 1/1/2025	3,149,111	3,332,380
Pool #AC8938, 4.500%, 1/1/2025	4,962,951	5,342,401
Pool #AD4268, 4.500%, 3/1/2025	2,943,608	3,132,357
Pool #AS6548, Series 2016-, 2.500%, 1/1/2031	11,371,086	11,816,242
Pool #BC1187, Series 2016-, 2.500%, 6/1/2031	3,500,000	3,625,664
	Principal Amount	Market Value
Pool #BC1873, Series 2016-, 2.500%, 6/1/2031	$4,554,329	$4,730,473
Pool #BC6086, Series 2016-, 2.500%, 6/1/2031	6,562,656	6,808,345
Pool #MA2675, Series 2016-, 2.500%, 7/1/2031	12,968,079	13,433,684
Pool #AB4853, 3.000%, 4/1/2032	15,871,538	16,736,036
Pool #725705, 5.000%, 8/1/2034	300,206	335,053
Pool #735288, 5.000%, 3/1/2035	1,630,489	1,817,457
Pool #255706, 5.500%, 5/1/2035	1,655,113	1,874,408
Pool #MA2354, Series 2015-, 3.500%, 8/1/2035	15,548,674	16,558,836
Pool #735897, 5.500%, 10/1/2035	1,196,851	1,356,266
Pool #850582, 5.500%, 1/1/2036	400,541	449,881
Pool #745275, 5.000%, 2/1/2036	1,676,657	1,866,722
Pool #845471, 5.000%, 5/1/2036	139,365	149,213
Pool #888016, 5.500%, 5/1/2036	2,072,219	2,353,372
Pool #190377, 5.000%, 11/1/2036	1,589,858	1,769,289
Pool #256526, 6.000%, 12/1/2036	1,278,266	1,409,799
Pool #888405, 5.000%, 12/1/2036	322,140	358,573
Pool #907772, 6.000%, 12/1/2036	286,944	313,945
Pool #910881, 5.000%, 2/1/2037	1,252,806	1,344,041
Pool #889108, 6.000%, 2/1/2038	1,180,830	1,351,462
Pool #889579, 6.000%, 5/1/2038	1,943,788	2,225,340
Pool #995373, Series 2009-, 4.500%, 2/1/2039	9,931,122	10,879,522
Pool #995838, 5.500%, 5/1/2039	1,613,342	1,816,617
Pool #AE0395, 4.500%, 10/1/2040	7,402,823	8,118,553
Pool #AE0949, 4.000%, 2/1/2041	4,683,080	5,038,653
Pool #AL3287, Series 2013-, 4.500%, 9/1/2041	4,837,240	5,304,988
Pool #AL0933, Series 2011-, 5.000%, 10/1/2041	1,979,216	2,204,918
	Principal Amount	Market Value
Pool #AL5315, Series 2014-, 4.000%, 6/1/2042	$3,414,533	$3,705,136
Pool # MA1273, 3.500%, 12/1/2042	5,747,785	6,087,162
Pool #AB9571, Series 2013-, 3.500%, 6/1/2043	4,594,734	4,859,483
Pool #MA1700, Series 2013-, 4.500%, 12/1/2043	4,895,176	5,347,732
Pool #AW4796, Series 2014-, 4.000%, 4/1/2044	5,337,403	5,749,351
Pool #MA1917, Series 2014-, 4.500%, 6/1/2044	1,128,031	1,231,364
Pool #MA2005, Series 2014-, 4.500%, 8/1/2044	1,485,083	1,621,363
Pool #AX2530, Series 2014-, 4.000%, 11/1/2044	10,112,648	10,860,891
Pool #MA2091, Series 2014-, 4.000%, 11/1/2044	6,754,145	7,072,846
Pool #MA2145, Series 2014-, 4.000%, 1/1/2045	17,098,201	18,341,194
Pool #AY3374, Series 2015-, 3.500%, 4/1/2045	17,813,265	18,944,790
Pool #AS5823, Series 2015-, 3.500%, 9/1/2045	19,123,949	20,195,132
Pool #AL7911, Series 2015-, 3.500%, 12/1/2045	11,356,983	12,076,616
Pool #BC2663, Series 2016-, 3.500%, 2/1/2046	9,809,834	10,361,135
Freddie Mac Gold Pool:
Gold Pool #G08061, 5.500%, 6/1/2035	149,943	169,449
Gold Pool #G08079, 5.000%, 9/1/2035	1,702,298	1,888,657
Gold Pool #G01960, 5.000%, 12/1/2035	539,988	599,895
Gold Pool #A41748, 5.000%, 1/1/2036	740,231	820,171
Gold Pool #A42128, 5.500%, 1/1/2036	625,592	702,206
Gold Pool #G02064, 5.000%, 2/1/2036	877,739	975,275
Gold Pool #G05200, 5.000%, 5/1/2036	2,772,391	3,081,859
Gold Pool #G02252, 5.500%, 7/1/2036	1,583,522	1,776,806

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Principal Amount	Market Value
Gold Pool #G02386, 6.000%, 11/1/2036	$1,069,192	$1,219,123
Gold Pool #G03189, 6.500%, 9/1/2037	1,957,879	2,250,980
Gold Pool #A86876, 5.000%, 6/1/2039	1,545,223	1,705,118
Gold Pool #A91161, 4.500%, 2/1/2040	3,383,217	3,704,688
Gold Pool #A92533, 4.500%, 6/1/2040	3,680,926	4,032,097
Gold Pool #A93505, 4.500%, 8/1/2040	4,864,275	5,345,883
Gold Pool #A97047, 4.500%, 2/1/2041	4,196,732	4,612,475
Gold Pool #A97620, 4.500%, 3/1/2041	7,223,750	7,939,620
Gold Pool #Q05168, 4.000%, 12/1/2041	14,005,314	15,064,646
Gold Pool #Q05601, 4.000%, 1/1/2042	8,137,722	8,754,612
Gold Pool #C03789, 4.000%, 3/1/2042	6,758,894	7,271,322
Gold Pool #G08607, Series 2014-, 4.500%, 9/1/2044	3,146,510	3,434,631
Gold Pool #G07961, Series 2015-, 3.500%, 3/1/2045	12,789,791	13,597,606
Gold Pool #G08687, Series 2016-, 3.500%, 1/1/2046	9,506,736	10,047,751
Gold Pool #G08693, Series 2016-, 3.500%, 3/1/2046	12,172,690	12,863,929
Ginnie Mae I pool:
Pool #550656, 5.000%, 9/15/2035	252,899	281,874
Ginnie Mae II pool:
Pool #G24496, 5.000%, 7/20/2039	1,337,494	1,496,037
		377,945,395

Freddie Mac Non Gold Pool:
Pool #781958, 2.487%, 9/1/2034(1)	132,705	140,394
Pool #1G1317, 6.196%, 11/1/2036(1)	702,161	722,346
		862,740

Total Mortgage-Backed Securities Passthrough (Cost $369,276,046)		378,808,135

Residential Mortgage-Backed Securities		2.79%
American Home Mortgage Investment Trust 2004-4:
Series 2004-4, Class 6A1, 6.000%, 2/25/2045(4)	4,249,847	4,357,005
	Principal Amount	Market Value
Banc of America Funding Trust:
Class 2A4, 5.500%, 8/25/2035	$341,917	$338,042
Series 2005-4, Class 1A4, 5.500%, 8/25/2035	155,488	155,004
Banc of America Mortgage Securities Inc.:
Series 2003-E, Class 3A1, 3.247%, 6/25/2033(1)	1,861,666	1,813,559
Series 2003-G, Class 2A1, 2.770%, 8/25/2033(1)	3,001,096	2,974,581
Series 2005-8, Class A14, 5.500%, 9/25/2035	163,468	24,132
Bear Stearns Co Asset Backed Securities Trust 2003-AC4:
Series 2003-AC4, Class A, 5.500%, 9/25/2033(4)	6,377,829	6,380,391
CHL Mortgage Pass-Through Trust 2004-HYB2:
Series 2004-HYB2, Class 5A, 2.871%, 7/20/2034(1)	3,464,059	3,381,516
CWABS Asset-Backed Certificates Trust 2005-1:
Series 2005-1, Class AF6, 5.030%, 7/25/2035(1)	901,887	925,271
GSR Mortgage Loan Trust 2005-3F:
Series 2005-3F, Class 2A3, 6.000%, 3/25/2035(1)	1,874,988	1,868,129
JP Morgan Mortgage Trust 2013-2 - 144A:
6/10/13, Series 2013-2, Class A2, 3.500%, 5/25/2043(2)	3,780,958	3,905,582
MASTR Alternative Loan Trust 2005-3:
Series 2005-3, Class 3A1, 6.500%, 4/25/2035(1)	4,430,406	4,478,972
PHHMC Series 2007-2 Trust:
Series 2007-2, Class A2, 5.756%, 5/18/2037(1)	2,583,862	2,647,037
Renaissance Home Equity Loan Trust 2005-2:
Series 2005-2, Class AF6, 4.781%, 8/25/2035(4)	4,112,285	4,224,221
		37,473,442

Total Residential Mortgage-Backed Securities (Cost $37,914,507)		37,473,442

Total Asset-Backed Securities, Commercial Mortgage-Backed Securities Passthrough & Residential Mortgage-Backed Securities (Cost $501,531,741)		513,111,772
	Principal Amount	Market Value
GOVERNMENT BOND		1.05%
Federal National Mortgage Association:
2.125%, 4/24/2026	$13,675,000	$14,065,120

Total Government Bond (Cost $13,670,794)		14,065,120

U.S. TREASURY BONDS & NOTES		10.49%
United States Treasury Note/Bond:
1.625%, 8/15/2022	4,375,000	4,488,479
2.125%, 5/15/2025	33,100,000	34,984,515
2.250%, 11/15/2025	325,000	346,938
5.000%, 5/15/2037	3,250,000	4,997,193
4.375%, 2/15/2038	2,050,000	2,924,292
4.375%, 11/15/2039	15,000,000	21,337,200
4.750%, 2/15/2041	18,350,000	27,561,553
3.125%, 11/15/2041	8,500,000	10,049,423
2.875%, 5/15/2043	21,600,000	24,310,973
2.500%, 2/15/2045	9,675,000	10,084,485
		141,085,051
Total U.S. Treasury Bonds & Notes (Cost $118,612,389)		141,085,051

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.87%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	11,708,608	$11,708,608

Total Money Market Mutual Funds (Cost $11,708,608)		11,708,608

Total Investments (Cost $1,280,207,280)	100.03%	1,345,466,558

Liabilities in Excess of Other Assets	(0.03%)	(346,418)

Net Assets	100.00%	$1,345,120,140

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Aircraft Lease Securitisation Ltd. - 144A	0.725%	05/10/2032	04/26/2012	$629,659	$657,054	0.05	%^
Cox Communications Inc. - 144A	9.375%	01/15/2019	05/29/2015	2,921,908	2,914,093	0.22	%^
Crown Castle Towers LLC - 144A	6.113%	01/15/2020	01/08/2010	8,975,000	9,993,038	0.74	%^
Crown Castle Towers LLC - 144A	4.883%	08/15/2020	01/08/2010	5,900,000	6,438,821	0.48	%^
Drive Auto Receivables Trust 2016-B - 144A	2.560%	06/15/2020	05/18/2016	4,199,856	4,219,944	0.31	%^
DriveTime Automotive Group, Inc. /
DT Acceptance Corp. - 144A	8.000%	06/01/2021	04/20/2016 - 05/26/2016	7,061,063	7,131,350	0.53	%^
Emigrant Capital Trust II - 144A	3.209%	04/14/2034	08/11/2004	847,006	542,938	0.04%
FMR Corp. - 144A	7.490%	06/15/2019	03/06/2007	5,277,058	5,820,925	0.43	%^
First Tennessee Bank - 144A	3.750%		03/16/2005	1,500,000	960,375	0.07%
GTP Acquisition Partners I LLC - 144A	3.482%	06/16/2025	05/20/2015 - 05/27/2015	10,823,232	10,925,604	0.81	%^
Kraft Heinz Foods Co. - 144A	4.875%	02/15/2025	01/11/2016	7,169,975	7,437,907	0.55	%^
JP Morgan Mortgage Trust 2013-2 - 144A	3.500%	12/25/2043	06/10/2013	3,815,362	3,905,582	0.29	%^
MPLX LP - 144A	4.875%	06/01/2025	05/28/2015	6,640,343	6,562,710	0.49	%^
Marriott Vacation Club Owner Trust - 144A	3.540%	10/20/2032	11/05/2010	1,823,351	1,857,970	0.14%
Massachusetts Mutual Life Insurance Co. - 144A	8.875%	06/01/2039	03/24/2015	7,700,785	7,049,563	0.52	%^
NextGear Floorplan Master Owner Trust - 144A	2.380%	10/15/2020	10/23/2015	13,903,920	13,868,441	1.03	%^
Northwestern Mutual Life Insurance Co. - 144A	6.063%	03/30/2040	07/16/2015 - 08/10/2015	7,186,639	7,723,683	0.57	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.750%	06/15/2021	11/04/2014 - 11/12/2014	7,350,438	6,977,062	0.52	%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	04/29/2004 - 01/19/2005	148,246	165,116	0.01	%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/09/2003 - 09/04/2009	159,667	173,049	0.01	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014 - 10/16/2014	12,139,418	10,733,902	0.80	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	3,492,673	4,050,614	0.30%
VB-S1 Issuer LLC. - 144A	6.901%	06/15/2046	06/08/2016 - 06/10/2016	6,528,895	6,490,419	0.48%
WPD Holdings Inc - 144A	7.250%	12/15/2017	10/15/2003 - 06/30/2006	870,541	914,953	0.07	%^
West Fraser Timber Co. Ltd. - 144A	4.350%	10/15/2024	10/07/2014	10,675,000	10,197,945	0.76%
Whole Foods Market Inc. - 144A	5.200%	12/03/2025	11/30/2015	8,638,516	9,347,752	0.70	%^
				$146,378,551	$147,060,810	10.92%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 9.13% of the Fund’s net assets as of June 30, 2016.
(3)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2016 these securities represented 0.30% of the Fund’s net assets.
(4)	Step Bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2016.

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2016
 (UNAUDITED)

	Principal Amount	Market Value
MUNICIPAL BONDS		96.65%
CERTIFICATE PARTICIPATION		25.46%
Education		5.61%
Adams 12 Five Star Schools:
2.000%, 12/15/2017	$500,000	$509,090
2.000%, 12/15/2018	200,000	205,594
3.000%, 12/15/2019	500,000	534,975
3.000%, 12/15/2020	1,830,000	1,985,294
3.000%, 12/15/2021	1,285,000	1,407,191
Douglas County School District No Re-1 Douglas & Elbert Counties:
5.000%, 1/15/2025(1)(2)	1,000,000	1,107,430
4.000%, 1/15/2028(1)	1,675,000	1,951,576
El Paso County School District No. 49 Falcon, 5.000%, 12/15/2028(1)	2,160,000	2,721,341
Pueblo County School District No 70:
2.000%, 1/15/2017	200,000	201,254
1.500%, 1/15/2018	175,000	176,348
1.875%, 1/15/2019	180,000	183,962
2.100%, 1/15/2020	215,000	222,716
2.375%, 1/15/2021(1)	270,000	279,968
State of Colorado, 5.000%, 3/15/2024(1)	1,000,000	1,157,970
		12,644,709

General		19.85%
Aspen Public Facilities Authority, 5.880%, 9/1/2032(1)(3)	880,000	901,076
Auraria Higher Education Center, 6.000%, 5/1/2024(1)	499,000	575,646
City & County of Denver CO, 5.250%, 12/1/2024(1)	625,000	688,844
City of Aurora CO:
5.000%, 12/1/2024	850,000	1,083,266
5.000%, 12/1/2026(1)	1,000,000	1,128,100
5.000%, 12/1/2030(1)	875,000	980,857
City of Glendale CO, 5.000%, 12/1/2025, AGM(3)	2,000,000	2,519,780
City of Longmont CO, 5.000%, 12/1/2028(1)	1,500,000	1,826,610
City of Pueblo CO, 5.500%, 8/15/2018, AGC(3)	500,000	547,810
City of Westminster CO:
4.000%, 12/1/2024(1)	1,215,000	1,408,598
5.000%, 12/1/2029(1)	835,000	1,031,793
5.000%, 12/1/2030(1)	1,000,000	1,232,820
Colorado Higher Education:
5.000%, 11/1/2022	1,000,000	1,220,360
5.250%, 11/1/2023(1)(2)	1,280,000	1,414,374
5.000%, 11/1/2024	1,000,000	1,275,460
5.000%, 11/1/2025	1,000,000	1,293,260
	Principal Amount	Market Value
County of Adams CO:
5.000%, 12/1/2030(1)	$500,000	$621,680
5.000%, 12/1/2031(1)	550,000	682,264
County of Eagle CO:
5.250%, 12/1/2023(1)(2)	500,000	554,360
5.000%, 12/1/2025	250,000	318,912
5.000%, 12/1/2027(1)	495,000	616,899
5.000%, 12/1/2029(1)	490,000	605,018
County of El Paso CO:
2.000%, 12/1/2020(3)	1,615,000	1,676,596
2.000%, 12/1/2021(3)	1,365,000	1,416,133
County of Pueblo CO, 5.000%, 9/15/2019, AGM(3)	750,000	845,768
El Paso County School District No. 49 Falcon, 5.000%, 12/15/2028, AGM(1)(2)(3)	800,000	850,568
Rangeview Library District:
5.000%, 12/15/2022, AGC(1)(2)(3)	1,815,000	2,004,540
5.000%, 12/15/2029, AGM(1)(3)	1,675,000	2,049,061
Regional Transportation District:
5.000%, 6/1/2020	1,200,000	1,379,784
5.000%, 12/1/2022, AMBAC(1)(3)	1,000,000	1,055,720
5.000%, 6/1/2026(1)	1,500,000	1,820,010
5.000%, 6/1/2028(1)	2,000,000	2,481,520
Town of Breckenridge CO, 5.000%, 12/1/2035(1)	2,425,000	3,060,956
Town of Erie CO, 5.000%, 11/1/2027(1)	1,735,000	2,142,534
Town of Parker CO, 5.000%, 11/1/2030(1)	1,150,000	1,384,658
		44,695,635

Total Certificate Participation (Cost $54,210,939)		57,340,344

GENERAL OBLIGATION LTD		3.25%
Development		2.07%
Cherry Creek Corporate Center Metropolitan District, 5.000%, 6/1/2037(1)	1,100,000	1,160,731
Cuchares Ranch Metropolitan District, 5.000%, 12/1/2045(1)	1,000,000	1,026,870
Lorson Ranch Metropolitan District No 2, 5.000%, 12/1/2036(1)	1,200,000	1,416,600
Mountain Shadows Metropolitan District, 5.000%, 12/1/2035(1)	1,000,000	1,055,210
		4,659,411

General Obligation		1.18%
Eaton Area Park & Recreation District, 5.500%, 12/1/2030(1)	470,000	523,199
	Principal Amount	Market Value
Fossil Ridge Metropolitan District No 3, 5.000%, 12/1/2044(1)	$1,000,000	$1,064,460
Sierra Ridge Metropolitan District No 2, 5.500%, 12/1/2046(1)	1,000,000	1,062,090
		2,649,749

Total General Obligation Ltd (Cost $7,106,949)		7,309,160

GENERAL OBLIGATION UNLTD		23.83%
Development		3.01%
Beacon Point Metropolitan District, 5.000%, 12/1/2030, AGM(1)(3)	1,000,000	1,212,040
Central Platte Valley Metropolitan District:
5.500%, 12/1/2029(1)	750,000	882,877
6.000%, 12/1/2038(1)	1,000,000	1,226,070
5.000%, 12/1/2043(1)	1,000,000	1,075,430
North Range Metropolitan District No 1, 5.000%, 12/1/2038(1)	1,000,000	1,172,620
Wheatlands Metropolitan District, 5.000%, 12/1/2030, BAM(1)(3)	1,000,000	1,217,670
		6,786,707

Facilities		1.58%
Clear Creek Metropolitan Recreation District, 2.500%, 12/1/2017	1,430,000	1,448,376
Tallyns Reach Metropolitan District No 3, 4.000%, 12/1/2021	1,930,000	2,111,169
		3,559,545

General Obligation		6.54%
Anthem West Metropolitan District, 5.000%, 12/1/2035, BAM(1)(3)	1,165,000	1,381,911
City & County of Denver CO, 5.000%, 8/1/2025(1)	750,000	816,142
City of Sheridan CO:
5.000%, 12/1/2034(1)	1,425,000	1,739,199
5.000%, 12/1/2036(1)	1,575,000	1,911,908
Commonwealth of Puerto Rico:
5.500%, 7/1/2016, AGM(3)	760,000	760,000
5.500%, 7/1/2017, AGM(3)	1,235,000	1,283,190
5.500%, 7/1/2018, AGM(3)	655,000	683,702
5.500%, 7/1/2019, AGM(3)	1,100,000	1,158,344
5.250%, 7/1/2020, AGM(3)	1,410,000	1,473,535
5.250%, 7/1/2024, AGM(1)(3)	1,165,000	1,221,945

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Principal Amount	Market Value
5.375%, 7/1/2025, AGM(1)(3)	$1,000,000	$1,054,460
Eagle Bend Metropolitan District No 2, 5.000%, 12/1/2037(1)(3)	1,000,000	1,237,030
		14,721,366

School District		12.70%
Adams & Weld Counties School District No 27J Brighton.:
5.000%, 12/1/2035(1)	2,000,000	2,492,520
5.000%, 12/1/2036(1)	1,000,000	1,242,400
Adams 12 Five Star Schools, zero coupon, 12/15/2024, NATL(1)(2)(3)	2,385,000	1,612,379
Arapahoe County School District No 5 Cherry Creek, 5.000%, 12/15/2024	3,120,000	4,034,316
Arapahoe County School District No. 1 Englewood, 5.000%, 12/1/2029(1)(2)	2,440,000	2,947,764
Boulder Larimer & Weld Counties St Vrain Valley School District Re1J:
3.000%, 12/15/2016	1,720,000	1,738,782
4.000%, 12/15/2017	1,400,000	1,466,976
Denver City & County School District No 1, 5.000%, 12/1/2026(1)	2,000,000	2,547,040
Douglas County School District No Re-1 Douglas & Elbert Counties, zero coupon, 12/15/2022	1,660,000	1,527,067
Durango School District No 9-R:
4.500%, 11/1/2023(1)	1,000,000	1,167,860
5.000%, 11/1/2024(1)	1,000,000	1,194,670
Garfield County School District No Re002 Garfield:
5.000%, 12/1/2024, AGM(1)(2)(3)	800,000	814,296
4.750%, 12/1/2025, AGM(1)(2)(3)	1,000,000	1,016,870
Jefferson County School District R-1, 5.250%, 12/15/2025, AGM(1)(2)(3)	500,000	510,465
Moffat County School District No Re001 Craig, 5.250%, 12/1/2026, AGM(1)(2)(3)	1,030,000	1,096,950
Morgan County School District No 3 Fort Morgan:
5.000%, 12/1/2028(1)	1,210,000	1,503,207
5.000%, 12/1/2030(1)	635,000	784,981
Routt-Rio Blanco Counties School District Re-3 South Routt/CO:
1.500%, 12/1/2016	630,000	632,608
1.500%, 12/1/2017	255,000	258,058
		28,589,209

Total General Obligation Unltd (Cost $51,261,603)		53,656,827
	Principal Amount	Market Value
REVENUE BONDS		37.08%
Airport		0.50%
City & County of Denver CO Airport System Revenue, 5.250%, 11/15/2028(1)	$1,000,000	$1,136,450

Build America Bonds		3.65%
Colorado Bridge Enterprise, 6.078%, 12/1/2027(1)	2,220,000	2,616,137
University of Colorado, 6.264%, 6/1/2036(1)	5,000,000	5,590,700
		8,206,837

Education		4.79%
Colorado Educational & Cultural Facilities Authority:
5.000%, 10/1/2019	115,000	128,594
4.000%, 4/1/2022	205,000	217,722
4.125%, 7/1/2026(1)	630,000	660,133
5.000%, 8/15/2030(1)	750,000	871,875
5.000%, 11/1/2030(1)	500,000	596,905
5.000%, 11/15/2031(1)	1,000,000	1,160,480
5.000%, 12/1/2031(1)	1,500,000	1,770,135
5.000%, 12/15/2031(1)	715,000	868,832
5.000%, 10/1/2032(1)	1,340,000	1,517,510
5.000%, 6/1/2036(1)	540,000	640,057
5.000%, 7/1/2036(1)	1,000,000	1,136,260
5.000%, 8/1/2036(1)	570,000	674,413
5.625%, 1/15/2044(1)	495,000	546,480
		10,789,396

Facilities		0.38%
City & County of Denver CO Golf Revenue:
5.000%, 9/1/2018(1)	350,000	352,163
5.000%, 9/1/2019(1)	500,000	503,040
		855,203

General		3.38%
City & County of Denver CO, 5.250%, 9/1/2018, AGM(3)	1,500,000	1,646,580
City of Commerce City CO: 5.000%, 8/1/2026, AGM(1)(3)	350,000	432,877
5.000%, 8/1/2028, AGM(1)(3)	600,000	730,020
5.000%, 8/1/2028, BAM(1)(3)	375,000	468,236
5.000%, 8/1/2032, AGM(1)(3)	1,000,000	1,200,250
County of Boulder CO, 5.000%, 12/15/2025(1)(2)	1,000,000	1,104,430
	Principal Amount	Market Value
Denver Convention Center Hotel Authority:
4.750%, 12/1/2035, XLCA(1)(3)	$300,000	$301,188
5.000%, 12/1/2035, XLCA(1)(3)	1,060,000	1,067,642
Puerto Rico Municipal Finance Agency (Puerto Rico), 5.000%, 8/1/2017, AGM(1)(3)	105,000	108,021
Town of Castle Rock CO, 6.000%, 6/1/2023, AGC(1)(3)	500,000	548,995
		7,608,239

Higher Education		1.55%
Auraria Higher Education Center, 4.000%, 4/1/2029, AGM(1)(3)	2,500,000	2,817,675
Colorado Educational & Cultural Facilities Authority, 4.000%, 3/1/2024(1)	500,000	585,415
Colorado State Board of Governors University - Enterprise Revenue Bonds, 5.250%, 3/1/2024, NATL FGIC(1)(2)(3)	75,000	77,298
		3,480,388

Medical		17.93%
Aspen Valley Hospital District:
5.000%, 10/15/2021(1)	600,000	606,480
5.000%, 10/15/2030(1)	1,650,000	1,872,733
City of Aurora CO, 5.000%, 12/1/2022, AGM(1)(2)(3)	1,000,000	1,082,120
Colorado Health Facilities Authority:
5.000%, 1/1/2017	1,105,000	1,120,039
5.000%, 1/1/2018	1,630,000	1,690,881
5.000%, 12/1/2019	300,000	335,868
5.125%, 11/15/2020(1)(2)	345,000	350,689
5.000%, 12/1/2021	875,000	1,028,878
5.000%, 2/1/2022	200,000	230,560
5.000%, 9/15/2022(1)	850,000	887,986
5.000%, 1/1/2023(1)	1,000,000	1,133,020
5.000%, 2/1/2023(1)	500,000	576,525
5.000%, 2/1/2023	520,000	606,866
5.250%, 7/1/2024(1)	1,000,000	1,120,010
5.000%, 12/1/2024(1)	1,000,000	1,192,020
5.000%, 9/1/2025(1)	450,000	473,729
5.000%, 5/15/2027(1)	250,000	259,423
5.250%, 11/15/2027(1)(2)	1,000,000	1,016,940
5.000%, 12/1/2027(1)	1,000,000	1,274,470
5.000%, 1/15/2028(1)	1,150,000	1,446,711
4.000%, 5/15/2029(1)	1,695,000	1,942,995
5.000%, 9/1/2029(1)	1,000,000	1,182,710
5.000%, 12/1/2029(1)	1,000,000	1,261,110

| 2016 Semi-Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF JUNE 30, 2016 (continued)
(UNAUDITED)

	Principal Amount	Market Value
5.000%, 5/15/2030(1)	$500,000	$607,620
5.000%, 10/1/2032(1)	500,000	577,050
5.000%, 1/15/2035(1)	2,000,000	2,430,900
5.000%, 11/15/2036(4)	2,500,000	3,092,675
1.875%, 7/1/2039	1,500,000	1,521,645
5.000%, 5/15/2040(1)	1,000,000	1,191,390
Denver Health & Hospital Authority:
5.000%, 12/1/2017(1)	1,500,000	1,524,960
5.000%, 12/1/2018(1)	550,000	559,267
5.000%, 12/1/2020(1)	1,500,000	1,525,515
University of Colorado Hospital Authority:
5.000%, 11/15/2016	495,000	502,960
5.000%, 11/15/2027(1)	1,000,000	1,214,190
5.000%, 11/15/2036(1)	2,470,000	2,931,371
		40,372,306

Multifamily Housing		0.67%
Colorado Housing & Finance Authority, 1.050%, 8/1/2018	1,500,000	1,505,670

Nursing Homes		0.60%
Colorado Health Facilities Authority:
5.250%, 6/1/2018(1)	220,000	220,790
5.250%, 6/1/2020(1)	145,000	145,500
5.000%, 6/1/2022	750,000	885,195
5.250%, 6/1/2023(1)	105,000	105,355
		1,356,840

Utilities		0.53%
City of Colorado Springs CO Utilities System Revenue, 5.000%, 11/15/2027(1)	1,000,000	1,191,470

Water		3.10%
City & County of Broomfield Co., 5.000%, 12/1/2023(1)	1,285,000	1,551,599
City of Brighton CO Water Activity Revenue, 5.000%, 12/1/2029, AGC(1)(3)	1,515,000	1,710,707
City of Fort Collins CO Wastewater Utility Revenue, 5.000%, 12/1/2027(1)	465,000	511,384
Denver City & County Board of Water Commissioners, 5.000%, 12/15/2029, AGM(1)(2)(3)	1,575,000	1,675,737
East Cherry Creek Valley Water & Sanitation District, 5.000%, 11/15/2031(1)	1,235,000	1,537,822
		6,987,249

Total Revenue Bonds (Cost $80,207,441)		83,490,048
	Principal Amount	Market Value
TAX ALLOCATION		7.03%
Development		1.74%
Denver Urban Renewal Authority:
5.000%, 12/1/2024(1)	$500,000	$597,680
5.000%, 12/1/2025(1)	1,000,000	1,196,700
Plaza Metropolitan District No 1:
4.000%, 12/1/2016	1,000,000	1,008,080
5.000%, 12/1/2022	1,000,000	1,111,380
		3,913,840

General		5.29%
Denver Urban Renewal Authority, 4.250%, 12/1/2022	3,845,000	4,513,838
Fountain Urban Renewal Authority, 4.500%, 11/1/2029(1)	1,975,000	2,111,354
Park Creek Metropolitan District:
5.000%, 12/1/2026(1)	730,000	899,959
5.000%, 12/1/2027(1)	620,000	759,047
Thornton Development Authority:
5.000%, 12/1/2023	300,000	366,717
5.000%, 12/1/2024	440,000	547,783
5.000%, 12/1/2025(1)	325,000	402,899
5.000%, 12/1/2026(1)	425,000	522,788
5.000%, 12/1/2030(1)	500,000	599,645
5.000%, 12/1/2031(1)	1,000,000	1,195,080
		11,919,110

Total Tax Allocation (Cost $15,133,653)		15,832,950

Total Municipal Bonds (Cost $207,920,585)		217,629,329

SHORT-TERM INVESTMENTS		1.64%
Bank of New York Cash Reserve (7 Day Yield 0.050%)(5)	3,702,118	3,702,118

Total Short-Term Investments (Cost $3,702,118)		3,702,118

MONEY MARKET MUTUAL FUNDS		3.19%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.268%)	7,165,710	7,165,710

Total Money Market Mutual Funds (Cost $7,165,710)		7,165,710
	Principal Amount	Market Value
Total Investments (Cost $218,788,413)	101.48%	$228,497,157

Liabilities in Excess of Other Assets	(1.48%)	(3,329,816)

Net Assets	100.00%	$225,167,341

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statements of Investments.
(2)	This security is prerefunded in advance of the next call date.
(3)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(4)	When-Issued/Forward Commitment Security.
(5)	This security is segregated to cover the purchase price of when-issued/forward commitment securities held as of June 30, 2016 (Note 2).

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

COMMON ABBREVIATIONS

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guaranty Corporation.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Assurance Corporation.
BAM	Build America Mutual.
KGaA	Kommanditgesellschaft auf Akien is a German corporate designation standing for “partnership limited by shares.”
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NATL	National Public Finance Guarantee Corporation.
NATL FGIC	National Public Finance Guarantee Corporation/Financial Guaranty Insurance Company.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

| 2016 Semi-Annual Report

INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF JUNE 30, 2016 (UNAUDITED)

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Global Large-Cap Dividend Fund	Westcore Mid-Cap Value Dividend Fund
Assets
Investments at value (cost - see below)	$25,274,482	$70,880,459	$46,598,348	$4,430,144	$41,784,561	$65,700,437
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Foreign cash at value (cost - see below)	0	0	0	0	0	0
Receivable for investment securities sold	0	829,090	0	0	9,430,679	1,485,032
Dividends and interest receivable	9,198	16,346	8,514	3,441	108,205	132,735
Receivable for fund shares subscribed	11,694	10,239	6,784	49,363	2,507	34,856
Investment for trustee deferred compensation plan	29,084	49,035	32,566	125	14,090	12,177
Receivable due from adviser	0	0	0	1,589	0	0
Prepaid and other assets	14,638	16,793	9,438	14,939	10,608	9,202
Total Assets	25,339,096	71,801,962	46,655,650	4,499,601	51,350,650	67,374,439
Liabilities
Payable for investment securities purchased	0	0	0	0	8,741,288	1,546,874
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	64,282	61,855	128,806	0	3,254	45,489
Payable for investment advisory fee	11,029	37,478	25,001	0	13,958	37,962
Payable for administration fee	7,187	13,837	6,192	5,490	8,148	12,082
Payable for shareholder servicing reimbursements	3,503	5,619	8,577	70	3,191	11,833
Payable for trustee deferred compensation plan	29,084	49,035	32,566	125	14,090	12,177
Payable for transfer agent fee	5,197	10,973	11,788	3,941	17,013	4,171
Payable for audit fee	11,290	11,664	10,364	9,755	11,565	10,355
Payable for printing fee	3,353	5,988	7,331	1,720	6,278	4,716
Payable for trustee fee	1,255	3,411	2,505	268	1,648	1,893
Payable for custody fee	485	2,210	1,117	2,154	358	1,752
Payable for chief compliance officer fee	181	508	401	34	190	186
Payable to custodian due to overdraft	0	0	0	0	0	0
Other payables	1,562	3,094	2,549	1,482	2,514	4,612
Total Liabilities	138,408	205,672	237,197	25,039	8,823,495	1,694,102
Net Assets	$25,200,688	$71,596,290	$46,418,453	$4,474,562	$42,527,155	$65,680,337
Net Assets Consist of:
Paid-in capital	$19,764,930	$73,524,866	$133,305,380	$4,472,651	$36,084,848	$54,669,496
Accumulated net investment income/(loss)	(32,176)	(423,981)	(213,394)	(18,424)	5,345	456,640
Accumulated net realized gain/(loss)	957,730	(8,587,486)	(88,449,538)	(479,424)	2,231,578	1,296,515
Net unrealized appreciation/(depreciation)	4,510,204	7,082,891	1,776,005	499,759	4,205,384	9,257,686
Net Assets	$25,200,688	$71,596,290	$46,418,453	$4,474,562	$42,527,155	$65,680,337
Net Assets:
Retail Class	$21,689,404	$55,345,076	$46,418,453	$559,975	$39,241,242	$63,957,094
Institutional Class	3,511,284	16,251,214	N/A	3,914,587	3,285,913	1,723,243	(a)
Shares of Beneficial Interest Outstanding:
Retail Class	2,520,177	12,355,632	2,234,647	57,441	3,982,765	2,503,946
Institutional Class	398,658	3,539,716	N/A	397,608	335,856	67,419	(a)
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	$8.61	$4.48	$20.77	$9.75	$9.85	$25.54
Institutional Class	8.81	4.59	N/A	9.85	9.78	25.56	(a)
Cost of Investments	$20,764,278	$63,797,568	$44,822,343	$3,930,385	$37,579,579	$56,442,751
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | 2016 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF JUNE 30, 2016 (UNAUDITED)

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund		Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$182,973,904	$11,699,750	$76,669,219		$67,954,954	$1,345,466,558	$228,497,157
Unrealized gain on forward foreign currency contracts	0	0	102,662		0	0	0
Foreign cash at value (cost - see below)	0	0	27,955		0	0	0
Receivable for investment securities sold	3,144,411	1,274,085	754,681		0	36,187,304	0
Dividends and interest receivable	379,551	17,597	363,315		910,230	10,161,838	1,394,279
Receivable for fund shares subscribed	2,972,169	8,375	33,982		147,278	1,115,692	87,483
Investment for trustee deferred compensation plan	56,333	1,859	27,530		27,674	276,206	22,690
Receivable due from adviser	0	64	0		0	0	0
Prepaid and other assets	22,234	5,616	14,530		15,536	49,888	6,365
Total Assets	189,548,602	13,007,346	77,993,874		69,055,672	1,393,257,486	230,007,974
Liabilities
Payable for investment securities purchased	1,760,791	0	1,394,541		227,900	45,405,637	4,609,380
Unrealized loss on forward foreign currency contracts	0	0	851,678		0	0	0
Payable for fund shares redeemed	274,305	814	94,404		30,974	1,593,499	35,772
Payable for investment advisory fee	122,995	0	55,992		22,314	135,389	38,050
Payable for administration fee	29,495	11,116	16,945		15,495	212,668	49,225
Payable for shareholder servicing reimbursements	13,508	2,753	14,016		9,352	243,126	39,672
Payable for trustee deferred compensation plan	56,333	1,859	27,530		27,674	276,206	22,690
Payable for transfer agent fee	12,012	4,316	11,104		6,073	34,165	5,077
Payable for audit fee	13,378	9,727	12,879		24,357	21,383	12,953
Payable for printing fee	20,641	4,410	24,806		5,920	89,354	10,963
Payable for trustee fee	10,060	974	5,687		2,275	54,777	6,752
Payable for custody fee	5,202	1,233	15,384		1,142	21,720	2,567
Payable for chief compliance officer fee	1,814	161	1,116		244	5,951	1,224
Payable to custodian due to overdraft	0	743,446	0		0	0	0
Other payables	14,538	1,349	13,756		2,659	43,471	6,308
Total Liabilities	2,335,072	782,158	2,539,838		376,379	48,137,346	4,840,633
Net Assets	$187,213,530	$12,225,188	$75,454,036		$68,679,293	$1,345,120,140	$225,167,341
Net Assets Consist of:
Paid-in capital	$154,673,703	$10,091,946	$71,709,578		$109,677,143	$1,285,326,873	$214,999,025
Accumulated net investment income/(loss)	2,563,447	37,854	(1,140,798)		(36,787)	(1,918)	(74,624)
Accumulated net realized gain/(loss)	8,391,280	1,088,505	(13,855,515)		(38,921,080)	(5,464,093)	534,196
Net unrealized appreciation/(depreciation)	21,585,100	1,006,883	18,740,771		(2,039,983)	65,259,278	9,708,744
Net Assets	$187,213,530	$12,225,188	$75,454,036		$68,679,293	$1,345,120,140	$225,167,341
Net Assets:
Retail Class	$79,641,955	$12,225,188	$72,753,216		$53,923,540	$1,244,020,334	$218,882,627
Institutional Class	107,571,575	N/A	2,700,820	(a)	14,755,753	101,099,806	6,284,714	(a)
Shares of Beneficial Interest Outstanding:
Retail Class	7,135,092	781,024	4,638,794		6,221,775	113,305,167	18,343,197
Institutional Class	9,616,381	N/A	172,096	(a)	1,725,563	9,317,744	526,755	(a)
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	$11.16	$15.65	$15.68		$8.67	$10.98	$11.93
Institutional Class	11.19	N/A	15.69	(a)	8.55	10.85	11.93	(a)
Cost of Investments	$161,388,804	$10,692,867	$57,136,811		$69,994,937	$1,280,207,280	$218,788,413
Cost of Foreign Currency Held	$0	$0	$27,936		$0	$0	$0
(a)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Global Large-Cap Dividend Fund	Westcore Mid-Cap Value Dividend Fund
Investment Income
Dividends, net of foreign taxes*	$155,314	$207,290	$99,991	$13,291	$767,169	$731,837
Interest	0	0	0	0	0	0
Total Income	155,314	207,290	99,991	13,291	767,169	731,837

Expenses
Investment advisory fee	86,693	231,533	156,338	30,568	132,714	212,628
Administrative fee	18,006	48,088	32,470	4,127	27,564	38,273
Shareholder servicing reimbursement -Retail Class	21,520	33,763	51,840	387	18,227	64,384
Transfer agent fees	10,342	23,054	19,181	8,405	35,315	8,216
Independent pricing service fees	1,646	3,153	2,069	3,758	1,877	2,508
Legal fees	482	1,299	914	111	701	883
Printing fees	2,455	4,554	6,881	1,608	4,688	3,253
Registration fees	9,465	10,151	7,899	12,312	6,467	7,195
Audit and tax preparation fees	8,574	8,943	7,642	7,044	8,854	7,640
Custodian fees	1,472	5,046	3,690	5,245	2,372	2,600
Insurance	546	1,536	1,096	58	750	946
Trustee fees and expenses	1,923	5,124	3,601	430	2,787	3,528
Offering costs	0	0	0	0	0	2,515
Chief compliance officer fee	910	2,442	1,712	201	1,297	1,689
Other	2,964	3,111	2,215	3,362	3,539	2,791
Total expenses before waivers	166,998	381,797	297,548	77,616	247,152	359,049
Expenses waived by:
Investment advisor
Retail Class	(11,076)	0	(20,803)	(11,300)	(42,659)	(2,318)
Institutional Class	(6,983)	(5,632)	N/A	(33,591)	(5,300)	(2,715	)(a)
Net Expenses	148,939	376,165	276,745	32,725	199,193	354,016
Net Investment Income/(Loss)	6,375	(168,875)	(176,754)	(19,434)	567,976	377,821

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	32,759	(7,496,935)	(8,043,907)	(360,478)	896,051	501,916
Net realized gain/(loss) on investments in affiliates	0	0	0	0	0	0
Net realized gain/(loss) on foreign currency transactions	0	0	0	0	1,953	0
Net realized gain/(loss) on forward foreign currency contracts	0	0	0	0	0	0
Net realized gain/(loss)	32,759	(7,496,935)	(8,043,907)	(360,478)	898,004	501,916
Net change in unrealized appreciation/ (depreciation) on investments	(1,219,279)	2,480,281	3,840,269	185,062	780,297	4,303,330
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	0	0	0	0	0	0
Net change in unrealized appreciation/ (depreciation) on translation of assets and liabilities denoted in foreign currencies	0	0	0	0	2,755	0
Net change in unrealized appreciation/(depreciation)	(1,219,279)	2,480,281	3,840,269	185,062	783,052	4,303,330
Net Realized And Unrealized Gain/(Loss)	(1,186,520)	(5,016,654)	(4,203,638)	(175,416)	1,681,056	4,805,246
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,180,145)	$(5,185,529)	$(4,380,392)	$(194,850)	$2,249,032	$5,183,067

*Foreign tax withholdings	$0	$0	$0	$197	$43,602	$4,997

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | 2016 Semi-Annual Report

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund		Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes*	$2,416,530	$138,017	$923,030		$56,596	$272,677	$0
Interest	0	0	0		1,675,305	25,285,481	3,341,823
Total Income	2,416,530	138,017	923,030		1,731,901	25,558,158	3,341,823

Expenses
Investment advisory fee	892,454	75,334	498,523		136,867	2,361,399	410,025
Administrative fee	120,481	10,170	56,084		41,060	910,822	138,390
Shareholder servicing reimbursement -
Retail Class	81,413	17,618	90,668		50,189	1,447,657	222,457
Transfer agent fees	19,022	7,976	21,578		11,835	51,146	9,892
Independent pricing service fees	3,614	7,119	4,707		4,969	19,434	14,963
Legal fees	3,179	319	1,762		1,152	23,334	3,265
Printing fees	13,729	3,568	14,272		4,356	67,906	7,220
Registration fees	13,367	6,611	12,330		9,717	21,531	4,596
Audit and tax preparation fees	9,490	7,011	10,036		1,639	18,896	10,278
Custodian fees	10,847	10,302	25,697		2,098	43,532	6,120
Insurance	3,953	441	2,908		1,083	25,083	3,216
Trustee fees and expenses	12,613	1,257	6,751		3,981	93,952	13,286
Offering costs	0	0	2,515		0	0	1,015
Chief compliance officer fee	6,083	575	3,308		1,863	42,988	6,721
Other	1,911	2,709	2,898		3,393	4,678	3,864
Total expenses before waivers	1,192,156	151,010	754,037		274,202	5,132,358	855,308
Expenses waived by:
Investment advisor
Retail Class	(63,407)	(52,986)	(136,086)		(19,717)	(1,419,177)	(187,957)
Institutional Class	(87,761)	N/A	(3,351	)(a)	(8,263)	(96,081)	(1,801	)(a)
Net Expenses	1,040,988	98,024	614,600		246,222	3,617,100	665,550
Net Investment Income/(Loss)	1,375,542	39,993	308,430		1,485,679	21,941,058	2,676,273

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	1,528,851	861,962	(1,830,531)		284,522	(5,594,470)	622,660
Net realized gain/(loss) on investments in affiliates	0	0	(5,597,563)		0	0	0
Net realized gain/(loss) on foreign currency transactions	0	0	(49,275)		0	0	0
Net realized gain/(loss) on forward foreign currency contracts	0	0	534,267		0	0	0
Net realized gain/(loss)	1,528,851	861,962	(6,943,102)		284,522	(5,594,470)	622,660
Net change in unrealized appreciation/ (depreciation) on investments	7,900,659	(1,567,640)	6,633,028		2,814,250	59,601,844	4,354,910
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	0	0	(501,241)		0	0	0
Net change in unrealized appreciation/ (depreciation) on translation of assets and liabilities denoted in foreign currencies	0	0	16,679		0	0	0
Net change in unrealized appreciation/(depreciation)	7,900,659	(1,567,640)	6,148,466		2,814,250	59,601,844	4,354,910
Net Realized And Unrealized Gain/(Loss)	9,429,510	(705,678)	(794,636)		3,098,772	54,007,374	4,977,570
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,805,052	$(665,685)	$(486,206)		$4,584,451	$75,948,432	$7,653,843

*Foreign tax withholdings	$2,054	$2,626	$77,445		$0	$0	$0

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$6,375	$(104,727)	$(168,875)	$(502,458)	$(176,754)	$(586,221)
Net realized gain/(loss)	32,759	6,493,539	(7,496,935)	3,345,835	(8,043,907)	2,880,866
Net change in unrealized appreciation/(depreciation)	(1,219,279)	(4,734,769)	2,480,281	(7,207,646)	3,840,269	(10,731,487)
Net increase/(decrease) in net assets resulting from operations	(1,180,145)	1,654,043	(5,185,529)	(4,364,269)	(4,380,392)	(8,436,842)

Distributions to Shareholders (Note 2):
From net realized capital gains	0	(8,039,484)	0	(3,980,511)	0	0
Retail Class
Institutional Class	0	(1,655,574)	0	(1,119,359)	N/A	N/A
Decrease in net assets from distributions to shareholders	0	(9,695,058)	0	(5,099,870)	0	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	547,235	2,868,139	1,923,327	4,605,322	579,204	2,902,464
Institutional Class	216,475	1,103,291	1,282,916	1,800,093	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	7,949,926	0	3,924,072	0	0
Institutional Class	0	1,655,574	0	1,119,359	N/A	N/A
Cost of shares redeemed
Retail Class	(2,855,547)	(13,188,487)	(6,211,115)	(12,226,920)	(8,284,734)	(26,708,365)
Institutional Class	(1,486,081)	(3,312,325)	(2,006,611)	(2,949,285)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(3,577,918)	(2,923,882)	(5,011,483)	(3,727,359)	(7,705,530)	(23,805,901)
Redemption Fees	0	0	0	0	0	0
Net Increase/(Decrease) in Net Assets	(4,758,063)	(10,964,897)	(10,197,012)	(13,191,498)	(12,085,922)	(32,242,743)

Net Assets:
Beginning of year	29,958,751	40,923,648	81,793,302	94,984,800	58,504,375	90,747,118
End of period*	$25,200,688	$29,958,751	$71,596,290	$81,793,302	$46,418,453	$58,504,375
*Accumulated net investment income/(loss) of:	$(32,176)	$(38,551)	$(423,981)	$(255,106)	$(213,394)	$(36,640)

See Notes to Financial Statements.

 | 2016 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Growth Fund		Westcore Global Large-Cap Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)(a)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$(19,434)	$(47,755)	$567,976	$1,022,212	$377,821		$533,392
Net realized gain/(loss)	(360,478)	(67,285)	898,004	4,666,743	501,916		5,951,697
Net change in unrealized appreciation/(depreciation)	185,062	(134,631)	783,052	(5,962,432)	4,303,330		(7,228,038)
Net increase/(decrease) in net assets resulting from operations	(194,850)	(249,671)	2,249,032	(273,477)	5,183,067		(742,949)
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	(481,517)	(949,537)	0		(449,995)
Institutional Class	0	0	(45,312)	(98,013)	0	(b)	N/A
From net realized capital gains
Retail Class	0	(433)	0	(3,075,829)	0		(5,337,643)
Institutional Class	0	(5,175)	0	(270,948)	0	(b)	N/A
Decrease in net assets from distributions to shareholders	0	(5,608)	(526,829)	(4,394,327)	0		(5,787,638)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	76,493	21,117	1,358,635	385,740	13,544,230		8,775,535
Institutional Class	1,206,331	1,855,878	227,655	475,082	1,735,717	(b)	N/A
Shares issued in reinvestment of distributions
Retail Class	0	433	422,442	3,490,608	0		5,692,171
Institutional Class	0	4,916	45,311	368,961	0	(b)	N/A
Cost of shares redeemed
Retail Class	(5,142)	(95,267)	(1,742,146)	(8,409,712)	(6,487,800)		(14,597,145)
Institutional Class	(3,120,481)	(3,683,250)	(511,561)	(1,816,196)	(36,888	)(b)	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(1,842,799)	(1,896,173)	(199,664)	(5,505,517)	8,755,259		(129,439)
Redemption Fees	1,959	0	0	0	0		0
Net Increase/(Decrease) in Net Assets	(2,035,690)	(2,151,452)	1,522,539	(10,173,321)	13,938,326		(6,660,026)
Net Assets:
Beginning of year	6,510,252	8,661,704	41,004,616	51,177,937	51,742,011		58,402,037
End of period*	$4,474,562	$6,510,252	$42,527,155	$41,004,616	$65,680,337		$51,742,011
*Accumulated net investment income/(loss) of:	$(18,424)	$1,010	$5,345	$(35,802)	$456,640		$78,819

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(b)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$1,375,542	$2,953,237	$39,993	$(18,271)	$308,430		$3,137,689
Net realized gain/(loss)	1,528,851	27,099,932	861,962	2,432,437	(6,943,102)		(1,624,260)
Net change in unrealized appreciation/(depreciation)	7,900,659	(52,252,936)	(1,567,640)	(3,374,549)	6,148,466		230,245
Net increase/(decrease) in net assets resulting from operations	10,805,052	(22,199,767)	(665,685)	(960,383)	(486,206)		1,743,674

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(683,768)	0	0	0		(5,000,029)
Institutional Class	0	(1,116,177)	N/A	N/A	0	(a)	N/A
From net realized capital gains
Retail Class	0	(12,009,487)	0	(1,707,651)	0		(2,932,846)
Institutional Class	0	(15,245,321)	N/A	N/A	0	(a)	N/A
Decrease in net assets from distributions to shareholders	0	(29,054,753)	0	(1,707,651)	0		(7,932,875)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	20,517,056	15,702,896	1,407,921	11,089,397	5,292,172		29,059,471
Institutional Class	29,273,127	31,752,130	N/A	N/A	2,810,494	(a)	N/A
Shares issued in reinvestment of distributions
Retail Class	0	10,459,838	0	1,694,661	0		7,811,167
Institutional Class	0	15,431,195	N/A	N/A	0	(a)	N/A
Cost of shares redeemed
Retail Class	(23,782,264)	(66,653,260)	9,305,543	(26,536,376)	(32,340,145)		(225,115,305)
Institutional Class	(34,054,711)	(102,594,526)	N/A	N/A	(45,636	)(a)	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(8,046,792)	(95,901,727)	(7,897,622)	13,752,318	(24,283,115)		(188,244,667)
Redemption Fees	0	0	2,476	302	0		0
Net Increase/(Decrease) in Net Assets	2,758,260	(147,156,247)	(8,560,831)	(16,420,050)	(24,769,321)		(194,433,868)

Net Assets:
Beginning of year	184,455,270	331,611,517	20,786,019	37,206,069	100,223,357		294,657,225
End of period*	$187,213,530	$184,455,270	$12,225,188	$20,786,019	$75,454,036		$100,223,357
*Accumulated net investment income/(loss) of:	$2,563,447	$1,187,905	$37,854	$(2,139)	$(1,140,798)		$(1,449,228)

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | 2016 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income	$1,485,679	$3,123,774	$21,941,058	$42,529,974	$2,676,273		$4,784,822
Net realized gain/(loss)	284,522	913,318	(5,594,470)	3,907,043	622,660		(3,308)
Net change in unrealized appreciation/(depreciation)	2,814,250	(4,927,916)	59,601,844	(45,629,551)	4,354,910		389,121
Net increase/(decrease) in net assets resulting from operations	4,584,451	(890,824)	75,948,432	807,466	7,653,843		5,170,635

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,175,966)	(2,738,506)	(19,991,719)	(42,349,217)	(2,728,068)		(4,766,141)
Institutional Class	(318,207)	(462,841)	(1,877,638)	(4,571,415)	(14,429	)(a)	N/A
From net realized capital gains
Retail Class	0	0	0	(3,721,691)	0		0
Institutional Class	0	0	0	(311,296)	0	(a)	N/A
From tax return of capital
Retail Class	0	(6,600)	0	0	0		0
Institutional Class	0	(1,116)	0	0	0	(a)	N/A
Decrease in net assets from distributions to shareholders	(1,494,173)	(3,209,063)	(21,869,357)	(50,953,619)	(2,742,497)		(4,766,141)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	10,217,838	9,023,532	129,857,791	324,075,690	39,708,524		58,650,335
Institutional Class	3,781,581	10,507,930	24,178,905	61,958,500	6,250,118	(a)	N/A
Shares issued in reinvestment of distributions
Retail Class	1,113,984	2,587,614	19,557,627	44,880,787	2,524,649		4,366,839
Institutional Class	316,802	462,003	1,779,410	4,673,927	13,167	(a)	N/A
Cost of shares redeemed
Retail Class	(6,573,152)	(21,358,333)	(264,753,528)	(368,386,453)	(21,136,845)		(29,473,379)
Institutional Class	(1,430,658)	(3,832,219)	(37,339,434)	(106,119,575)	(23,720	)(a)	N/A
Net increase/(decrease) resulting from beneficial interest transactions	7,426,395	(2,609,473)	(126,719,229)	(38,917,124)	27,335,893		33,543,795
Redemption Fees	2,418	44	0	0	0		0
Net Increase/(Decrease) in Net Assets	10,519,091	(6,709,316)	(72,640,154)	(89,063,277)	32,247,239		33,948,289

Net Assets:
Beginning of year	58,160,202	64,869,518	1,417,760,294	1,506,823,571	192,920,102		158,971,813
End of period*	$68,679,293	$58,160,202	$1,345,120,140	$1,417,760,294	$225,167,341		$192,920,102
*Accumulated net investment income/(loss) of:	$(36,787)	$(28,293)	$(1,918)	$(73,619)	$(74,624)		$(8,400)

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital		Total Distributions
WESTCORE GROWTH FUND
Retail Class
06/30/16 (Unaudited)	$8.96	$0.00 (b)	$(0.35)	$(0.35)	$0.00	$0.00	$0.00		$(0.00)
12/31/15	12.72	(0.04)	0.60	0.56	0.00	(4.32)	(0.00)		(4.32)
12/31/14	15.98	(0.03)	1.04	1.01	0.00	(4.27)	(0.00)		(4.27)
12/31/13	14.07	(0.03)	4.62	4.59	0.00	(2.68)	(0.00)		(2.68)
12/31/12	12.46	0.05	1.83	1.88	(0.05)	(0.22)	(0.00)		(0.27)
12/31/11	12.54	(0.03)	(0.05)	(0.08)	0.00	0.00	(0.00	)(b)	(0.00)
Institutional Class
06/30/16 (Unaudited)	9.16	0.01	(0.36)	(0.35)	0.00	0.00	(0.00)		(0.00)
12/31/15	12.88	(0.02)	(0.62)	0.60	0.00	(4.32)	(0.00)		(4.32)
12/31/14	16.10	0.00 (b)	1.05	1.05	0.00	(4.27)	(0.00)		(4.27)
12/31/13	14.14	0.01	4.63	4.64	0.00	(2.68)	(0.00)		(2.68)
12/31/12	12.50	0.04	1.88	1.92	(0.06)	(0.22)	(0.00)		(0.28)
12/31/11	12.56	0.00 (b)	(0.06)	(0.06)	0.00	0.00	(0.00	)(b)	(0.00)
WESTCORE MIDCO GROWTH FUND
Retail Class
06/30/16 (Unaudited)	4.78	(0.01)	(0.29)	(0.30)	0.00	0.00	(0.00)		(0.00)
12/31/15	5.37	(0.03)	(0.25)	(0.28)	0.00	(0.31)	(0.00)		(0.31)
12/31/14	6.65	(0.04)	0.32	0.28	0.00	(1.56)	(0.00)		(1.56)
12/31/13	6.11	(0.05)	2.75	2.70	0.00	(2.16)	(0.00)		(2.16)
12/31/12	5.90	(0.01)	0.28	0.27	0.00	(0.06)	(0.00)		(0.06)
12/31/11	6.77	(0.02)	(0.47)	(0.49)	0.00	(0.38)	(0.00	)(b)	(0.38)
Institutional Class
06/30/16 (Unaudited)	4.89	(0.01)	(0.29)	(0.30)	0.00	0.00	(0.00)		(0.00)
12/31/15	5.48	(0.02)	(0.26)	(0.28)	0.00	(0.31)	(0.00)		(0.31)
12/31/14	6.74	(0.03)	0.33	0.30	0.00	(1.56)	(0.00)		(1.56)
12/31/13	6.16	(0.04)	2.78	2.74	0.00	(2.16)	(0.00)		(2.16)
12/31/12	5.93	0.00 (b)	0.29	0.29	0.00	(0.06)	(0.00)		(0.06)
12/31/11	6.80	(0.01)	(0.48)	(0.49)	0.00	(0.38)	(0.00	)(b)	(0.38)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

  |  2016 Semi-Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate
$0.00		$8.61	(3.91	%)(c)	$21,689	1.15	%(d)	1.25	%(d)	0.02	%(d)	(0.08	%)(d)	27	%(c)
0.00		8.96	4.43%		24,942	1.15%		1.17%		(0.34%)		(0.36%)		96%
0.00		12.72	6.79%		33,954	1.11%		1.11%		(0.21%)		(0.21%)		144%
0.00		15.98	32.93%		69,632	1.09%		1.09%		(0.17%)		(0.17%)		182%
0.00	(b)	14.07	15.13%		66,514	1.11%		1.11%		0.36%		0.36%		167%
0.00	(b)	12.46	(0.64%)		59,311	1.11%		1.11%		(0.22%)		(0.22%)		130%

0.00		8.81	(3.82	%)(c)	3,511	0.92	%(d)	1.29	%(d)	0.23	%(d)	(0.14	%)(d)	27	%(c)
0.00		9.16	4.68%		5,016	0.95%		1.28%		(0.15%)		(0.48%)		96%
0.00		12.88	6.98%		6,970	0.91%		1.05%		0.00%		(0.14%)		144%
0.00		16.10	33.13%		9,236	0.89%		1.15%		0.06%		(0.20%)		182%
0.00	(b)	14.14	15.37%		4,564	0.92%		1.32%		0.31%		(0.09%)		167%
0.00	(b)	12.50	(0.48%)		8,637	0.95%		1.70%		0.02%		(0.73%)		130%

0.00		4.48	(6.28	%)(c)	55,345	1.10	%(d)	1.10	%(d)	(0.51	%)(d)	(0.51	%)(d)	77	%(c)
0.00		4.78	(5.08%)		63,675	1.03%		1.03%		(0.56%)		(0.56%)		61%
0.00		5.37	4.56%		74,747	1.03%		1.03%		(0.61%)		(0.61%)		88%
0.00		6.65	44.67%		83,008	1.05%		1.05%		(0.67%)		(0.67%)		117%
0.00	(b)	6.11	4.64%		74,221	1.05%		1.05%		(0.12%)		(0.12%)		114%
0.00	(b)	5.90	(7.20%)		96,762	1.06%		1.06%		(0.25%)		(0.25%)		113%

0.00		4.59	(6.13	%)(c)	16,251	0.92	%(d)	0.99	%(d)	(0.34	%)(d)	(0.41	%)(d)	77	%(c)
0.00		4.89	(4.98%)		18,119	0.89%		0.97%		(0.43%)		(0.51%)		61%
0.00		5.48	4.79%		20,238	0.89%		0.98%		(0.46%)		(0.55%)		88%
0.00		6.74	44.94%		15,231	0.88%		0.95%		(0.53%)		(0.60%)		117%
0.00	(b)	6.16	4.96%		33,482	0.87%		0.93%		0.06%		0.01%		114%
0.00	(b)	5.93	(7.17%)		38,396	0.92%		0.97%		(0.11%)		(0.16%)		113%

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
Year or Period Ended	Net Asset Value Deginning of the Period	Net Investment Income/(Loss)(a)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital		Total Distridutions
WESTCORE SELECT FUND
Retail Class
06/30/16 (Unaudited)	$22.32	$(0.07)		$(1.48)	$(1.55)	$(0.00)	$(0.00)	$(0.00)		$(0.00)
12/31/15	25.31	(0.19)		(2.80)	(2.99)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/14	24.21	(0.17)		1.27	1.10	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13	16.60	(0.14)		7.75	7.61	(0.00)	(0.00)	(0.00)		(0.00)
12/31/12	18.71	(0.09)		(2.02)	(2.11)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/11	21.07	(0.08)		(2.17)	(2.25)	(0.00)	(0.12)	(0.00	)(d)	(0.12)
WESTCORE SMALL-CAP GROWTH FUND
Retail Class
06/30/16 (Unaudited)	10.01	(0.04)		(0.22)	(0.26)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/15	10.52	(0.11)		(0.39)	(0.50)	(0.00)	(0.01)	(0.00)		(0.01)
12/31/14	10.13	(0.10)		0.49	0.39	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13(f)	10.00	(0.00	)(d)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
Institutional Class
06/30/16 (Unaudited)	10.09	(0.03)		(0.21)	(0.24)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/15	10.56	(0.07)		(0.39)	(0.46)	(0.00)	(0.01)	(0.00)		(0.01)
12/31/14	10.13	(0.04)		0.47	0.43	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13(f)	10.00	(0.00	)(d)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND
Retail Class
06/30/16 (Unaudited)(h)	9.45	0.13		0.39	0.52	(0.12)	(0.00)	(0.00)		(0.12)
12/31/15	10.57	0.23		(0.30)	(0.07)	(0.23)	(0.82)	(0.00)		(1.05)
12/31/14	10.91	0.19		0.28	0.47	(0.19)	(0.62)	(0.00)		(0.81)
12/31/13(i)	12.00	0.18		2.68	2.86	(0.21)	(3.74)	(0.00)		(3.95)
12/31/12	11.49	0.14		1.40	1.54	(0.16)	(0.87)	(0.00)		(1.03)
12/31/11	11.12	0.13		0.43	0.56	(0.16)	(0.05)	(0.00)		(0.21)
Institutional Class
06/30/16 (Unaudited)(h)	9.39	0.14		0.38	0.52	(0.13)	(0.00)	(0.00)		(0.13)
12/31/15	10.51	0.25		(0.30)	(0.05)	(0.25)	(0.82)	(0.00)		(1.07)
12/31/14	10.85	0.21		0.28	0.49	(0.21)	(0.62)	(0.00)		(0.83)
12/31/13(i)	11.96	0.20		2.67	2.87	(0.24)	(3.74)	(0.00)		(3.98)
12/31/12	11.46	0.17		1.39	1.56	(0.19)	(0.87)	(0.00)		(1.06)
12/31/11	11.10	0.13		0.46	0.59	(0.19)	(0.05)	(0.00)		(0.24)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for periods less than one full year.
(c)	Annualized.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Ratios before fee waivers for startup periods may not be representative of long term operating results.
(f)	Commenced Operations on December 20, 2013.

  |  2016 Semi-Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate
$0.00		$20.77	(6.94	%)(b)	$46,418	1.15	%(c)	1.24	%(c)	(0.73	%)(c)	(0.82	%)(c)	80	%(b)
0.00		22.32	(11.81%)		58,504	1.09%		1.09%		(0.76%)		(0.76%)		67%
0.00		25.31	4.54%		90,747	1.09%		1.09%		(0.68%)		(0.68%)		115%
0.00		24.21	45.84%		111,058	1.08%		1.08%		(0.70%)		(0.70%)		106%
0.00	(d)	16.60	(11.28)%		178,503	1.06%		1.06%		(0.50%)		(0.50%)		167%
0.01		18.71	(10.61)%		681,200	1.05%		1.05%		(0.39%)		(0.39%)		155%

0.00	(d)	9.75	(2.60	%)(b)	560	1.30	%(c)	6.08	%(c)	(0.86	%)(c)	(5.64	%)(c)	49	%(b)
0.00		10.01	(4.77%)		499	1.30%		4.96	%(e)	(1.03%)		(4.69%)		69%
0.00	(d)	10.52	3.85%		599	1.30%		5.18	%(e)	(1.01%)		(4.89	%)(e)	89%
0.00		10.13	1.30	%(b)	69	1.30	%(c)	12.91	%(c)(e)	(0.98	%)(c)	(12.60	%)(c)(e)	0	%(b)

0.00	(d)	9.85	(2.38	%)(b)	3,915	1.05	%(c)	2.24	%(c)	(0.62	%)(c)	(1.81	%)(c)	49	%(b)
0.00		10.09	(4.37%)		6,011	0.88	%(g)	2.21	%(e)	(0.61%)		(1.94%)		69%
0.00	(d)	10.56	4.24%		8,063	0.76	%(g)	3.61	%(e)	(0.44%)		(3.29	%)(e)	89%
0.00		10.13	1.30	%(b)	2,314	1.06	%(c)	12.52	%(c)(e)	(0.75	%)(c)	(12.22	%)(c)(e)	0	%(b)

0.00		9.85	5.54	%(b)	39,241	0.99	%(c)	1.22	%(c)	2.77	%(c)	2.54	%(c)	22	%(b)
0.00		9.45	(0.56%)		37,613	0.99%		1.17%		2.19%		2.18%		65%
0.00		10.57	4.43%		46,432	0.99%		1.14%		1.67%		1.52%		18%
0.00		10.91	24.53%		53,780	1.10	%(j)	1.14%		1.31%		1.27%		91%
0.00	(d)	12.00	13.39%		55,215	1.15%		1.17%		1.13%		1.11%		9%
0.02		11.49	5.19%		61,295	1.15%		1.30%		1.12%		0.97%		37%

0.00		9.78	5.59	%(b)	3,286	0.81	%(c)	1.13	%(c)	2.95	%(c)	2.63	%(c)	22	%(b)
0.00		9.39	(0.42%)		3,391	0.82%		1.05%		2.38%		2.33%		65%
0.00		10.51	4.66%		4,746	0.82%		1.01%		1.88%		1.69%		18%
0.00		10.85	24.72%		6,021	0.92%		0.98%		1.49%		1.43%		91%
0.00	(d)	11.96	13.66%		6,612	0.92%		1.06%		1.35%		1.21%		9%
0.01		11.46	5.34%		7,809	1.00%		1.17%		1.11%		0.94%		37%

(g)
Net expense ratio is significantly less than expected rate in prospectus of 1.15% due to the higher asset levels in the institutional class compared to the retail class.  If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(h)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(i)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(j)	Contractual expense limitation change from 1.15% to 0.99% effective September 1, 2013.

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE MID-CAP VALUE DIVIDEND FUND
Retail Class
06/30/16 (Unaudited)	$23.47	$0.16		$1.91	$2.07	$(0.00)	$(0.00)	$(0.00)	$(0.00)
12/31/15	26.87	0.26		(0.68)	(0.42)	(0.23)	(2.75)	(0.00)	(2.98)
12/31/14	26.01	0.26		2.98	3.24	(0.30)	(2.08)	(0.00)	(2.38)
12/31/13(d)	20.11	0.23		5.91	6.14	(0.24)	(0.00)	(0.00)	(0.24)
12/31/12	18.10	0.19		2.05	2.24	(0.23)	(0.00)	(0.00)	(0.23)
12/31/11	18.26	0.15		(0.15)	0.00	(0.16)	(0.00)	(0.00)	(0.16)
Institutional Class
06/30/16 (Unaudited)(f)	24.89	0.12		0.55	0.67	(0.00)	(0.00)	(0.00)	(0.00)
WESTCORE SMALL-CAP VALUE DIVIDEND FUND
Retail Class
06/30/16 (Unaudited)	10.52	0.07		0.57	0.64	(0.00)	(0.00)	(0.00)	(0.00)
12/31/15	13.45	0.13		(1.22)	(1.08)	(0.10)	(1.75)	(0.00)	(1.85)
12/31/14	14.38	0.14		0.75	0.89	(0.15)	(1.67)	(0.00)	(1.82)
12/31/13(h)	12.65	0.11		4.45	4.56	(0.13)	(2.70)	(0.00)	(2.83)
12/31/12	11.82	0.11		1.03	1.14	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.09		(0.13)	(0.04)	(0.11)	(0.00)	(0.00)	(0.11)
Institutional Class
06/30/16 (Unaudited)	10.53	0.09		0.57	0.66	(0.00)	(0.00)	(0.00)	(0.00)
12/31/15	13.47	0.15		(1.21)	(1.06)	(0.13)	(1.75)	(0.00)	(1.88)
12/31/14	14.40	0.17		0.74	0.91	(0.17)	(1.67)	(0.00)	(1.84)
12/31/13(h)	12.64	0.14		4.46	4.60	(0.14)	(2.70)	(0.00)	(2.84)
12/31/12	11.80	0.13		1.02	1.15	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.11		(0.15)	(0.04)	(0.13)	(0.00)	(0.00)	(0.13)
WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
06/30/16 (Unaudited)	15.74	0.04		(0.13)	(0.09)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/15	17.96	(0.01)		(0.88)	(0.89)	(0.00)	(1.33)	(0.00)	(1.33)
12/31/14	17.69	(0.01)		0.44	0.43	(0.00)	(0.16)	(0.00)	(0.16)
12/31/13	12.35	(0.00	)(e)	5.70	5.70	(0.01)	(0.35)	(0.00)	(0.36)
12/31/12	11.15	0.11		1.62	1.73	(0.14)	(0.39)	(0.00)	(0.53)
12/31/11	11.56	(0.02)		(0.40)	(0.42)	(0.00)	(0.00)	(0.00)	(0.00)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for periods less than one full year.
(c)	Annualized.
(d)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.
(e)	Less than $0.005 and $(0.005) per share.

  |  2016 Semi-Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate
$0.00		$25.54	8.82	%(b)	$63,957	1.25	%(c)	1.26	%(c)	1.32	%(c)	1.31	%(c)	16	%(b)
0.00		23.47	(1.50%)		51,742	1.20%		1.20%		0.96%		0.96%		62%
0.00		26.87	12.69%		58,402	1.19%		1.19%		0.95%		0.95%		51%
0.00		26.01	30.57%		53,282	1.24%		1.24%		0.96%		0.96%		51%
0.00	(e)	20.11	12.39%		40,341	1.25%		1.26%		0.96%		0.96%		21%
0.00	(e)	18.10	(0.02%)		43,190	1.25%		1.29%		0.82%		0.78%		32%

0.00		25.56	2.69	%(b)	1,723	1.00	%(c)	2.87	%(c)	2.90	%(c)	1.03	%(c)	16	%(b)(g)

0.00		11.16	6.08	%(b)	79,642	1.30	%(c)	1.47	%(c)	1.38	%(c)	1.21	%(c)	31	%(b)
0.00		10.52	(8.13%)		79,038	1.30%		1.39%		0.99%		0.90%		74%
0.00	(e)	13.45	6.46%		141,445	1.30%		1.40%		0.97%		0.87%		70%
0.00		14.38	36.49%		169,821	1.30%		1.39%		0.76%		0.67%		53%
0.00	(e)	12.65	9.69%		189,858	1.30%		1.39%		0.87%		0.78%		35%
0.00	(e)	11.82	(0.31%)		196,764	1.30%		1.42%		0.77%		0.66%		40%

0.00		11.19	6.27	%(b)	107,572	1.08	%(c)	1.25	%(c)	1.65	%(c)	1.48	%(c)	31	%(b)
0.00		10.53	(7.98%)		105,418	1.13%		1.22%		1.15%		1.06%		74%
0.00	(e)	13.47	6.62%		190,166	1.11%		1.21%		1.20%		1.10%		70%
0.00		14.40	36.86%		147,374	1.12%		1.22%		0.94%		0.84%		53%
0.00	(e)	12.64	9.78%		124,052	1.14%		1.24%		1.07%		0.96%		35%
0.00	(e)	11.80	(0.31%)		92,446	1.16%		1.29%		0.92%		0.79%		40%

0.00	(e)	15.65	(0.57	%)(b)	12,225	1.30	%(c)	2.00	%(c)	0.53	%(c)	(0.17	%)(c)	30	%(b)
0.00	(e)	15.74	(4.92%)		20,786	1.30%		1.66%		0.06%		(0.42%)		105%
0.00	(e)	17.96	2.49%		37,206	1.30%		1.60%		(0.05%)		(0.35%)		72%
0.00		17.69	46.20%		20,787	1.30%		1.95%		(0.01%)		(0.66%)		52%
0.00	(e)	12.35	15.60%		2,986	1.30%		4.71%		0.94%		(2.47%)		132%
0.01		11.15	(3.55%)		1,734	1.30%		8.07%		(0.14%)		(6.91%)		88%

(f)	The Fund added an institutional share class that commenced on April 29, 2016.
(g)	Portfolio turnover was calculated at the Fund level.
(h)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/(Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital		Total Distributions
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
06/30/16(Unaudited)	$15.59	$0.06	$0.03	$0.09	$(0.00)	$(0.00)	$(0.00)		$(0.00)
12/31/15	16.71	0.23	(0.09)	0.14	(0.79)	(0.47)	(0.00)		(1.26)
12/31/14	21.26	0.33	(4.34)	(4.01)	(0.01)	(0.53)	(0.00)		(0.54)
12/31/13	17.94	0.35	3.63	3.98	(0.66)	(0.00)	(0.00)		(0.66)
12/31/12	14.55	0.37	3.24	3.61	(0.22)	(0.00)	(0.00)		(0.22)
12/31/11	15.70	0.29	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)		(0.24)
Institutional Class
06/30/16 (Unaudited)(e)	15.76	0.02	(0.09)	(0.07)	(0.00)	(0.00)	(0.00)		(0.00)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
06/30/16 (Unaudited)	8.23	0.20	0.44	0.64	(0.20)	(0.00)	(0.00)		(0.20)
12/31/15	8.80	0.42	(0.55)	(0.13)	(0.44)	(0.00)	(0.00	)(d)	(0.44)
12/31/14	8.83	0.46	(0.02)	0.44	(0.47)	(0.00)	(0.00)		(0.47)
12/31/13	8.94	0.49	(0.12)	0.37	(0.48)	(0.00)	(0.00)		(0.48)
12/31/12	8.57	0.50	0.38	0.88	(0.51)	(0.00)	(0.00)		(0.51)
12/31/11	8.42	0.53	0.12	0.65	(0.51)	(0.00)	(0.00)		(0.51)
Institutional Class
06/30/16 (Unaudited)	8.12	0.21	0.43	0.64	(0.21)	(0.00)	(0.00)		(0.21)
12/31/15	8.68	0.43	(0.55)	(0.12)	(0.44)	(0.00)	(0.00	)(d)	(0.44)
12/31/14	8.71	0.47	(0.02)	0.45	(0.48)	(0.00)	(0.00)		(0.48)
12/31/13	8.82	0.49	(0.11)	0.38	(0.49)	(0.00)	(0.00)		(0.49)
12/31/12	8.43	0.50	0.38	0.88	(0.49)	(0.00)	(0.00)		(0.49)
12/31/11	8.34	0.53	0.12	0.65	(0.57)	(0.00)	(0.00)		(0.57)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for periods less than one full year.
(c)	Annualized.
(d)	Less than $0.005 and $(0.005) per share.
(e)	The Fund added an institutional share class that commenced on April 29, 2016.
(f)	Contractual expense limitation change from 1.50% to 1.44% effective April 29, 2016.
(g)	Portfolio turnover was calculated at the Fund level.

 | 2016 Semi-Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate
$0.00		$15.68	0.58	%(b)	$72,753	1.48	%(c)(f)	1.81	%(c)	0.74	%(c)	0.41	%(c)	27	%(b)
0.00		15.59	1.05%		100,223	1.50%		1.62%		1.35%		1.23%		44%
0.00		16.71	(18.82%)		294,657	1.50%		1.58%		1.65%		1.57%		40%
0.00	(d)	21.26	22.36%		480,789	1.50%		1.63%		1.82%		1.69%		57%
0.00	(d)	17.94	24.84%		327,825	1.50%		1.65%		2.22%		2.07%		14%
0.01		14.55	(5.75%)		133,236	1.50%		1.70%		1.82%		1.62%		27%

0.00		15.69	(0.44	%)(b)	2,701	1.22	%(c)	2.67	%(c)	0.87	%(c)	(0.58	%)(c)	27	%(b)(g)

0.00	(d)	8.67	7.92	%(b)	53,924	0.85	%(c)	0.93	%(c)	4.84	%(c)	4.76	%(c)	21	%(b)
0.00	(d)	8.23	(1.64%)		46,725	0.85%		0.98%		4.86%		4.73%		37%
0.00	(d)	8.80	5.01%		59,734	0.85%		0.88%		5.16%		5.13%		37%
0.00	(d)	8.83	4.31%		61,608	0.85%		0.91%		5.49%		5.43%		15%
0.00	(d)	8.94	10.49%		74,206	0.85%		0.90%		5.69%		5.65%		34%
0.01		8.57	8.13%		87,962	0.85%		0.93%		6.24%		6.16%		45%

0.00		8.55	7.96	%(b)	14,756	0.65	%(c)	0.78	%(c)	5.04	%(c)	4.91	%(c)	21	%(b)
0.00	(d)	8.12	(1.51%)		11,435	0.72%		1.03%		5.06%		4.75%		37%
0.00	(d)	8.68	5.21%		5,135	0.67%		1.04%		5.36%		4.99%		37%
0.00	(d)	8.71	4.45%		4,507	0.69%		1.11%		5.64%		5.22%		15%
0.00	(d)	8.82	10.74%		6,468	0.71%		1.30%		5.76%		5.16%		34%
0.01		8.43	8.14%		2,095	0.74%		3.04%		6.35%		4.05%		45%

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE PLUS BOND FUND
Retail Class
06/30/16 (Unaudited)	$10.55	$0.17	$0.43	$0.60	$(0.17)	$(0.00)	$(0.00)	$(0.17)
12/31/15	10.92	0.31	(0.31)	0.00	(0.34)	(0.03)	(0.00)	(0.37)
12/31/14	10.71	0.34	0.28	0.62	(0.35)	(0.06)	(0.00)	(0.41)
12/31/13	11.24	0.34	(0.48)	(0.14)	(0.38)	(0.01)	(0.00)	(0.39)
12/31/12	11.04	0.40	0.21	0.61	(0.40)	(0.01)	(0.00)	(0.41)
12/31/11	10.72	0.43	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)
Institutional Class
06/30/16 (Unaudited)	10.43	0.18	0.42	0.60	(0.18)	(0.00)	(0.00)	(0.18)
12/31/15	10.79	0.32	(0.29)	0.03	(0.36)	(0.03)	(0.00)	(0.39)
12/31/14	10.59	0.35	0.28	0.63	(0.37)	(0.06)	(0.00)	(0.43)
12/31/13	11.11	0.36	(0.48)	(0.12)	(0.39)	(0.01)	(0.00)	(0.40)
12/31/12	10.92	0.42	0.20	0.62	(0.42)	(0.01)	(0.00)	(0.43)
12/31/11	10.68	0.45	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
WESTCORE COLORADO TAX-EXEMPT FUND
Retail Class
06/30/16 (Unaudited)	11.66	0.15	0.28	0.43	(0.16)	(0.00)	(0.00)	(0.16)
12/31/15	11.63	0.32	0.02	0.34	(0.31)	(0.00)	(0.00)	(0.31)
12/31/14	11.16	0.33	0.47	0.80	(0.33)	(0.00)	(0.00)	(0.33)
12/31/13	11.81	0.35	(0.65)	(0.30)	(0.35)	(0.00)	(0.00)	(0.35)
12/31/12	11.54	0.37	0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
12/31/11	10.99	0.40	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)
Institutional Class
06/30/16 (Unaudited)(e)	11.79	0.05	0.14	0.19	(0.05)	(0.00)	(0.00)	(0.05)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for periods less than one full year.
(c)	Annualized.
(d)	Less than $0.005 and $(0.005) per share.
(e)	The Fund added an institutional share class that commenced on April 29, 2016.
(f)	Portfolio turnover was calculated at the Fund level.

 | 2016 Semi-Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate
$0.00		$10.98	5.78	%(b)	$1,244,020	0.55	%(c)	0.78	%(c)	3.24	%(c)	3.01	%(c)	29	%(b)
0.00		10.55	0.01%		1,309,659	0.55%		0.70%		2.87%		2.72%		51%
0.00		10.92	5.90%		1,354,837	0.55%		0.70%		3.08%		2.93%		62%
0.00		10.71	(1.23%)		1,211,518	0.55%		0.72%		3.12%		2.95%		50%
0.00	(d)	11.24	5.67%		1,457,800	0.55%		0.75%		3.61%		3.41%		32%
0.00	(d)	11.04	7.55%		1,399,473	0.55%		0.83%		3.98%		3.70%		42%

0.00		10.85	5.81	%(b)	101,100	0.38	%(c)	0.55	%(c)	3.41	%(c)	3.24	%(c)	29	%(b)
0.00		10.43	0.23%		108,101	0.42%		0.55%		2.99%		2.86%		51%
0.00		10.79	6.02%		151,986	0.42%		0.55%		3.22%		3.09%		62%
0.00		10.59	(1.05%)		227,245	0.38%		0.55%		3.29%		3.12%		50%
0.00	(d)	11.11	5.74%		241,714	0.40%		0.59%		3.76%		3.57%		32%
0.00	(d)	10.92	7.81%		196,349	0.41%		0.69%		4.13%		3.86%		42%

0.00		11.93	3.68	%(b)	218,883	0.65	%(c)	0.83	%(c)	2.61	%(c)	2.43	%(c)	20	%(b)
0.00		11.66	3.02%		192,920	0.65%		0.77%		2.73%		2.61%		30%
0.00		11.63	7.23%		158,972	0.65%		0.77%		2.87%		2.75%		13%
0.00		11.16	(2.56%)		118,483	0.65%		0.80%		3.05%		2.90%		23%
0.00	(d)	11.81	5.57%		146,820	0.65%		0.81%		3.12%		2.96%		7%
0.00	(d)	11.54	8.88%		113,221	0.65%		0.91%		3.60%		3.34%		17%

0.00		11.93	1.65	%(b)	6,285	0.47	%(c)	0.91	%(c)	2.66	%(c)	2.22	%(c)	20	%(b)(f)

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

1.	ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Global Large-Cap Dividend Fund (prior to April 29, 2016 known as Westcore Blue Chip Dividend Fund), Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Global Large-Cap Dividend, Westcore Mid-Cap Value Dividend (Institutional Class commenced operations on April 29, 2016), Westcore Small-Cap Value Dividend, Westcore International Small-Cap (Institutional Class commenced operations on April 29, 2016), Westcore Flexible Income, Westcore Plus Bond Funds and Westcore Colorado Tax-Exempt (Institutional Class commenced operations on April 29, 2016) also offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2016, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore International Small-Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of June 30, 2016, the Westcore International Small-Cap Fund invested a significant percentage of its assets in Japan, Australia and the United Kingdom. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the six months ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2016	2017	2018	Total
Westcore Flexible Income Fund	$20,255,986	$9,408,999	$1,064,911	$30,729,896
Westcore Colorado Tax-Exempt Fund	8,178	22,684	0	30,862

At December 31, 2015, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$78,399,246	$599,954
Westcore International Small-Cap Fund	3,325,157	1,805,123
Westcore Flexible Income Fund	41,428	8,355,957
Westcore Colorado Tax-Exempt Fund	41,889	0

During the year ended December 31, 2015, Westcore Flexible Income Fund had utilized capital loss carryforwards in the amount of $1,025,509.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

The following Funds elect to defer to their fiscal year ending December 31, 2016, capital losses recognized during the period from November 1, 2015 to December 31, 2015 in the amounts of:

Amount
Westcore MIDCO Growth Fund	$728,148
Westcore Select Fund	506,922
Westcore Small-Cap Growth Fund	70,121
Westcore Global Large-Cap Dividend Fund	131,784
Westcore Flexible Income Fund	78,321
Westcore Colorado Tax-Exempt Fund	15,713

The following Funds elect to defer to their fiscal year ending December 31, 2016, late year ordinary losses recognized during the period from November 1, 2015 to December 31, 2015 in the amounts of:

Amount
Westcore Global Large-Cap Dividend Fund	$2,141
Westcore International Small-Cap Fund	536,420

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Small-Cap Growth, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Global Large-Cap Dividend Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid in 2015 were as follows:

Year Ended December 31, 2015
Westcore Growth Fund
Ordinary Income	$1,207,149
Long-Term Capital Gain	8,487,909
Total	$9,695,058
Westcore MIDCO Growth Fund
Ordinary Income	$210,610
Long-Term Capital Gain	4,889,157
Total	$5,099,767
Westcore Small-Cap Growth Fund
Ordinary Income	$3,471
Long-Term Capital Gain	2,134
Total	$5,605
Westcore Global Large-Cap Dividend Fund
Ordinary Income	$1,021,824
Long-Term Capital Gain	3,372,503
Total	$4,394,327

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Year Ended December 31, 2015
Westcore Mid-Cap Value Dividend Fund
Ordinary Income	$449,995
Long-Term Capital Gain	5,337,643
Total	$5,787,638
Westcore Small-Cap Value Dividend Fund
Ordinary Income	$2,966,304
Long-Term Capital Gain	26,088,449
Total	$29,054,753
Westcore Micro-Cap Opportunity Fund
Ordinary Income	$0
Long-Term Capital Gain	1,707,651
Total	$1,707,651
Westcore International Small-Cap Fund
Ordinary Income	$5,000,069
Long-Term Capital Gain	2,932,806
Total	$7,932,875
Westcore Flexible Income Fund
Ordinary Income	$3,201,347
Tax Return of Capital	7,716
Total	$3,209,063
Westcore Plus Bond Fund
Ordinary Income	$46,951,102
Long-Term Capital Gain	4,002,517
Total	$50,953,619
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$12,041
Tax-Exempt Income	4,754,100
Total	$4,766,141

Redemption Fee – The Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore  Flexible Income Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Multi-class Fund expenses related to specific classes and the associated Fund level expenses, for the six months ended June 30, 2016, were as follows:

Westcore Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$21,520	$–	$–
Transfer agent fees	2,228	59	8,055
Registration fees	4,581	4,884	–
Other	541	571	1,852

Westcore MIDCO Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$33,763	$–	$–
Transfer agent fees	9,743	63	13,248
Registration fees	5,153	4,998	–
Other	518	571	2,022

Westcore Small-Cap Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$387	$–	$–
Transfer agent fees	197	914	7,294
Registration fees	8,366	3,946	–
Other	571	571	2,220

Westcore Global Large-Cap Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$18,227	$–	$–
Transfer agent fees	17,537	33	17,745
Registration fees	4,844	1,623	–
Other	521	571	2,447

Westcore Mid-Cap Value Dividend Fund(a)

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$64,384	$–	$–
Transfer agent fees	339	12	7,865
Registration fees	7,195	–	–
Other	193	197	2,401

Westcore Small-Cap Value Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$81,413	$–	$–
Transfer agent fees	3,823	4,376	10,823
Registration fees	6,958	6,409	–
Other	325	562	1,024

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Westcore International Small-Cap Fund(a)

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$90,668	$–	$–
Transfer agent fees	3,143	5	18,430
Registration fees	12,330	–	–
Other	193	197	2,508

Westcore Flexible Income Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$50,189	$–	$–
Transfer agent fees	2,859	425	8,551
Registration fees	4,733	4,984	–
Other	521	571	2,301

Westcore Plus Bond Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$1,447,657	$–	$–
Transfer agent fees	29,084	1,895	20,167
Registration fees	15,358	6,173	–
Other	541	571	3,566

Westcore Colorado Tax-Exempt Fund(a)

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$222,457	$–	$–
Transfer agent fees	646	12	9,234
Registration fees	4,596	–	–
Other	193	197	3,474

(a)	The Fund added an institutional share class that commenced on April 29, 2016.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

3.	SHARES OF BENEFICIAL INTEREST

On June 30, 2016, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	66,579	269,931	461,009	839,035
Institutional Class	25,210	81,530	297,597	320,001
Shares issued in reinvestment of distributions
Retail Class	0	887,269	0	826,120
Institutional Class	0	180,739	0	230,321
Shares redeemed
Retail Class	(331,125)	(1,041,731)	(1,427,391)	(2,264,236)
Institutional Class	(174,415)	(255,338)	(460,020)	(539,640)
Net increase/(decrease) resulting from share transactions	(413,751)	122,400	(1,128,805)	(588,399)

	Westcore Select Fund		Westcore Small-Cap Growth Fund
	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	28,980	115,732	8,081	1,964
Institutional Class	N/A	N/A	135,389	172,541
Shares issued in reinvestment of distributions
Retail Class	0	0	0	43
Institutional Class	N/A	N/A	0	485
Shares redeemed
Retail Class	(415,280)	(1,080,234)	(530)	(9,080)
Institutional Class	N/A	N/A	(333,586)	(340,908)
Net decrease resulting from share transactions	(386,300)	(964,502)	(190,646)	(174,955)

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

	Westcore Global Large-Cap Dividend Fund(a)		Westcore Mid-Cap Value Dividend Fund
	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	140,878	37,714	566,086	332,034
Institutional Class	24,288	46,042	68,864(b)	N/A
Shares issued in reinvestment of distributions
Retail Class	43,355	365,758	0	243,672
Institutional Class	4,682	38,797	0(b)	N/A
Shares redeemed
Retail Class	(181,094)	(815,922)	(266,344)	(545,071)
Institutional Class	(54,365)	(175,309)	(1,445)(b)	N/A
Net increase/(decrease) resulting from share transactions	(22,256)	(502,920)	367,161	30,635

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	1,936,331	1,243,356	93,815	629,055
Institutional Class	2,811,487	2,467,690	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	987,709	0	108,424
Institutional Class	0	1,455,773	N/A	N/A
Shares redeemed
Retail Class	(2,315,296)	(5,233,691)	(633,231)	(1,489,167)
Institutional Class	(3,206,075)	(8,027,415)	N/A	N/A
Net decrease resulting from share transactions	(773,553)	(7,106,578)	(539,416)	(751,688)

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	356,882	1,690,156	1,193,836	1,043,354
Institutional Class	174,890(b)	N/A	448,864	1,208,815
Shares issued in reinvestment of distributions
Retail Class	0	514,570	132,570	297,573
Institutional Class	0(b)	N/A	38,149	54,430
Shares redeemed
Retail Class	(2,147,441)	(13,408,534)	(780,994)	(2,452,975)
Institutional Class	(2,794)(b)	N/A	(169,523)	(446,843)
Net increase/(decrease) resulting from share transactions	(1,618,463)	(11,203,808)	862,902	(295,646)

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	12,073,109	29,832,020	3,368,340	5,046,789
Institutional Class	2,282,961	5,744,468	527,634(b)	N/A
Shares issued in reinvestment of distributions
Retail Class	1,823,535	4,151,586	214,425	376,764
Institutional Class	167,876	436,917	1,112(b)	N/A
Shares redeemed
Retail Class	(24,719,867)	(33,927,570)	(1,790,148)	(2,545,484)
Institutional Class	(3,501,321)	(9,893,312)	(1,990)(b)	N/A
Net increase/(decrease) resulting from share transactions	(11,873,707)	(3,655,891)	2,319,373	2,878,069

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(b)	The Fund added an institutional share class that commenced on April 29, 2016.

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Small-Cap Growth Fund	Westcore Global Large-Cap Dividend Fund
As of June 30, 2016
Gross appreciation (excess of value over tax cost)	$4,981,060	$10,359,876	$5,143,810	$732,417	$6,561,858
Gross depreciation (excess of tax cost over value)	(527,250)	(3,329,192)	(3,592,849)	(276,809)	(2,384,433)
Net unrealized appreciation/(depreciation)	$4,453,810	$7,030,684	$1,550,961	$455,608	$4,177,425
Cost of investment for income tax purposes	$20,820,672	$63,849,775	$45,047,387	$3,974,536	$37,607,136

  |  2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

	Westcore Mid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund
As of June 30, 2016
Gross appreciation (excess of value over tax cost)	$11,224,191	$24,481,156	$1,979,083	$24,590,478
Gross depreciation (excess of tax cost over value)	(1,968,382)	(4,151,239)	(988,213)	(6,117,614)
Net unrealized appreciation/(depreciation)	$9,255,809	$20,329,917	$990,870	$18,472,864
Cost of investment for income tax purposes	$56,444,628	$162,643,987	$10,708,880	$58,196,355

Westcore Bond Funds

	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
As of June 30, 2016
Gross appreciation (excess of value over tax cost)	$1,853,710	$71,944,207	$10,592,278
Gross depreciation (excess of tax cost over value)	(3,893,693)	(6,686,361)	(883,534)
Net unrealized appreciation/(depreciation)	$(2,039,983)	$65,257,846	$9,708,744
Cost of investment for income tax purposes	$69,994,937	$1,280,208,712	$218,788,413

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Growth Fund	0.65%
Westcore MIDCO Growth Fund	0.65%
Westcore Select Fund	0.65%
Westcore Small-Cap Growth Fund	1.00%
Westcore Global Large - Cap Dividend Fund	0.65%
Westcore Mid-Cap Value Dividend Fund	0.75%
Westcore Small-Cap Value Dividend Fund	1.00%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.35%
Westcore Colorado Tax-Exempt Fund	0.40%

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. Denver Investments receives 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed on the Statement of Operations.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Denver Investments as Adviser and Co-Administrator has contractually agreed, during the period ended June 30, 2016 and until at least  April 30, 2017, that the Net Annual Fund Operating Expenses for the Retail Class shares of the Funds will not exceed the amounts shown in  the table below.

Westcore Growth Fund	1.15%
Westcore MIDCO Growth Fund	1.15%
Westcore Select Fund	1.15%
Westcore Small-Cap Growth Fund	1.30%
Westcore Global Large-Cap Dividend Fund	0.99%
Westcore Mid-Cap Value Dividend Fund	1.25%
Westcore Small-Cap Value Dividend Fund	1.30%
Westcore Micro-Cap Opportunity Fund	1.30%
Westcore International Small-Cap Fund	1.50%*
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.65%

*
The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing April 29, 2016 so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds Financial Highlights do not exceed 1.44%. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Without such fee waivers, for the six months ended June 30, 2016, the Total Annualized Fund Operating Expenses for the Retail Class shares of the Funds are as follows:

Westcore Growth Fund	1.25%
Westcore Select Fund	1.24%
Westcore Small-Cap Growth Fund	6.08%
Westcore Global Large-Cap Dividend Fund	1.22%
Westcore Mid-Cap Value Dividend Fund	1.26%
Westcore Small-Cap Value Dividend Fund	1.47%
Westcore Micro-Cap Opportunity Fund	2.00%
Westcore International Small-Cap Fund	1.81%
Westcore Flexible Income Fund	0.93%
Westcore Plus Bond Fund	0.78%
Westcore Colorado Tax-Exempt Fund	0.83%

  |  2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Denver Investments has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. Adviser reimbursements are paid monthly in arrears. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. Without such fee waivers, for the six months ended June 30, 2016, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Westcore Growth Fund	1.29%
Westcore MIDCO Growth Fund	0.99%
Westcore Small-Cap Growth Fund	2.24%
Westcore Global Large-Cap Dividend Fund	1.13%
Westcore Mid-Cap Value Dividend Fund	2.87%
Westcore Small-Cap Value Dividend Fund	1.25%
Westcore International Small-Cap Fund	2.67%
Westcore Flexible Income Fund	0.78%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.91%

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices;  (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for  out-of-pocket expenses.

An officer of the Funds is also an officer of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The Trustees have also appointed a President of the Trust who is also a Trustee.  In addition to Trustee compensation, the President receives a fee per each regularly scheduled Board meeting.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the Trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of Trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. During the six months ended June 30, 2016, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

Security Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at June 30, 2016	Market Value at June 30, 2016	Dividends	Realized Gains/(Losses)
Decmil Group Ltd. (Australia)(a)	4,463,723	–	4,463,723	–	$–	$–	$(5,597,563)
					$–	$–	$(5,597,563)

(a)	As of June 30, 2016 no longer an affiliate.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

6.	FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2016 in valuing the Funds’ assets:

Westcore Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$25,207,150	$0	$0	$25,207,150
Money Market Mutual Funds	67,332	0	0	67,332
Total	$25,274,482	$0	$0	$25,274,482

Westcore MIDCO Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$70,529,450	$0	$0	$70,529,450
Money Market Mutual Funds	351,009	0	0	351,009
Total	$70,880,459	$0	$0	$70,880,459

Westcore Select Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$46,418,231	$0	$0	$46,418,231
Money Market Mutual Funds	180,117	0	0	180,117
Total	$46,598,348	$0	$0	$46,598,348

Westcore Small-Cap Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$4,308,691	$0	$0	$4,308,691
Money Market Mutual Funds	121,453	0	0	121,453
Total	$4,430,144	$0	$0	$4,430,144

Westcore Global Large-Cap Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$41,013,713	$0	$0	$41,013,713
Money Market Mutual Funds	770,848	0	0	770,848
Total	$41,784,561	$0	$0	$41,784,561

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Westcore Mid-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$63,498,046	$0	$0	$63,498,046
Money Market Mutual Funds	2,202,391	0	0	2,202,391
Total	$65,700,437	$0	$0	$65,700,437

Westcore Small-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$177,204,303	$0	$0	$177,204,303
Short-Term Investments	0	5,769,601	0	5,769,601
Total	$177,204,303	$5,769,601	$0	$182,973,904

Westcore Micro-Cap Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$11,695,389	$0	$0	$11,695,389
Rights and Warrants	0	0	4,361	4,361
Total	$11,695,389	$0	$4,361	$11,699,750

Westcore International Small-Cap Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$3,447,652	$13,997,586	$0	$17,445,238
Consumer Staples	0	2,860,113	0	2,860,113
Financials	4,238,667	11,148,852	0	15,387,519
Health Care	239,712	5,522,375	0	5,762,087
Industrials	6,688,189	2,887,214	0	9,575,403
Information Technology	8,201,583	16,450,701	0	24,652,284
Money Market Mutual Funds	986,575	0	0	986,575
Total	$23,802,378	$52,866,841	$0	$76,669,219

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$0	$102,662	$0	$102,662
Liabilities
Forward Foreign Currency Contracts	0	(851,678)	0	(851,678)
Total	$0	$(749,016)	$0	$(749,016)

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

Westcore Flexible Income Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stocks	$942,062	$0	$0	$942,062
Exchange Traded Funds	1,199,730	0	0	1,199,730
Corporate Bonds	0	59,125,456	0	59,125,456
Commercial Mortgage-Backed Securities	0	962,909	1,585,023	2,547,932
Money Market Mutual Funds	4,139,774	0	0	4,139,774
Total	$6,281,566	$60,088,365	$1,585,023	$67,954,954

Westcore Plus Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stock
Financial Institutions	$7,822,654	$960,375	$0	$8,783,029
Corporate Bonds	0	552,970,890	0	552,970,890
Municipal Bonds	0	103,742,088	0	103,742,088
Asset-Backed Securities, Commercial Mortgage-Backed Securities Passthrough & Residential Mortgage-Backed Securities
Asset Backed Securities	0	65,422,118	0	65,422,118
Commercial Mortgage-Backed Securities	0	27,357,463	4,050,614	31,408,077
Mortgage-Backed Securities Passthrough	0	378,808,135	0	378,808,135
Residential Mortgage-Backed Securities	0	37,473,442	0	37,473,442
Government Bond	0	14,065,120	0	14,065,120
U.S. Treasury Bonds & Notes	0	141,085,051	0	141,085,051
Money Market Mutual Funds	11,708,608	0	0	11,708,608
Total	$19,531,262	$1,321,884,682	$4,050,614	$1,345,466,558

Westcore Colorado Tax-Exempt Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$0	$217,629,329	$0	$217,629,329
Short-Term Investments	0	3,702,118	0	3,702,118
Money Market Mutual Funds	7,165,710	0	0	7,165,710
Total	$7,165,710	$221,331,447	$0	$228,497,157

*	For detailed Industry descriptions, see the accompanying Statements of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

For liabilities arising from overdrafts in the custody account, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of June 30, 2016, the liabilities related to custody overdrafts used level 2 inputs.

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. When the trigger is not met at a period end, it could result in securities transferring from a Level 2 to a Level 1 classification. The transfer amount disclosed in the table below represents the value of the securities as of June 30, 2016 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2015.

The Westcore International Small-Cap Fund had the following transfers out of Level 2 at June 30, 2016:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$2,080,601	$(25,179,535)	$25,179,535	$(2,080,601)
Total	$2,080,601	$(25,179,535)	$25,179,535	$(2,080,601)

All securities of the Funds, except for Westcore International Small-Cap, Westcore Flexible Income and Westcore Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the six months ended June 30, 2016. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore International Small-Cap Fund

Investments in Securities	Balance as of December 31, 2015	Accrued discount/ premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/(Depreciation)*	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016
Common Stock	$2,797,246	$–	$(7,657,188)	$7,693,163	$–	$(2,833,221)	$–	$–	$–	$–
Total	$2,797,246	$–	$(7,657,188)	$7,693,163	$–	$(2,833,221)	$–	$–	$–	$–

Westcore Flexible Income Fund

Investments in Securities	Balance as of December 31, 2015	Accrued discount/ premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/(Depreciation)*	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016
Commercial Mortgage-Backed Securities	$1,581,689	$(33,092)	$753	$43,499	$–	$(7,826)	$–	$–	$1,585,023	$43,499
Total	$1,581,689	$(33,092)	$753	$43,499	$–	$(7,826)	$–	$–	$1,585,023	$43,499

Westcore Plus Bond Fund

Investments in Securities	Balance as of December 31, 2015	Accrued discount/ premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/(Depreciation)*	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016
Commercial Mortgage-Backed Securities	$4,042,093	$(84,566)	$1,924	$111,163	$–	$(20,000)	$–	$–	$4,050,614	$111,163
Total	$4,042,093	$(84,566)	$1,924	$111,163	$–	$(20,000)	$–	$–	$4,050,614	$111,163

*	Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent  pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2016:

Westcore Flexible Income Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 6/30/2016	Valuation Technique	Unobservable Input(a)	Level/Range
Commercial Mortgage-Backed Security	$1,585,023	Adjusted Spread Pricing**	Comparability Adjustment	1.85%
			Liquidity Adjustment	0.30%
Total	$1,585,023

Westcore Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 6/30/2016	Valuation Technique	Unobservable Input(a)	Level/Range
Commercial Mortgage-Backed Security	$4,050,614	Adjusted Spread Pricing**	Comparability Adjustment	1.85%
			Liquidity Adjustment	0.30%
Total	$4,050,614

**	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Comparability Adjustment	Decrease	Increase
Liquidity Adjustment	Decrease	Increase

| 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

7.	FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the six months ended June 30, 2016, the Fund had average forward foreign currency contract values to buy and sell of $47,251,435 and $37,850,080, respectively.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016 is as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$102,662	$0
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized loss on forward foreign currency contracts	0	851,678
Total		$102,662	$851,678

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2016 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts	$534,267
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(501,241)

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS	(UNAUDITED)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2016 excluding long-term U.S. government securities and short-term investments were  as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Westcore Growth Fund	$7,311,393	$10,720,152
Westcore MIDCO Growth Fund	54,746,502	58,492,738
Westcore Select Fund	38,859,683	44,990,827
Westcore Small-Cap Growth Fund	2,894,667	4,680,615
Westcore Global Large-Cap Dividend Fund	8,936,171	10,501,751
Westcore Mid-Cap Value Dividend Fund	17,267,832	8,972,162
Westcore Small-Cap Value Dividend Fund	54,369,738	70,016,386
Westcore Micro-Cap Opportunity Fund	4,570,276	12,707,147
Westcore International Small-Cap Fund	22,163,851	44,089,188
Westcore Flexible Income Fund	18,075,036	12,168,793
Westcore Plus Bond Fund	384,319,831	501,494,794
Westcore Colorado Tax-Exempt Fund	77,058,004	38,763,118

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2016, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Westcore Plus Bond Fund	$220,337,041	$233,708,727

  |  2016 Semi-Annual Report

Westcore Trustees and Officers:
Mary K. Anstine, Chairman
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Douglas M. Sparks, Trustee
Janice M. Teague, President & Trustee
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Jill A. Kerschen, Asst. Treasurer
Richard C. Noyes, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds  |  1290 Broadway, Suite 1100  |  Denver, Colorado 80203
Individual Investors: 800.392.CORE  |  Financial Advisors: 800.734.WEST  |  www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end.  Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC’s website at http://www.sec.gov.  You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC120

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	September 8, 2016

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	September 8, 2016